Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	07/26/08

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation

Schedule of Cash Receipts and Disbursements	MOR-1	Yes

Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1A	Yes	MOR 1-A includes explanation and list of bank accounts with book balance.

Schedule of Professional Fees Paid	MOR-1B	Yes

Copies of Bank Statements		No	See explanation on MOR-1A.

Cash Disbursements Journal		No	See summary of disbursements on MOR-1.

Statement of Operations	MOR-2	Yes

Balance Sheet	MOR-3	Yes

Status of Postpetition Taxes	MOR-4	Yes

Copies of IRS Form 6123 or Payment Receipt	MOR-4A	Yes	MOR-4A includes verification of tax payments from 3rd party payroll processor.

Copies of Tax Returns Filed During Reporting Period	MOR-4B	Yes	List of tax returns filed. See MOR-4 for further explanation.

Summary of Unpaid Postpetition Debts	MOR-5	Yes

Listing of Aged Accounts Payable	MOR-5A	Yes

Accounts Receivable Reconciliation and Aging	MOR-6	Yes

Debtor Questionnaire	MOR-6	Yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Scott M. Hurd	August 25, 2008
Signature of Authorized Individual	Date

Scott M. Hurd
Printed Name of Authorized Individual

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	07/26/08

MOR-1: SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

	Current Month
	(6/29/08 - 7/26/08)			Cumulative Filing to Date [1]
($000s)	Actual	Projected [5]		Actual		Projected [5]

Cash Receipts:

Sales Receipts	127,850	$180,856		$455,766		$551,205
Other Receipts (i.e. Tenant Allow.)	1,876	496		6,058		1,521
Store Closure Proceeds	10,000	9,716		120,546		121,449
Total Receipts	139,726	191,068		582,370		674,174

Cash Disbursements:

Trade Payments:
A/P - Merchandise	73,794	119,333		155,841		295,755
Rollover A/P - Prepaid		—		—		—
A/P - LC’s & Trade Card	4,763	—		20,127		—
A/P - LAPP		—		—		—
Total Trade Payments	78,557	119,333		175,968		295,755

Operating Expenses:
Payroll, Payroll Taxes & Benefits	24,805	25,190		89,240		86,222
Rent Checks and Wires	17,805	16,814		41,551		36,044
Marketing	986	—		7,465		—
Capital Expenditures	—	—		—		—
Freight	7,210	—		21,500		—
Sales Tax Payable	10,877	11,891		32,534		32,565
Other (Import duties, Misc. CC fees)	(20)	—		26,654		—
Administrative & Selling Expenses	16,084	49,473	[2]	16,084		131,482
Total Operating Expenses	77,747	103,368		235,029		286,313

Non-Operating Expenses:
DIP & Revolver Interest & Fees	—	—		1,052		—
Other Interest Expense / (Income)	2,809	—		2,813		—
Total Non-Operating Expenses	2,809	—		3,865		—

Net Operating Cash Flow	(19,387)	(31,633)		167,508		92,106

Bankruptcy Expenses:
DIP Fees & Expenses	—	—		14,000		14,000
Deposits for Utilities	—	—		1,485		—
Professional Fees & US Trustee Fees	1,189	2,315		4,389	[3]	9,330
Total Bankruptcy Expenses	1,189	2,315		19,874		23,330

Net Cash Flows	$(20,576)	$(33,948)		$147,634		$68,776

Draw / (Paydown) of DIP Facility	22,149	N/A		(166,833)		N/A

Net Change in Cash	$1,573			$(19,199)

Disbursements for Calculating U.S. Trustee Quarterly Fees

Total Disbursements for Calculating	$160,302

	Allocation Percentage [4]	Fiscal Period	Quarter to Date
Linens ’n Things Center, Inc.	12.2%	$19,622	$19,622
LNT Merchandising Company LLC	22.4%	35,863	35,863
LNT Services, Inc.	61.0%	97,782	97,782
LNT West, Inc.	2.0%	3,137	3,137
LNT, Inc.	2.4%	3,832	3,832
Linens ’n Things, Inc.	0.0%	55	55
LNT Virginia LLC	0.0%	12	12
LNT Leasing II LLC	0.0%	—	—
LNT Leasing III LLC	0.0%	—	—
Bloomington MN L.T., Inc.	0.0%	—	—
Citadel LNT LLC	0.0%	—	—
Vendor Finance LLC	0.0%	—	—
Linens Holding Co.	0.0%	—	—
		160,302	160,302

[1]

The cumulative cash receipts and disbursements includes the five-day period prior to the petition date (04/27/08 - 05/01/08). The Debtors do not track projected or actual cash receipts and disbursements on a daily basis. Therefore, the entire first week of the fiscal month is included on this schedule.

[2]	The Debtors’ projections group all Administrative & Selling Expenses into one category. This category includes the Marketing, Freight and Other categories from the Actual disbursements.
[3]	The Debtors paid $1.9 million of this total professional fees between 04/27/08 and the filing date.
[4]

The allocation percentage to the various Debtor entities represents the approximate percentage of the total disbursements made in the 90-day period preceding the petition date made by each debtor (see Statement of Financial Affairs 3-B for each Debtor). The calculation of the percentages is based on disbursements made to third parties and does not include transfers amongst the Debtors.

[5]	Budget filed with Initial Operating Report on June 6, 2008.

MOR-1

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	07/26/08

MOR-1A: BANK RECONCILIATIONS

I attest that each of the Debtors’ corporate bank accounts is reconciled to monthly bank statements. The Company’s standard practice is to ensure that each corporate bank account is reconciled to monthly bank statements for each calendar month within 30 days after the month end. Store bank accounts are not reconciled on a monthly basis. These accounts are strictly depository accounts; neither checks nor wires are drafted from these accounts. Balances in these accounts are swept into corporate accounts (which are reconciled as described above) on a daily basis. The Company is developing a system to enable it to prepare timely reconciliations for the store bank accounts. See the attached schedule for a listing of each of the Debtors’ bank accounts and the book balance of the account as of the end of the fiscal month covered by this report.

/s/ Scott Hurd
Scott Hurd
Controller
Linens ’N Things

MOR-1A

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	07/26/08

MOR-1A: BANK RECONCILIATIONS - continuation sheet

Bank Name	Entity	Account #	Book Balance

I. Bank Accounts Classified as “Cash” on the Balance Sheet:

Bank of America	Linens N Things Inc,	…0382	255,244.00
Citizens Bank	Linens N Things Inc,	…5636	119,350.00
Intrust Bank	Linens N Things Inc,	…1579	9,800.00
Univest (Pennview)	Linens N Things Inc,	…1641	5,011.00
Fifth Third	Linens N Things Inc,	…9498	51,119.00
Bank of the Cascades	Linens N Things Inc,	…2926	628,366.00
Bankcorp South	LNT Inc.	…2799	17,708.00
Bank of America	LNT Inc.	…3632	(113,662.00)
Chittenden Bank	LNT Inc.	…1837	11,509.00
First Interstate Bank	LNT Inc.	…6542	—
Huntington National Bank (Sky)	LNT Inc.	…7158	16,629.00
National City Bank, IL	LNT Inc.	…9258	392,327.00
National City Bank, OH	LNT Inc.	…0543	86,241.00
National City Bank, IN	LNT Inc.	…3604	48,938.00
National City Bank, MI	LNT Inc.	…5959	—
Regions Bank (Union Planters)	LNT Inc.	…4407	29,414.00
Regions Bank (AmSouth)	LNT Inc.	…0104	187,355.00
SunTrust	LNT Inc.	…2338	4,104,597.00
TD Banknorth N.A. (Banknorth)	LNT Inc.	…2769	21,172.00
TD Banknorth N.A. (BoNH)	LNT Inc.	…6681	212,234.00
US Bank, MO	LNT Inc.	…4286	3,673,548.00
Wachovia	LNT Inc.	…4746	2,723,385.00
Wheatland Bank	LNT Inc.	…0288	32,114.00
JP Morgan Chase	LNT West	…6720	331,784.00
Norwest Bank (Wells Fargo)	LNT West	…3860	1,091,422.00
Bank of New York	Bloomington	…8546	—
Bank of New York	LNT Leasing II LLC	…8562	—
Bank of New York	LNT Leasing III LLC	…4479	—
Bank of New York	Linens N Things Center	…8261
Bank of New York	Linens N Things Inc.	…0931	—
Bank of New York	LNT Inc.	…8538	—
Bank of New York	LNT West	…8619	—
Bank of New York	LNT Virginia LLC	…8570	—
Bank of New York	LNT Merchandising	…4460	2,107,584
Bank of New York	Citadel	…4568	6,275
Bank of New York	LNT Services	…3101	1,257,122
Wachovia	LNT Services	…8232	—
Wachovia	LNT Leasing II LLC	…8261	13,501,537
Wachovia	LNT Leasing III LLC	…8274	—
Wachovia	Center	…8216	934,859
Wachovia	Linens N Things Inc.	…8229	—
Wachovia	LNT Inc.	…8245	—
Wachovia	LNT West	…8258	—
Wachovia	LNT Services	…2572	100,410.00
Solutran / Lake Region Bank	LNT Inc.	…4045	29,477.00
JPMorgan Chase	LNT Services	…5828	3,891.00
Bank of America	LNT Inc.	…8980	—
Bank of America	LNT Inc.	…9000	—
Bank of America	LNT Inc.	…9729	464,330.00
Bank of America	Linens ’n Things, Inc.	…9192
JPMorgan Chase	LNT Services	…5801	68,253.00
Evergreen Investments	LNT Services	…4761	252,719.00
Bank of New York	Linens N Things Center	…0307	—
Bank of New York	LNT Merchandising	…7842	—
Bank of America	Utility Deposits	…9192	1,084,663
			33,746,725
Adjustments:
Store Deposits Swept into Centralized Accounts (in transit)			(221,833.00)
Cash on Hand at Stores			784,013.00
Miscellaneous			29,564.00
Lease and Tax Payments in Transit			(411,892.00)

Cash Balance per Balance Sheet			33,926,577

MOR-1A

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	07/26/08

MOR-1A:  BANK RECONCILIATIONS - continuation sheet

Bank Name	Entity	Account #	Book Balance

II. Bank Accounts Classified as Liabilities on Balance Sheet (Outstanding Checks)

Bank of New York	LNT Merchandising	…3296	(15,738,944)
Bank of New York	LNT Services	…3270	(5,423,608)
Bank of New York	LNT Services	…3288	(30,969,689)
			(52,132,242)

III. Net Book Balance			$(18,205,665)

MOR-1A

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	07/26/08

MOR-1B: SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID [1]

	Period	Amount	Check		Amount Paid		Year-to-Date
Payee	Covered	Approved	Number	Date	Fees	Expenses	Fees	Expenses
CONWAY, DEL GENIO & GRIES	Jun-08	207,188	WIRE	07/08/08	$200,000	$7,188	$400,000	$14,070
ASSET DISPOSITION ADVISORS	May-08	446,425	WIRE	07/24/08	430,271	16,154	430,271	16,154

Total		$653,613			$630,271	$23,342	$830,271	$30,224

[1] Includes amounts paid to court approved professionals only (Debtors’ and Creditors’ Committee professsionals).

MOR-1B

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	07/26/08

MOR-2: STATEMENT OF OPERATIONS

(Income Statement)

	July (6/29/08-7/26/08)	June [1] (5/25/08 - 6/28/08)	May [1] (5/2/08-5/24/08)	Cumulative Filing to Date

Gross Revenues	$111,963,136	$138,221,282	$117,930,839	$368,115,257
Rebates and Returns	35,789	2,304,652	(299,825)	2,040,616
Cost of Goods Sold	(54,191,279)	(68,158,032)	(58,547,899)	(180,897,210)

Initial Mark On (IMO)	57,807,646	72,367,902	59,083,115	189,258,663

Markdowns	11,195,655	14,495,056	14,333,026	40,023,737
Gross Allowances	(5,194,393)	(1,646,405)	(2,072,823)	(8,913,621)
Deferred Allowances	(2,296,333)	(8,036,175)	(8,046,146)	(18,378,654)
Total Markdowns - Net	3,704,929	4,812,476	4,214,057	12,731,462

Merchant Margin	54,102,717	67,555,426	54,869,058	176,527,201

Supply Chain Expenses	(5,862,773)	(6,517,004)	(4,186,856)	(16,566,633)
Buying, Product Development, Shrink	(3,260,581)	(4,136,017)	(3,274,746)	(10,671,344)
Gross Profit	44,979,363	56,902,405	47,407,456	149,289,224

Store Payroll Expense	(14,169,065)	(18,703,759)	(14,478,085)	(47,350,909)
Other Store Selling Expenses (see attached schedule)	(4,470,306)	(5,315,622)	(4,103,858)	(13,889,786)
Total Selling Expense	(18,639,371)	(24,019,381)	(18,581,943)	(61,240,695)

Margin after Selling Expenses	26,339,992	32,883,024	28,825,513	88,048,529

Occupancy	(34,117,801)	(33,499,276)	(38,533,866)	(106,150,943)
Sales Promotions	(5,237,351)	(1,344,202)	(4,011,389)	(10,592,942)
Other Store Expenses (see attached schedule)	(1,181,557)	(1,792,384)	(318,132)	(3,292,073)
Supervisory / Other	(825,129)	(1,152,177)	(858,454)	(2,835,760)
Total Store Expenses	(41,361,838)	(37,788,039)	(43,721,841)	(122,871,718)

Store Contribution	(15,021,846)	(4,905,015)	(14,896,328)	(34,823,189)

Administrative Salaries	(2,106,849)	(2,641,587)	(1,673,713)	(6,422,149)
Other Administrative Expenses (see attached schedule)	(1,988,329)	(2,337,939)	(1,940,956)	(9,432,858)
Other Income / (Expense)	326,639	361,414	312,636	(10,316,451)
Interest	(1,554,337)	(2,242,945)	(1,776,408)	(16,193,915)
Taxes	(268,908)	(676,051)	(225,968)	(1,170,927)
Total General & Administrative	(5,591,784)	(7,537,108)	(5,304,409)	(43,536,300)

Net Earnings	$(20,613,630)	$(12,442,123)	$(20,200,737)	$(78,359,489)

Reorganization Items (see attached schedule)	(7,474,912)	(37,905,729)	(10,851,796)	(56,232,437)

Net Earnings After Reorganization Items	$(28,088,542)	$(50,347,852)	$(31,052,533)	$(134,591,926)

[1]

Adjustments were made to the June and May income statement since the May and June Monthly Operating Reports were filed. Certain correcting entries were made related to impairment, interest on bonds and DIP financing transaction costs. The updated income statements for the periods are presented in their entirety. The only line items that changed are “Other Administrative Expenses” and “Reorganization Items.”

MOR-2

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	07/26/08

MOR-2: STATEMENT OF OPERATIONS - continuation sheet

Breakdown of “Other” Category	Postpetition Fiscal Period (6/29/08-7/26/08)	Cumulative Filing to Date
Other Store Selling Expenses
- Payroll Taxes	$1,557,269	$4,716,056
- Employee Benefits	528,755	1,640,780
- Workers Compensation	890,767	2,427,312
- 401(K)	107,680	342,404
- Store Travel	51,912	123,659
- Management Development	18,865	119,849
- Store Supplies	414,782	1,843,754
- Third Party Commissions	904,293	2,013,778
- Store Bonus Cost	(156,848)	422,455
- Employee Referrals	17,747	52,190
- Relocations	135,084	187,549
	4,470,306	13,889,786

Other Store Expense
- Cash Over & Short	40,255	121,133
- Inventory Fees	—	13,494
- Security	247,003	570,869
- Bad Checks Expense	(2,874)	153,890
- Check Collection Fees, Net	(2,127)	16,365
- Credit & Check Auth Fee	143,635	451,792
- Telephone	172,464	528,483
- Postage	14,358	55,637
- Charge Card Discount, Net	2,327,547	5,518,201
- Bank Service Fees	96,445	337,100
- Employment Agency Fees	12,106	68,934
- Canadian License Fee & Miscellaneous	(1,867,255)	(4,543,825)
	1,181,557	3,292,073

Other Administrative Expenses
- Division Management	12,762	45,677
- Human Resources	143,120	454,690
- Construction & Maintenance	(89,394)	(282,230)
- Store Planning	1,599	4,651
- Lease Administration	2,313	7,747
- Legal	20,668	256,950
- Marketing	9,738	32,217
- Accounting & Shrink	64,303	197,195
- Quality Control	17,571	(54,821)
- Admin Services	50,237	169,219
- Information Services	425,389	1,381,701
- Store Operations	5,707	16,415
- Home Office	6,853	86,420
- Shareholder Reporting	13,333	31,230
- Employee Benefits	168,265	300,581
- Minimum Rent	164,214	486,345
- Outside Services	120,163	390,446
- Consulting	78,646	229,267
- Miscellaneous	3,435,859	6,483,730
- Home Office Operating Costs	177,160	442,678
- Insurance	75,833	218,827
- Apollo & NRDC Management Fees	166,667	470,239
- Stock Option Expense	287,385	775,079
- Workers Comp	2,917	18,389
- 401(K)	95,953	305,113
- Audit Fees	175,000	774,500
- Directors & Registers Fees	(113,065)	(307,978)
- Charitable Contribution	2,250	51,447
- Merchandise Allocation	(571,348)	(1,574,048)
- Amort of DIP Costs	267,158	753,767
- Administrative Office Depreciation	239,900	736,242
	5,457,156	12,901,685

Other Reorganization Expenses
- Transaction Costs - Financing Costs	2,008,657	4,248,885
- Transaction Costs - Legal & Professional Fees	1,460,170	2,385,576
- Credit Facility Fees	—	10,620,225 [1]
- Restructuring Reserve	3,928,725	15,245,865
- Store Closing Expenses	77,360	23,731,886
	7,474,912	56,232,437

[1]  Represents the write-off of the costs associated with the prepetition credit facility.

MOR-2 (continued)

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	07/26/08

MOR-3: BALANCE SHEET

	Postpetition Fiscal Period as of 07/26/08	Prepetition Balance as of 5/01/08
Assets
Current Assets
Cash	$33,926,577	$26,512,240
Accounts Receivable (Net)	41,582,888	25,333,978
Inventory	563,005,990	696,841,386
Inventory Related to Liquidation Sales	50,936,752	—
Prepaid Expenses	16,325,741	41,949,381
Total Current Assets	705,777,948	790,636,985

Property & Equipment
Building	5,010,000	5,010,000
Furniture & Fixtures	276,425,578	292,277,444
Hardware	13,841,355	14,866,273
Leasehold Improvements	183,411,129	207,217,671
Land	1,030,400	1,030,400
Software	8,713,307	8,911,489
Less: Accumulated Depreciation	(214,439,713)	(214,507,584)
Total Property & Equipment	273,992,056	314,805,693

Other Assets
Identifiable Intangible	135,503,022	138,157,957
Goodwill	253,159,671	253,159,671
Other Noncurrent Assets (see attached)	37,602,018	36,700,672
Total Other Assets	426,264,711	428,018,300

Total Assets	1,406,034,715	1,533,460,978

Liabilities and Shareholders’ Equity
Liabilities Not Subject to Compromise
Current Liabilities
Accounts Payable, Merchandise Accruals, Refunds & Allowances	43,866,786	87,301,142
Due To Customers	9,419,118	41,159,477
Salaries And Wages	7,616,450	11,564,444
Taxes (non Franchise and Income Tax)	15,279,374	14,990,551
Workers Compensation	184,381	2,093,201
Current Retirement Plans	68,850	56,148
Rent	—	—
General Liability Claims	103,437	1,330,306
Accrued Auto Claims and Uninsured Losses	7,044	346,074
Other Accrued Liabilities (see attached)	132,020,239	146,966,580
Total Current Liabilities	208,565,679	305,807,923

Long Term Liabilities
Long-Term Borrowings	195,077,398	1,032,387,823
Noncurrent Deferred Income	—	47,837,278
Other Liabilities (see attached)	1,972,732	80,099,764
Total Long Term Liabilities	197,050,130	1,160,324,865

Total Liabilities Not Subject to Compromise	405,615,809	1,466,132,788

Liabilities Subject to Compromise
L/T Senior Secured Note	668,914,007	—
Unsecured Claims	345,641,481	—
Priority Claims	27,196,968	—
Total Liabilities Subject to Compromise	1,041,752,456	—

Total Liabilities	1,447,368,265	1,466,132,788

Shareholders’ Equity
Common Stock	130,130	130,130
Additional Paid-In Capital	601,254,218	600,479,139
Retained Earnings - Prepetition	(536,191,697)	(536,191,697)
Retained Earnings - Postpetition	(109,488,895)	—
Currency Gain/Loss	2,962,694	2,910,618
Net Shareholders’ Equity	(41,333,550)	67,328,190

Total Liabilities and Shareholders’ Equity	$1,406,034,715	$1,533,460,978

[1]

The categorization of certain liabilities on the May 24th balance sheet have been reclassified among the Liabilities Subject to Compromise and Liabilities Not Subject to Compromise categories since the filing of the May 2008 Monthly Operating Report. The Debtors are working towards finalizing these accounts and the allocations. The total amount of liabilities on the Debtors balance sheets remain unchanged.

MOR-3

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	07/26/08

MOR-3: BALANCE SHEET - continuation sheet

Postpetition Fiscal Period as of 07/26/08
Assets
Other Noncurrent Assets
- Deferred Assets	$34,125,777
- Utility Deposits	2,877,614
- Security Deposits	5,000
- CSV of Nationwide Life Insurance Policy on N. Axelrod	593,627
37,602,018
Liabilities and Owners’ Equity
Current Liabilities - Other Accrued Liabilities
- Equipment Rental	23,458
- Miscellaneous Admin	1,051,971
- Store Operations	713,219
- Professional Fees	1,001,379
- Supplies	662,950
- Bad Checks Reserve	264,454
- Gift Cards	69,449
- Employee Legal Plan Benefit	2,478
- Rent	683,478
- Common Area Maintenance	983,057
- Landlord Insurance	589,655
- Real Estate Taxes	9,697,891
- Utilities	5,743,291
- Repairs & Maintenance	1,057,051
- Benefits	132,199
- Family Fund	16,059
- Deferred Compensation	4,530
- Credit Card Finance Charge	291,579
- Accrual for Leased Store Fixture Removal	12,224
- Payroll Garnishments	6,357
- Freight	3,984,857
- Logistics	1,408,351
- Advertising	1,810,702
- Accrued Vacation	99,324
- Medical UHC	5,616
- Starbridge	32,604
- Critical Illness	7,811
- Flex Spending	(68,635)
- Universal Life	50,808
- Management Information Systems	1,674,003
- Bank Fee Accrual	183,295
- Tax Consulting	199,857
- Cash BONY O/S Checks	30,386,285
- Accrued Commitment Fees and LC Participation Fees	1,376,095
- Net Due to Liquidators	16,134,455
- Deferred Revenue	50,936,752
- State Income Tax Payable	791,330
132,020,239

Long Term Liabilities - Other Liabilities
- Accrued Straight Lining Of Rent	920,110
- Net Intercompany Canada (foreign exchange conversion)	(52,197)
- L/T Liab - Work Cop Adj/Rcl	929,854
- L/T Liab - Gen Liab Adj/Rcl	411,026
- Landlord Allowance	(167,082)
- Accum.Ll.Allow.Amort.-S.Point	(68,979)
- Accum.Katz Comm.Amort.	—
1,972,732
Adjustments to Owners’ Equity
- Net Earnings	(28,088,542)
- Adjustment to Prior Period Earnings (June 2008)	5,701,590
- Net Earnings (Immaterial Variance)	8
- Increase in Contributed Capital from Stock Options Issued Prepetition	287,385
- Change in Currency Gain / Loss from Exchange Rates	(123,490)
(22,223,049)

MOR-3 (continued)

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	07/26/08

MOR-4: STATUS OF POSTPETITION TAXES [4]

			Amount
		Beginning	Withheld or	Amount	Date	Check No.	Ending Tax
		Tax Liability	Accrued	Paid[5]	Paid	or EFT	Liability

Federal
Withholding		$231,498	$2,139,089	$2,141,527	Various	Various	$229,060
FICA - Employee & Employer		1,015,115	3,343,128	3,334,507	Various	Various	1,023,736
Unemployment		59,247	49,989	49,088	Various	Various	60,148
Income		—	—	—	N/A	N/A	—
Other		—	—	—	N/A	N/A	—
Total Federal		1,305,860	5,532,206	5,525,122			1,312,945

State and Local
Withholding		132,658	587,984	584,732	Various	Various	135,910
Sales & Use / Excise	[3]	10,920,379	15,359,131	13,767,893	Various	Various	12,511,617
Unemployment		114,693	185,509	185,745	Various	Various	114,456
Real Property	[1]	6,201,524	3,496,366	—	N/A	N/A	9,697,890
Personal Property	[2]	11,544,069	644,783	559,689	Various	Various	11,629,163
Other	[2]	761,142	240,742	—	N/A	N/A	1,001,884
Total State and Local		29,674,466	20,514,515	15,098,059			35,090,921

Total Taxes		$30,980,326	$26,046,721	$20,623,181			$36,403,866

[1]

The Debtors lease almost all of their properties and pay a majority of their real estate taxes to landlords rather than directly to taxing authorities. The tax obligation listed above is therefore not an obligation to taxing authorities.

[2]

The Debtors have received permission from the Court to pay its prepetition tax obligations. The beginning balances include the prepetition liability for Personal Property and Other (state income and franchise taxes).

[3]	Excludes Sales Tax audits.
[4]

These balances will not tie directly to the balance sheet. The balance sheet accounts includes offsetting receivable balances due from various taxing authorities. This analysis only includes jurisdictions with payable balances.

[5]

Amounts Paid do not tie to MOR-1 because there are certain differences related to the timing disbursements are captured in the cash flow projection model and there are certain differences related to the timing disbursements are captured in the cash flow projection model and the company’s general ledger.

TAX RETURNS FILED DURING THE REPORTING PERIOD

I attest that all sales and use tax returns have been filed in accordance with state / county / city requirements for the above referenced period and according to the Company’s tax payment schedule. (See attached schedule - MOR-4A.) Any payments remitted have been incorporated into the Schedule of Cash Receipts and Disbursements at MOR-1.

All payroll taxes and tax returns are paid through ADP, a third-party payroll processor. ADP is responsible for withholding all tax amounts from employee wages and remitting both the employer and employee portion of payroll tax liabilities to the appropriate jurisdictions. The attached are confirmations that Linens ’N Things has remitted payroll tax obligations to ADP for each of the payroll runs during the fiscal month covered by this report.

/s/ Scott Hurd
Scott Hurd
Controller
Linens ’N Things

MOR-4

MOR-4A: Verification of Tax Payments from

Third Party Payroll Processor

AUTOMATIC DATA PROCESSING
TAX FILING SERVICE
400 W COVINA BLVD
SAN DIMAS, CA 91773

DATE:	07/01/08

INVOICE NO:	1681992-00
BR/CO:	73/L-l
BALANCE DUE:	$ 1,365,587.04 DR

LNT INC

ATTN: TERI JAWOROWSKI

6 BRIGHTON ROAD

CLIFTON, NJ 07015

THE “BALANCE DUE” AMOUNT WILL BE CHARGED TO YOUR ACCOUNT ON 07/02/08.

BR/CO	DESCRIPTION	CHECK DATE	REASON	AMOUNT	COMMENT
73/L–1	TAX	07/03/08	21	563,559.42 DR	BATCH #03502
PAYROLL TOTAL				$563,559.42 DR
73/L–6	TAX	07/03/08	21	19,464.90 DR	BATCH #03509
PAYROLL TOTAL				$19,464.90 DR
73/L–2	TAX	07/03/08	21	753,319.80 DR	BATCH #03502
PAYROLL TOTAL				$753,319.80 DR
73/L–7	TAX	07/03/08	21	29,242.92 DR	BATCH #03509
PAYROLL TOTAL				$29,242.92 DR
SUB-TOTAL:				$1,365,587.04 DR
INVOICE TOTAL				$1,365,587.04 DR
BALANCE DUE				$1,365,587.04 DR

Liability	Taxes Debited	Federal Income Tax			171,466.72
Recap		Earned Income Credit Advances			.00
		Social Security - EE			132,681.37
		Social Security - ER			132,681.19
		Social Security Adj - EE			.00
		Medicare - EE			31,030.43
		Medicare - ER			31,030.28
		Medicare Adj - EE			.00
		Federal Unemployment Tax			5,558.56
		State Income Tax			49,649.18
		State Unemployment Insurance - EE			1.25
		State Unemployment/Disability Ins - ER			8,872.81
		State Unemployment Insurance Adj - EE			.00
		State Disability Insurance - EE			374.62
		State Disability Insurance Adj - EE			.00
		Workers’ Benefit Fund Assessment - EE			.00
		Workers’ Benefit Fund Assessment - ER			.00
		Local Income Tax			213.01
		School District Tax			.00
		Total Taxes Debited	Acct. No.	8900183101	Tran/ABA 021000018	563,559.42
	Other Transfers	Wage Garnishments	Acct. No.	8900183101	Tran/ABA 021000018	11,270.36		Total Liability
		Total Amount Debited From Your Account					574,829.78	574.829.78
	Bank Debits and	Checks				919,076.94		1,493,906.72
	Other Liability	Direct Deposit				783,240.25		2,277,146.97
		Adjustments/Prepay/Voids				1,627.78-		2,275,519.19
	Taxes - Your	None This Payroll							Includes Adjustments that are your responsibility
	Responsibility							2,275,519.19

	Statistical Summary	LINENS -N- THINGS	Batch :	3502	Period Ending :	06/28/2008	Week	27
	Recap	Company Code: L-1	Quarter Number:	3	Pay Date :	07/03/2008	Page	1
®		Region Name: NPC NORTHEAST			Current Date :	06/30/2008

©1996 Automatic Data Processing, Inc.

Liability	Taxes Debited	Federal Income Tax			225,452.60
Recap		Earned Income Credit Advances			.00
		Social Security - EE			180,637.58
		Social Security - ER			180,637.53
		Social Security Adj - EE			.00
		Medicare - EE			42,245.90
		Medicare - ER			42,245.87
		Medicare Adj - EE			.00
		Federal Unemployment Tax			8,914.34
		State Income Tax			39,852.90
		State Unemployment Insurance - EE			.00
		State Unemployment/Disability Ins - ER			24,865.15
		State Unemployment Insurance Adj - EE			.00
		State Disability Insurance - EE			7,591.44
		State Disability Insurance Adj - EE			.00
		Workers’ Benefit Fund Assessment - EE			101.21
		Workers’ Benefit Fund Assessment - ER			101.21
		Local Income Tax			674.07
		School District Tax			.00
		Total Taxes Debited	Acct. No.	8900183101	Tran/ABA 021000018	753,319.80
	Other Transfers	Wage Garnishments	Acct. No.	8900183101	Tran/ABA 021000018	15,370.66		Total Liability
		Total Amount Debited From Your Account					768,690.48	768,690.48
	Bank Debits and	Checks				1,439,034.05		2,207,724.53
	Other Liability	Direct Deposit				898,690.03		3,106,414.56
		Adjustments/Prepay/Voids				20,402.50		3,126,817.06
	Taxes - Your	None This Payroll							Includes Adjustments that are your responsibility
	Responsibility							3,126,817.06

	Statistical Summary	LINENS -N- THINGS	Batch :	3502	Period Ending :	06/28/2008	Week	27
	Recap	Company Code: L-2	Quarter Number:	3	Pay Date :	07/03/2008	Page	1
®		Region Name: NPC NORTHEAST			Current Date :	06/30/2008

©1996 Automatic Data Processing, Inc.

Liability	Taxes Debited	Federal Income Tax			5,897.82
Recap		Earned Income Credit Advances			.00
		Social Security - EE			4,517.17
		Social Security - ER			4,517.14
		Social Security Adj - EE			.00
		Medicare - EE			1,056.51
		Medicare - ER			1,056.43
		Medicare Adj - EE			.00
		Federal Unemployment Tax			170.59
		State Income Tax			1,421.25
		State Unemployment Insurance - EE			.00
		State Unemployment/Disability Ins - ER			489.41
		State Unemployment Insurance Adj - EE			.00
		State Disability Insurance - EE			303.74
		State Disability Insurance Adj - EE			.00
		Workers’ Benefit Fund Assessment - EE			17.42
		Workers’ Benefit Fund Assessment - ER			17.42
		Local Income Tax			.00
		School District Tax			.00
		Total Taxes Debited	Acct. No.	8900183101	Tran/ABA 021000018	19,464.90
	Other Transfers	Wage Garnishments	Acct. No.	8900183101	Tran/ABA 021000018	153.20		Total Liability
		Total Amount Debited From Your Account						19,618.10
	Bank Debits and	Checks				29,984.67	19,618.10	49,602.77
	Other Liability	Direct Deposit				27,653.15		77,255.92
		Adjustments/Prepay/Voids				792.90		78,048.82
	Taxes - Your	None This Payroll							Includes Adjustments that are your responsibility
	Responsibility							78,048.82

	Statistical Summary	LINENS -N- THINGS	Batch :	3509	Period Ending :	06/28/2008	Week	27
	Recap	Company Code: L-6	Quarter Number:	3	Pay Date :	07/03/2008	Page	1
®		Region Name: NPC NORTHEAST			Current Date :	06/30/2008

©1996 Automatic Data Processing, Inc.

Liability	Taxes Debited	Federal Income Tax			8,210.39
Recap		Earned Income Credit Advances			.00
		Social Security - EE			6,817.58
		Social Security - ER			6,817.63
		Social Security Adj - EE			.00
		Medicare - EE			1,594.46
		Medicare - ER			1,594.44
		Medicare Adj - EE			.00
		Federal Unemployment Tax			344.94
		State Income Tax			1,604.02
		State Unemployment Insurance - EE			.00
		State Unemployment/Disability Ins - ER			1,379.75
		State Unemployment Insurance Adj - EE			.00
		State Disability Insurance - EE			879.71
		State Disability Insurance Adj - EE			.00
		Workers’ Benefit Fund Assessment - EE			.00
		Workers’ Benefit Fund Assessment - ER			.00
		Local Income Tax			.00
		School District Tax			.00
		Total Taxes Debited	Acct. No.	8900183101	Tran/ABA 021000018	29,242.92
	Other Transfers	Wage Garnishments	Acct. No.	8900183101	Tran/ABA 021000018	145.02		Total Liability
		Total Amount Debited From Your Account					29,387.94	29,387.94
	Bank Debits and	Checks				60,096.37		89,484.31
	Other Liability	Direct Deposit				27,712.49		117,196.80
		Adjustments/Prepay/Voids				868.66		118,065.46
	Taxes - Your	None This Payroll							Includes Adjustments that are your responsibility
	Responsibility							118,065.46

	Statistical Summary	LINENS -N- THINGS	Batch :	3509	Period Ending :	06/28/2008	Week	27
	Recap	Company Code: L-7	Quarter Number:	3	Pay Date :	07/03/2008	Page	1
®		Region Name: NPC NORTHEAST			Current Date :	06/30/2008

©1996 Automatic Data Processing, Inc.

AUTOMATIC DATA PROCESSING
TAX FILING SERVICE
400 W COVINA BLVD
SAN DIMAS, CA 91773

DATE:	07/09/08

INVOICE NO:	1670372-01
BR/CO:	73/L-l
BALANCE DUE:	$ 1,773,319.87 DR

ADJUSTED INVOICE

LNT INC
ATTN: TERI JAWOROWSKI
6 BRIGHTON ROAD
CLIFTON, NJ 07015

THE “BALANCE DUE” AMOUNT WILL BE CHARGED TO YOUR ACCOUNT ON 07/10/08.

BR/CO	DESCRIPTION	CHECK DATE	REASON	AMOUNT	COMMENT

73/L-l	TAX	07/11/08	21	749,331.88 DR	NEW ITEM VER 01
					BATCH #04984
PAYROLL TOTAL				$749,331.88 DR
73/L-2	TAX	07/11/08	21	239,682.95 DR	NEW ITEM VER 01
					BATCH #04984
PAYROLL TOTAL				$239,682.95 DR
73/L&T	TAX	07/11/08	21	663,840.39 DR	NEW ITEM VER 01
					BATCH #04984
PAYROLL TOTAL				$663,840.39 DR
73/L-3	TAX	07/11/08	21	74,471.92 DR	NEW ITEM VER 01
					BATCH #04984
PAYROLL TOTAL				$74,471.92 DR
73/L-4	TAX	07/11/08	21	33,252.92 DR	NEW ITEM VER 01
					BATCH #04984
PAYROLL TOTAL				$33,252.92 DR
73/L-5	TAX	07/11/08	21	13,082.87 DR	NEW ITEM VER 01
					BATCH #04984
PAYROLL TOTAL				$13,082.87 DR
SUB-TOTAL:				$1,773,662.93 DR

AUTOMATIC DATA PROCESSING
TAX FILING SERVICE
400 W COVINA BLVD
SAN DIMAS, CA 91773

DATE:	07/09/08

INVOICE NO:	1670372-01
BR/CO:	73/L-l
BALANCE DUE:	$ 1,773,319.87 DR

ADJUSTED INVOICE

BR/CO	DESCRIPTION	CHECK DATE	REASON	AMOUNT	COMMENT

73/L-1	SC-SUIER	06/24/08	03	806.72 CR	1.65% TO l.30%
73/L&T	FED-FUTA	06/30/08	44	165.15 DR
73/L&T	FL-SUIER	06/30/08	44	133.54 DR
73/L&T	LA-SUIER	06/30/08	44	179.26 DR
73/L&T	NC-SUIER	06/30/08	44	28.63 DR
73/L&T	OH-SUIER	06/30/08	44	16.08 DR
73/L&T	NJ-SDIEE	06/30/08	45	1,868.06 DR
73/L&T	NJ-SUIER	06/30/08	45	60.26 CR
73/L&T	NJ-SUIEE	06/30/08	45	1,866.80 CR

SUB-TOTAL ADJ FOR TAX				$343.06 CR

		INVOICE TOTAL		$1,773,319.87 DR

		BALANCE DUE		$1,773,319.87 DR

IF YOU HAVE ANY QUESTIONS CONCERNING THIS INVOICE, PLEASE CALL YOUR CLIENT SERVICE REPRESENTATIVE.

REASON DESCRIPTION:

21	YOUR ACCOUNT IS BEING CHARGED FOR THE PAYROLL TAX LIABILITY (OR PAYROLL ADJUSTMENTS) FOR THE ABOVE REFERENCED PAYROLL CHECK DATE.

03

ADP HAS BEEN NOTIFIED OF AN UPDATE TO YOUR STATE UNEMPLOYMENT INSURANCE (SUIER) CONTRIBUTION RATE. THE RATE CHANGE IS RETROACTIVE TO THE BEGINNING OF THE QUARTER ASSOCIATED WITH THE ABOVE REFERENCED PAYROLL CHECK DATE. THIS HAS RESULTED IN ADP ISSUING YOUR COMPANY A CREDIT/DEBIT (CR/DR).

AUTOMATIC DATA PROCESSING
TAX FILING SERVICE
400 W COVINA BLVD
SAN DIMAS, CA 91773

DATE:	07/09/08

INVOICE NO:	1670372-01
BR/CO:	73/L-l
BALANCE DUE:	$ 1,773,319.87 DR

REASON DESCRIPTION:

44

PAYROLL TAX LIABILITIES EXCEED TAXES IMPOUNDED DURING THE QUARTER. IN ORDER TO FILE THE ASSOCIATED TAX REPORTS IN ACCORDANCE WITH AGENCY REQUIREMENTS, YOUR ACCOUNT IS BEING CHARGED AT THIS TIME FOR THE ADDITIONAL TAXES DUE. PLEASE CONTACT YOUR CLIENT SERVICE REPRESENTATIVE FOR CLARIFICATION AS NECESSARY.

45

TAX MONIES IMPOUNDED DURING THE REFERENCED QUARTER EXCEEDED PAYROLL TAX LIABILITIES. THIS EXCESS OF TAXES IMPOUNDED IS BEING REFUNDED TO YOU AT THIS TIME. PLEASE CONTACT YOUR CLIENT SERVICE REPRESENTATIVE FOR CLARIFICATION AS NECESSARY.

Automatic Data Processing
Tax/Financial Services
400 Covina Blvd.
San Dimas, California 91773
(909) 592-6411

FACSIMILE TRANSMISSION

ATTENTION:	TERI JAWOROWSKI

TO:	LNT INC
BR/CO:	73/L-1

FROM:	Wire Transfer Department

DATE:	07/09/08
TIME:	03:11:14

Number of Pages: Including Cover Sheet :4

URGENT!

SPECIAL NOTE:

Please see attached INVOICE for “the amount” to be charged to your ACCOUNT on DATE INDICATED.

If you have any questions regarding transmission problems please contact the Wire Transfer Department at 866–742–5166 between 6:30a.m. - 5:00p.m. PT

If you have any questions concerning the details of the invoice please contact your Account Manager or Client Service Representative.

Liability	Taxes Debited	Federal Income Tax			314,019.78
Recap		Earned Income Credit Advances			.00
		Social Security - EE			104,801.27
		Social Security - ER			104,801.21
		Social Security Adj - EE			.00
		Medicare - EE			28,540.96
		Medicare - ER			28,540.95
		Medicare Adj - EE			.00
		Federal Unemployment Tax			196.37
		State Income Tax			73,098.30
		State Unemployment Insurance - EE			1,145.47
		State Unemployment/Disability Ins - ER			5,398.01
		State Unemployment Insurance Adj - EE			.00
		State Disability Insurance - EE			334.97
		State Disability Insurance Adj - EE			.00
		Workers’ Benefit Fund Assessment EE			.00
		Workers’ Benefit Fund Assessment - ER			.00
		Local Income Tax			2,963.10
		School District Tax			.00
		Total Taxes Debited	Acct. No.	8900183101	Tran/ABA 021000018	663,840.39
	Other Transfers	Wage Garnishments	Acct. No.	8900183101	Tran/ABA 021000018	2,210.91		Total Liability
		Total Amount Debited From Your Account					666,051.30	666,051.30
	Bank Debits and	Checks				66,581.81		732,633.11
	Other Liability	Direct Deposit				1,286,986.76		2,019,619.87
		Adjustments/Prepay/Voids				34,429.55		2,054,049.42
	Taxes - Your	State Disability Insurance - EE				4.80			Includes Adjustments and Taxes that are your responsibility
	Responsibility	Total Taxes Your Responsibility					4.80	2,054,054.42

	Statistical Summary	LINENS -N- THINGS	Batch:	4984	Period Ending :	07/05/2008	Week	28
	Recap	Company Code: L&T	Quarter Number:	3	Pay Date:	07/11/2008	Page	1
®		Region Name: NPC NORTHEAST			Current Date:	07/07/2008

©1996 Automatic Data Processing, Inc.

Net Pay	Checks	66,581.81
	Direct Deposits	1,286,986.76
	Subtotal Net Pay		1,353,568.57
	Adjustments	34,429.55
	Total Net Pay Liability (Net Cash)		1,387,998.12

			You are responsible for Depositing these amounts		Amount debited from your account
Taxes	Agency	Rate	EE withheld	ER contrib.	EE withheld	ER contrib.
Federal	Federal Income Tax				314.019.78
	Earned Income Credit Advances
	Social Security				104,801.27	104.801.21
	Medicare				28,540.96	28.540.95
	Federal Unemployment Tax					196.37
	Subtotal Federal				447,362.01	133,538.53	580,900.54
State	AZ State Income Tax				208.61
	AZ State Unemployment/Disability Ins-ER	.9800
	Subtotal AZ				208.61		208.61
	CA State Income Tax				2,348.28
	CA State Unemployment/Disability Ins-ER	3.2000
	CA State Disability Insurance-EE				334.97
	Subtotal CA				2,683.25		2,683.25
	CO State Income Tax				122.00
	CO State Unemployment/Disability Ins-ER .	6000
	Subtotal CO				122.00		122.00
	CT State Income Tax				392.10
	CT State Unemployment/Disability Ins-ER	1.9000
	Subtotal CT				392.10		392.10
	GA State Income Tax				378.52
	GA State Unemployment/Disability Ina-ER	.0300
	Subtotal GA				378.52		378.52
	IL State Income Tax				1,062.64
	IL State Unemployment/Disability Ins-ER	7.2000
	Subtotal IL				1,062.64		1,062.64
	IN State Income Tax				123.99
	IN State Unemployment/Disability Ins-ER	1.3000
	Subtotal IN				123.99		123.99
	LA State Income Tax				184.76
	LA State Unemployment/Disability Ins-ER	1.1700
	Subtotal LA				184.76		184.76

	Statistical Summary	LINENS -N- THINGS	Batch :	4984	Period Ending :	07/05/2008	Week	28
	Detail	Company Code: L&T	Quarter Number:	3	Pay Date :	07/11/2008	Page	2
®		Region Name: NPC NORTHEAST			Current Date :	07/07/2008

©1996 Automatic Data Processing, Inc.

			You are responsible for Depositing these amounts		Amount debited from your account
Taxes	Agency	Rate	EE withheld	ER contrib.	EE withheld	ER contrib.
State (continued)	MA State Income Tax				374.62
	MA State Unemployment/Disability Ins-ER	6.5200
	Subtotal MA				374.62		374.62
	MD State Income Tax				272.44
	MD State Unemployment/Disability Ins-ER	.6000
	Subtotal MD				272.44		272.44
	ME State Income Tax				200.11
	ME State Unemployment/Disability Ins-ER	2.2100
	Subtotal ME				200.11		200.11
	MI State Income Tax				222.15
	MI State Unemployment/Disability Ins-ER	3.4000
	Subtotal MI				222.15		222.15
	MN State Income Tax				38.63
	MN State Unemployment/Disability Ins-ER	10.7020
	Subtotal MN				38.63		38.63
	MO State Income Tax				175.12			MO - Rebate-Has Reduced S.I.T. By .88
	MO State Unemployment/Disability Ins-ER	5.9800
	Subtotal MO				175.12		175.12
	NC State Income Tax				2,713.00
	NC State Unemployment/Disability Ins-ER	1.3200
	Subtotal NC				2,713.00		2,713.00
	NJ State Income Tax				58,278.71
	NJ State Unemployment/Disability Ins-ER	2.0000				5,312.05
	NJ State Unemployment Insurance-EE				1,128.74
	NJ State Disability Insurance-EE
	Subtotal NJ				59,407.45	5,312.05	64,719.50
	NY State Income Tax				4,068.29
	NY State Unemployment/Disability Ins-ER	1.1000
	NY State Disability Insurance-EE		4.80
	Subtotal NY		4.80		4,068.29		4,073.09
	OH State Income Tax				461.99
	OH State Unemployment/Disability Ins-ER	1.9000
	Subtotal OH				461.99		461.99
	OK State Income Tax				182.00
	OK State Unemployment/Disability Ins-ER	1.5000
	Subtotal OK				182.00		182.00

	Statistical Summary	LINENS -N- THINGS	Batch:	4984	Period Ending:	07/05/2008	Week	28
	Detail	Company Code: L&T	Quarter Number:	3	Pay Date:	07/11/2008	Page	3
®		Region Name: NPC NORTHEAST			Current Date:	07/07/2008

©1996 Automatic Data Processing, Inc.

			You are responsible for Depositing these amounts		Amount debited from your account
Taxes	Agency	Rate	EE withheld	ER contrib.	EE withheld	ER contrib.
State (continued)	PA State Income Tax				988.55
	PA State Unemployment/Disability Ins-ER	3.8472
	PA State Unemployment Insurance-EE				16.73
	Subtotal PA				1,005.28		1,005.28
	UT State Income Tax				147.95
	UT State Unemployment/Disability Ins-ER	2.7000
	Subtotal UT				147.95		147.95
	VA State Income Tax				153.84
	VA State Unemployment/Disability Ins-ER	.1200
	Subtotal VA				153.84		153.84
	WA State Unemployment/Disability Ins-ER	2.9800				85.96
	Subtotal WA					85.96	85.96
Local	0022 New York Cit				2,802.69
	110A Aurora				53.86
	110P Plum B				33.66
	120C Cuyahoga Fal				49.24
	172A Lehman T				23.65
	Subtotal Local				2,963.10		2,963.10
	Total Taxes		4.80	.00	524,903.85	138,936.54	663,845.19
	Amount ADP Debited From Account 8900183101		Tran/ABA	021000018				663,840.39	Excludes Taxes That Are Your Responsibility
Other	Wage Garnishments				2,210.91
Transfers	Amount ADP Debited From Account 8900183101		Tran/ABA	021000018				2,210.91
Total Amount ADP Debited From Your Accounts								666,051.30

	Statistical Summary	LINENS -N- THINGS	Batch:	4984	Period Ending:	07/05/2008	Week	28
	Detail	Company Code: L&T	Quarter Number:	3	Pay Date:	07/11/2008	Page	4
®		Region Name: NPC NORTHEAST			Current Date:	07/07/2008

©1996 Automatic Data Processing, Inc.

Liability	Taxes Debited	Federal Income Tax			226,677.99
Recap		Earned Income Credit Advances			.00
		Social Security - EE			161,546.48
		Social Security - ER			161,546.41
		Social Security Adj - EE			.00
		Medicare - EE			37,780.90
		Medicare - ER			37,781.01
		Medicare Adj - EE			.00
		Federal Unemployment Tax			7,349.57
		State Income Tax			79,054.75
		State Unemployment Insurance - EE			2,066.34
		State Unemployment/Disability Ins - ER			27,050.80
		State Unemployment Insurance Adj - EE			.00
		State Disability Insurance - EE			403.27
		State Disability Insurance Adj - EE			.00
		Workers’ Benefit Fund Assessment - EE			.00
		Workers’ Benefit Fund Assessment - ER			.00
		Local Income Tax			8,074.36
		School District Tax			.00
		Total Taxes Debited	Acct. No.	8900183101	Tran/ABA 021000018	749,331.88
	Other Transfers	Wage Garnishments	Acct. No.	8900183101	Tran/ABA 021000018	14,009.81		Total Liability
		Total Amount Debited From Your Account					763,341.69	763,341.69
	Bank Debits and	Checks				1,182,903.93		1,946,245.62
	Other Liability	Direct Deposit				838,958.64		2,785,204.26
		Adjustments/Prepay/Voids				1,154.27-		2,784,049.99
	Taxes - Your	State Disability Insurance - EE				983.12			Includes Adjustments and Taxes that are your responsibility
	Responsibility	Total Taxes Your Responsibility					983.12	2,785,033.11

							Week	28
	Statistical Summary	LINENS -N- THINGS	Batch:	4984	Period Ending:	07/05/2008	Page	1
	Recap	Company Code: L-1	Quarter Number:	3	Pay Date:	07/11/2008
®		Region Name: NPC NORTHEAST			Current Date:	07/07/2008

©1996 Automatic Data Processing, Inc.

Net Pay	Checks	1,182,903.93
	Direct Deposits	838,958.64
	Subtotal Net Pay		2,021,862.57
	Adjustments	1,154.27-
	Total Net Pay Liability (Net Cash)		2,020,708.30

			You are responsible for Depositing these amounts		Amount debited from your account
Taxes	Agency	Rate	EE withheld	ER contrib.	EE withheld	ER contrib.
Federal	Federal Income Tax				226,677.99
	Earned Income Credit Advances
	Social Security				161,546.48	161,546.41
	Medicare				37,780.90	37,781.01
	Federal Unemployment Tax					7,349.57
	Subtotal Federal				426,005.37	206,676.99	632,682.36
State	CT State Income Tax				5,262.18
	CT State Unemployment/Disability Ins-ER	1.5000				971.95
	Subtotal CT				5,262.18	971.95	6,234.13
	DC State Income Tax				457.36
	DC State Unemployment/Disability Ins-ER	1.5000				145.73
	Subtotal DC				457.36	145.73	603.09
	DE State Income Tax				543.88
	DE State Unemployment/Disability Ins-ER	1.6000				191.04
	Subtotal DE				543.88	191.04	734.92
	IN State Income Tax				4,058.41
	IN State Unemployment/Disability Ins-ER	1.9000				890.21
	Subtotal IN				4,058.41	890.21	4,948.62
	KY State Income Tax				1,992.96
	KY State Unemployment/Disability Ins-ER	2.1000				420.67
	Subtotal KY				1,992.96	420.67	2,413.63
	MA State Income Tax				20,896.25
	MA State Unemployment/Disability Ins-ER	2.4500				6,303.63
	Subtotal MA				20,896.25	6,303.63	27,199.88
	MD State Income Tax				4,614.66
	MD State Unemployment/Disability Ins-ER	.9000				327.25
	Subtotal MD				4,614.66	327.25	4,941.91
	ME State Income Tax				1,355.71
	ME State Unemployment/Disability Ins-ER	1.1900				241.24
	Subtotal ME				1,355.71	241.24	1,596.95
	NH State Unemployment/Disability Ins-ER	.5000				158.12
	Subtotal NH					158.12	158.12

	Statistical Summary	LINENS -N- THINGS	Batch:	4984	Period Ending:	07/05/2008	Week	28
	Detail	Company Code: L-1	Quarter Number:	3	Pay Date:	07/11/2008	Page	2
®		Region Name: NPC NORTHEAST			Current Date:	07/07/2008

©1996 Automatic Data Processing, Inc.

			You are responsible for Depositing these amounts		Amount debited from your account
Taxes	Agency	Rate	EE withheld	ER contrib.	EE withheld	ER contrib.
State (continued)	NJ State Income Tax				8,834.52
	NJ State Unemployment/Disability Ins-ER	1.7000				7,488.55
	NJ State Unemployment Insurance-EE				1,871.93
	NJ State Disability Insurance-EE
	Subtotal NJ				10,706.45	7,488.55	18,195.00
	NY State Income Tax				15,679.50
	NY State Unemployment/Disability Ins-ER	1.9000				4,276.57
	NY State Disability Insurance-EE		983.12
	Subtotal NY		983.12		15,679.50	4,276.57	20,939.19
	OH State Income Tax				4,249.55
	OH State Unemployment/Disability Ins-SR	1.1000				1,060.30
	Subtotal OH				4,249.55	1,060.30	5,309.85
	PA State Income Tax				9,560.20
	PA State Unemployment/Disability Ins-ER	3.0008				3,825.81
	PA State Unemployment Insurance-EE				194.41
	Subtotal PA				9,754.61	3,825.81	13,580.42
	RI State Income Tax				949.72
	RI State Unemployment/Disability Ins-ER	3.1000				578.97
	RI State Disability Insurance-EE				403.27
	Subtotal RI				1,352.99	578.97	1,931.96
	VA State Income Tax				65.88
	VA State Unemployment/Disability Ins-ER	.1500
	Subtotal VA				65.88		65.88
	VT State Income Tax				533.97
	VT State Unemployment/Disability Ins-ER	2.3000				170.76
	Subtotal VT				533.97	170.76	704.73
Local	010P Philadelphia				853.53
	029N Hendricks Nr				35.59
	040Y Yonkers R				9.60
	076C Columbus				526.73
	082M Marion Nr				20.04
	102C Cuyahoga Fal				260.39
	102L Louisville R				136.84
	104A Abington T				94.12
	106N Montgomery T				123.84
	106R Montgomery T				47.93
	108A Avon				253.47
	108D Downington B				170.80
	108M Mayfield Hel				127.90

	Statistical Summary	LINENS -N- THINGS	Batch :	4984	Period Ending :	07/05/2008	Week	28
	Detail	Company Code: L-1	Quarter Number:	3	Pay Date :	07/11/2008	Page	3
®		Region Name: NPC NORTHEAST			Current Date :	07/07/2008

©1996 Automatic Data Processing, Inc.

			You are responsible for Depositing these amounts		Amount debited from your account
Taxes	Agency	Rate	EE withheld	ER contrib.	EE withheld	ER contrib.
Local (continued)	108N Lancaster C				319.84
	108P Pitcairn B				4.32
	108W North Wales				12.84
	110A Aurora				98.22
	110C Camp Hill B				129.21
	110M Milicreek T				144.66
	110N Lower Paxton				96.85
	110Y York C				138.68
	112E Hendricks R				51.02
	114M Monroeville				88.47
	120R Lower Paxton				85.29
	122F Lexington-Fa				266.86
	122R Rossford				309.27
	1478 Stroud T Nr				69.17
	1810 Paducah				229.11
	1812 Florence				286.62
	186L Jefferson Co				61.61
	189N Stroud T				18.60
	2006 Vanderburgh				53.18
	2007 Vanderburgh				12.30
	201M Mentor				288.18
	2040 Hamilton R				136.97
	2044 Allen R				91.15
	2045 Allen Nr				5.24
	205F Fayette Ctny				35.74
	2064 St. Joseph R				48.73
	2067 St. Joseph N				21.21
	207M Marion R				291.22
	2075 Vigo R				115.13
	2076 Vigo Nr				12.10
	209B Boone County				5.62
	210C Cranberry T				34.30
	211W Whitehall T				19.20
	3301 New York Cit				1,383.25
	3912 Philadelphia				131.95
	5033 Whitehall T				130.59
	5118 State Colleg				19.81
	7795 Frazer T				106.64
	7958 Hempfield T				60.43
	Subtotal Local				8,074.36		8,074.36

	Statistical Summary	LINENS -N- THINGS	Batch :	4984	Period Ending :	07/05/2008	Week	28
	Detail	Company Code: L-1	Quarter Number:	3	Pay Date :	07/11/2008	Page	4
®		Region Name: NPC NORTHEAST			Current Date :	07/07/2008

©1996 Automatic Data Processing, Inc.

			You are responsible for Depositing these amounts		Amount debited from your account
Taxes	Agency	Rate	EE withheld	ER contrib.	EE withheld	ER contrib.
(continued)	Total Taxes		983.12	.00	515,604.09	233,727.79	750,315.00
	Amount ADP Debited From Account	8900183101	Tran/ABA	021000018				749,331.88	Excludes Taxes That Are Your Responsibility

Other	Wage Garnishments				14,009.81
Transfers	Amount ADP Debited From Account	8900183101	Tran/ABA	021000018				14,009.81

Total Amount ADP Debited From Your Accounts								763,341.69

	Statistical Summary	LINENS -N- THINGS	Batch :	4984	Period Ending :	07/05/2008	Week	28
	Detail	Company Code: L-1	Quarter Number:	3	Pay Date :	07/11/2008	Page	5
®		Region Name: NPC NORTHEAST			Current Date :	07/07/2008

©1996 Automatic Data Processing, Inc.

			You are responsible for Depositing these amounts		Amount debited from your account
Taxes	Agency	Rate	EE withheld	ER contrib.	EE withheld	ER contrib.
(continued)	Total Taxes		.00	.00	164,410.40	75,272.55	239,682.95
	Amount ADP Debited From Account	8900183101	Tran/ABA	021000018				239,682.95	Excludes Taxes That Are Your Responsibility

Other	Wage Garnishments				5,246.33
Transfers	Amount ADP Debited From Account	8900183101	Tran/ABA	021000018				5,246.33

Total Amount ADP Debited From Your Accounts								244,929.28

	Statistical Summary	LINENS -N- THINGS	Batch :	4984	Period Ending :	07/05/2008	Week	28
	Detail	Company Code: L-2	Quarter Number:	3	Pay Date :	07/11/2008	Page	3
®		Region Name: NPC NORTHEAST			Current Date :	07/07/2008

©1996 Automatic Data Processing, Inc.

Liability	Taxes Debited	Federal Income Tax			70,380.26
Recap		Earned Income Credit Advances			.00
		Social Security - EE			52,452.18
		Social Security - ER			52,452.11
		Social Security Adj - EE			.00
		Medicare - EE			12,266.88
		Medicare - ER			12,267.03
		Medicare Adj - EE			.00
		Federal Unemployment Tax			2,558.45
		State Income Tax			28,863.06
		State Unemployment Insurance - EE			.00
		State Unemployment/Disability Ins - ER			7,994.96
		State Unemployment Insurance Adj - EE			.00
		State Disability Insurance - EE			111.70
		State Disability Insurance Adj - EE			.00
		Workers’ Benefit Fund Assessment - EE			.00
		Workers’ Benefit Fund Assessment - ER			.00
		Local Income Tax			336.32
		School District Tax			.00
		Total Taxes Debited	Acct. No.	8900183101	Tran/ABA 021000018	239,682.95
	Other Transfers	Wage Garnishments	Acct. No.	8900183101	Tran/ABA 021000018	5,246.33		Total Liability
		Total Amount Debited From Your Account					244,929.28	244,929.28
	Bank Debits and	Checks				373,710.74		618,640.02
	Other Liability	Direct Deposit				280,795.93		899,435.95
		Adjustments/Prepay/Voids				8,355.63		907,791.58
	Taxes - Your	None This Payroll							Includes Adjustments that are your responsibility
	Responsibility							907,791.58

	Statistical Summary	LINENS -N- THINGS	Batch :	4984	Period Ending :	07/05/2008	Week	28
	Recap	Company Code: L-2	Quarter Number:	3	Pay Date :	07/11/2008	Page	1
®		Region Name: NPC NORTHEAST			Current Date :	07/07/2008

©1996 Automatic Data Processing, Inc.

Net Pay	Checks	373,710.74
	Direct Deposits	280,795.93
	Subtotal Net Pay		654,506.67
	Adjustments	8,355.63
	Total Net Pay Liability (Net Cash)		662,862.30

			You are responsible for Depositing these amounts		Amount debited from your account
Taxes	Agency	Rate	EE withheld	ER contrib.	EE withheld	ER contrib.
Federal	Federal Income Tax				70,380.26
	Earned Income Credit Advances
	Social Security				52,452.18	52,452.11
	Medicare				12,266.88	12,267.03
	Federal Unemployment Tax					2,558.45
	Subtotal Federal				135,099.32	67,277.59	202,376.91
State	CA State Income Tax				527.58
	CA State Unemployment/Disability Ins-ER	3.2000				34.15
	CA State Disability Insurance-EE				111.70
	Subtotal CA				639.28	34.15	673.43
	IL State Income Tax				11,169.41
	IL State Unemployment/Disability Ins-ER	2.0000				4,503.93
	Subtotal IL				11,169.41	4,503.93	15,673.34
	MI State Income Tax				8,228.63
	MI State Unemployment/Disability Ins-ER	2.2000				2,017.75
	Subtotal MI				8,228.63	2,017.75	10,246.38
	MN State Income Tax				3,821.73
	MN State Unemployment/Disability Ins-ER	.6928				601.79
	Subtotal MN				3,821.73	601.79	4,423.52
	MO State Income Tax				29.85			MO - Rebate-Has Reduced S.I.T. By .15
	MO State Unemployment/Disability Ins-ER	1.6900
	Subtotal MO				29.85		29.85
	WI State Income Tax				5,085.86
	WI State Unemployment/Disability Ins-ER	1.3000				837.34
	Subtotal WI				5,085.86	837.34	5,923.20
Local	005L Lansing				27.15
	005N Walker				120.19
	006L Lansing				67.89
	027G Grand Rapids				66.58
	028G Grand Rapids				54.51
	Subtotal Local				336.32		336.32

	Statistical Summary	LINENS -N- THINGS	Batch:	4984	Period Ending:	07/05/2008	Week	28
	Detail	Company Code: L-2	Quarter Number:	3	Pay Date:	07/11/2008	Page	2
®		Region Name: NPC NORTHEAST			Current Date:	07/07/2008

©1996 Automatic Data Processing, Inc.

Liability	Taxes Debited	Federal Income Tax			25,041.47
Recap		Earned Income Credit Advances			.00
		Social Security - EE			15,467.13
		Social Security - ER			15,467.10
		Social Security Adj - EE			.00
		Medicare - EE			3,617.23
		Medicare - ER			3,617.31
		Medicare Adj - EE			.00
		Federal Unemployment Tax			69.67
		State Income Tax			5,702.88
		State Unemployment Insurance - EE			868.92
		State Unemployment/Disability Ins - ER			4,605.51
		State Unemployment Insurance Adj - EE			.00
		State Disability Insurance - EE			14.70
		State Disability Insurance Adj - EE			.00
		Workers’ Benefit Fund Assessment - EE			.00
		Workers’ Benefit Fund Assessment - ER			.00
		Local Income Tax			.00
		School District Tax			.00
		Total Taxes Debited	Acct. No.	8900183101	Tran/ABA 021000018	74,471.92
	Other Transfers	Wage Garnishments	Acct. No.	8900183101	Tran/ABA 021000018	5,224.25		Total Liability
		Total Amount Debited From Your Account					79,696.17	79,696.17
	Bank Debits and	Checks				54,372.51		134,068.68
	Other Liability	Direct Deposit				128,218.05		262,286.73
		Adjustments/Prepay/Voids				54.11		262,340.84
	Taxes - Your	None This Payroll							Includes Adjustments that are your responsibility
	Responsibility							262,340.84

	Statistical Summary	LINENS -N- THINGS	Batch :	4984	Period Ending :	07/05/2008	Week	28
	Recap	Company Code: L-3	Quarter Number:	3	Pay Date :	07/11/2008	Page	1
®		Region Name: NPC NORTHEAST			Current Date :	07/07/2008

©1996 Automatic Data Processing, Inc.

Net Pay	Checks	54,372.51
	Direct Deposits	128,218.05
	Subtotal Net Pay		182,590.56
	Adjustments	54.11
	Total Net Pay Liability (Net Cash)		182,644.67

			You are responsible for Depositing these amounts		Amount debited from your account
Taxes	Agency	Rate	EE withheld	ER contrib.	EE withheld	ER contrib.
Federal	Federal Income Tax				25,041.17
	Earned Income Credit Advances
	Social Security				15,467.13	15,467.10
	Medicare				3,617.23	3,617.31
	Federal Unemployment Tax					69.67
	Subtotal Federal				44,125.83	19,154.08	63,279.91
State	CA State Income Tax				74.16
	CA State Unemployment/Disability Ins-ER	3.2000
	CA State Disability Insurance-EE				14.70
	Subtotal CA				88.86		88.86
	NC State Income Tax				1,887.00
	NC State Unemployment/Disability Ins-ER	1.3200				516.26
	Subtotal NC				1,887.00	516.26	2,403.26
	NJ State Income Tax				3,699.66
	NJ State Unemployment/Disability Ins -ER	2.0000				4,089.25
	NJ State Unemployment Insurance-EE				868.92
	NJ State Disability Insurance-EE
	Subtotal NJ				4,568.58	4,089.25	8,657.83
	NY State Income Tax				42.06
	NY State Unemployment/Disability Ins -ER	1.1000
	NY State Disability Insurance-EE
	Subtotal NY				42.06		42.06
	Total Taxes		.00	.00	50,712.33	23,759.59	74,471.92
	Amount ADP Debited From Account 8900183101		Tran/ABA	021000018				74,471.92	Excludes Taxes That Are Your Responsibility
Other	Wage Garnishments				5,224.25
Transfers	Amount ADP Debited From Account 8900183101		Tran/ABA	021000018				5,224.25
Total Amount ADP Debited From Your Accounts								79,696.17

	Statistical Summary	LINENS -N- THINGS	Batch :	4984	Period Ending :	07/05/2008	Week	28
	Detail	Company Code: L-3	Quarter Number:	3	Pay Date :	07/11/2008	Page	2
®		Region Name: NPC NORTHEAST			Current Date :	07/07/2008

©1996 Automatic Data Processing, Inc.

Liability	Taxes Debited	Federal Income Tax			11,235.82
Recap		Earned Income Credit Advances			.00
		Social Security - EE			8,503.69
		Social Security - ER			8,503.60
		Social Security Adj - EE			.00
		Medicare - EE			1,988.76
		Medicare - ER			1,988.75
		Medicare Adj - EE			.00
		Federal Unemployment Tax			89.15
		State Income Tax			556.64
		State Unemployment Insurance - EE			.00
		State Unemployment/Disability Ins - ER			386.51
		State Unemployment Insurance Adj - EE			.00
		State Disability Insurance - EE			.00
		State Disability Insurance Adj - EE			.00
		Workers’ Benefit Fund Assessment - EE			.00
		Workers’ Benefit Fund Assessment - ER			.00
		Local Income Tax			.00
		School District Tax			.00
		Total Taxes Debited	Acct. No.	8900183101	Tran/ABA 021000018	33,252.92
	Other Transfers	Wage Garnishments	Acct. No.	8900183101	Tran/ABA 021000018	2,565.65		Total Liability
		Total Amount Debited From Your Account					35,818.57	35,818.57
	Bank Debits and	Checks				48,810.90		84,629.47
	Other Liability	Direct Deposit				53,724.64		138,354.11
		Adjustments/Prepay/Voids				.00		138,354.11
	Taxes - Your	Local Income Tax				708.96			Includes Taxes that are your responsibility
	Responsibility	Total Taxes Your Responsibility					708.96	139,063.07

	Statistical Summary	LINENS -N- THINGS	Batch:	4984	Period Ending:	07/05/2008	Week	28
	Recap	Company Code: L-4	Quarter Number:	3	Pay Date:	07/11/2008	Page	1
®		Region Name: NPC NORTHEAST			Current Date:	07/07/2008

©1996 Automatic Data Processing, Inc.

Net Pay	Checks	48,810.90
	Direct Deposits	53,724.64
	Subtotal Net Pay		102,535.54
	Adjustments	.00
	Total Net Pay Liability (Net Cash)		102,535.54

			You are responsible for		Amount debited
			Depositing these amounts		from your account
Taxes	Agency	Rate	EE withheld	ER contrib.	EE withheld	ER contrib.
Federal	Federal Income Tax				11,235.82
	Earned Income Credit Advances
	Social Security				8,503.69	8,503.60
	Medicare				1,988.76	1,988.75
	Federal Unemployment Tax					89.15
	Subtotal Federal				21,728.27	10,581.50	32,309.77
State	KY State Income Tax				556.64
	KY State Unemployment/Disability Ins-ER	2.6000				386.51
	Subtotal KY				556.64	386.51	943.15
Local	102S Shepherdsvil		708.96
	Subtotal Local		708.96				708.96
	Total Taxes		708.96	.00	22,284.91	10,968.01	33,961.88
	Amount ADP Debited From Account 8900183101		Tran/ABA	021000018				33,252.92	Excludes Taxes That Are Your Responsibility
Other	Wage Garnishments				2,565.65
Transfers	Amount ADP Debited From Account 8900183101		Tran/ABA	021000018				2,565.65
Total Amount ADP Debited From Your Accounts								35,818.57

	Statistical Summary	LINENS -N- THINGS	Batch:	4984	Period Ending:	07/05/2008	Week	28
	Detail	Company Code: L-4	Quarter Number:	3	Pay Date:	07/11/2008	Page	2
®		Region Name: NPC NORTHEAST			Current Date:	07/07/2008

©1996 Automatic Data Processing, Inc.

Liability	Taxes Debited	Federal Income Tax			5,802.72
Recap		Earned Income Credit Advances			.00
		Social Security - EE			2,792.25
		Social Security - ER			2,792.25
		Social Security Adj - EE			.00
		Medicare - EE			653.04
		Medicare - ER			653.03
		Medicare Adj - EE			.00
		Federal Unemployment Tax			.00
		State Income Tax			389.58
		State Unemployment Insurance - EE			.00
		State Unemployment/Disability Ins - ER			.00
		State Unemployment Insurance Adj - EE			.00
		State Disability Insurance - EE			.00
		State Disability Insurance Adj - EE			.00
		Workers’ Benefit Fund Assessment EE			.00
		Workers’ Benefit Fund Assessment - ER			.00
		Local Income Tax			.00
		School District Tax			.00
		Total Taxes Debited	Acct. No.	8900183101	Tran/ABA 021000018	13,082.87
	Other Transfers	Wage Garnishments	Acct. No.	8900183101	Tran/ABA 021000018	154.95		Total Liability
		Total Amount Debited From Your Account					13,237.82	13,237.82
	Bank Debits and	Checks				1,455.18		14,693.00
	Other Liability	Died Deposit				30,462.12		45,155.12
		Adjustments/Prepay/Voids				.00		45,155.12
	Taxes - Your	Local Income Tax				234.05			Includes Taxes that are your responsibility
	Responsibility	Total Taxes Your Responsibility					234.05	45,389.17

	Statistical Summary	LINENS -N- THINGS	Batch:	4984	Period Ending:	07/05/2008	Week	28
	Recap	Company Code: L-5	Quarter Number:	3	Pay Date:	07/11/2008	Page	1
®		Region Name: NPC NORTHEAST			Current Date:	07/07/2008

©1996 Automatic Data Processing, Inc.

Net Pay	Checks	1,455.18
	Direct Deposits	30,462.12
	Subtotal Net Pay		31,917.30
	Adjustments	.00
	Total Net Pay Liability (Net Cash)		31,917.30

			You are responsible for Depositing these amounts		Amount debited from your account
Taxes	Agency	Rate	EE withheld	ER contrib.	EE withheld	ER contrib.
Federal	Federal Income Tax				5,802.72
	Earned Income Credit Advances
	Social Security				2,792.25	2,792.25
	Medicare				653.04	653.03
	Federal Unemployment Tax
	Subtotal Federal				9,248.01	3,445.28	12,693.29
State	KY State Income Tax				389.58
	KY State Unemployment/Disability Ins-ER	2.6000
	Subtotal KY				389.58		389.58
Local	102S Shepherdsvil		234.05
	Subtotal Local		234.05				234.05
	Total Taxes		234.05	.00	9,637.59	3,445.28	13,316.92
	Amount ADP Debited From Account 8900183101		Tran/ABA	021000018				13,082.87	Excludes Taxes That Are Your Responsibility
Other	Wage Garnishments				154.95
Transfers	Amount ADP Debited From Account 8900183101		Tran/ABA	021000018				154.95
Total Amount ADP Debited From Your Accounts								13,237.82

	Statistical Summary	LINENS -N- THINGS	Batch:	4984	Period Ending:	07/05/2008	Week	28
	Detail	Company Code: L-5	Quarter Number:	3	Pay Date:	07/11/2008	Page	2
®		Region Name: NPC NORTHEAST			Current Date:	07/07/2008

©1996 Automatic Data Processing, Inc.

AUTOMATIC DATA PROCESSING
TAX FILING SERVICE
400 W COVINA BLVD
SAN DIMAS, CA 91773

DATE:	07/16/08
INVOICE NO:	1703713-01
BR/CO:	73/L-l
BALANCE DUE:	$1,423,662.55 DR

ADJUSTED INVOICE

LNT INC
ATTN: TERI JAWOROWSKI
6 BRIGHTON ROAD
CLIFTON, NJ 07015

THE “BALANCE DUE” AMOUNT WILL BE CHARGED TO YOUR ACCOUNT ON 07/17/08.

BR/CO	DESCRIPTION	CHECK DATE	REASON	AMOUNT	COMMENT
73/L-l	TAX	07/18/08	21	593,417.61 DR	NEW ITEM VER 01
					BATCH #07190
PAYROLL	TOTAL			$593,417.61 DR

73/L-6	TAX	07/18/08	21	18,388.04 DR	NEW ITEM VER 01
					BATCH #07206
PAYROLL	TOTAL			$18,388.04 DR

73/L-2	TAX	07/18/08	21	782,822.25 DR	NEW ITEM VER 01
					BATCH #07190
PAYROLL	TOTAL			$782,822.25 DR

73/L-7	TAX	07/18/08	21	30,287.48 DR	NEW ITEM VER 01
					BATCH #07206
PAYROLL	TOTAL			$30,287.48 DR

SUB-TOTAL:				$1,424,915.38 DR

73/L-2	NV-SUIER	06/30/08	03	1,252.83 CR	1.20% TO 0.90%

SUB-TOTAL ADJ FOR TAX				$1,252.83 CR

AUTOMATIC DATA PROCESSING
TAX FILING SERVICE
400 W COVINA BLVD
SAN DIMAS, CA 91773

DATE:	07/16/08
INVOICE NO:	1703713-01
BR/CO:	73/L-l
BALANCE DUE:	$1,423,662.55 DR

ADJUSTED INVOICE

BR/CO	DESCRIPTION	CHECK DATE	REASON	AMOUNT	COMMENT

		INVOICE TOTAL		$1,423,662.55 DR

		BALANCE DUE		$1,423,662.55 DR

IF YOU HAVE ANY QUESTIONS CONCERNING THIS INVOICE, PLEASE CALL YOUR CLIENT SERVICE REPRESENTATIVE.

REASON DESCRIPTION:

21                       YOUR ACCOUNT IS BEING CHARGED FOR THE PAYROLL TAX LIABILITY (OR PAYROLL ADJUSTMENTS) FOR THE ABOVE REFERENCED PAYROLL CHECK DATE.

03                       ADP HAS BEEN NOTIFIED OF AN UPDATE TO YOUR STATE UNEMPLOYMENT INSURANCE (SUIER) CONTRIBUTION RATE. THE RATE CHANGE IS RETROACTIVE TO THE BEGINNING OF THE QUARTER ASSOCIATED WITH THE ABOVE REFERENCED PAYROLL CHECK DATE. THIS HAS RESULTED IN ADP ISSUING YOUR COMPANY A CREDIT/DEBIT (CR/DR).

Automatic Data Processing
Tax/Financial Services
400 Covina Blvd.
San Dimas, California 91773
(909) 592-6411

FACSIMILE TRANSMISSION

ATTENTION:	TERI JAWOROWSKI

TO:	LNT INC
BR/CO:	73/L-1

FROM:	Wire Transfer Department

DATE:	07/16/08
TIME:	03:08:03

Number of Pages: Including Cover Sheet: 3

URGENT!

SPECIAL NOTE:

Please see attached INVOICE for “the amount” to be charged to your ACCOUNT on DATE INDICATED.

If you have any questions regarding transmission problems please contact the Wire Transfer Department at 866-742-5166 between 6:30a.m. – 5:00p.m. PT

If you have any questions concerning the details of the invoice please contact your Account Manager or Client Service Representative.

Automatic Data Processing
Tax/Financial Services
400 Covina Blvd.
San Dimas, California 91773
(909) 592-6411

FACSIMILE TRANSMISSION

ATTENTION:	TERI JAWOROWSKI

TO:	LNT INC
BR/CO:	73/L-1

FROM:	Wire Transfer Department

DATE:	07/16/08
TIME:	08:27:02

Number of Pages: Including Cover Sheet: 3

URGENT!

SPECIAL NOTE:

Please see attached INVOICE for “the amount” to be charged to your ACCOUNT on DATE INDICATED.

If you have any questions regarding transmission problems please contact the Wire Transfer Department at 866-742-5166 between 6:30a.m. – 5:00p.m. PT

If you have any questions concerning the details of the invoice please contact your Account Manager or Client Service Representative.

Liability	Taxes Debited	Federal Income Tax			182,553.38
Recap		Earned Income Credit Advances			.00
		Social Security - EE			139,188.32
		Social Security - ER			139,188.54
		Social Security Adj - EE			.00
		Medicare - EE			32,552.28
		Medicare - ER			32,552.16
		Medicare Adj - EE			.00
		Federal Unemployment Tax			5,717.16
		State Income Tax			52,207.39
		State Unemployment Insurance - EE			2.59
		State Unemployment/Disability Ins - ER			8,868.60
		State Unemployment Insurance Adj - EE			.00
		State Disability Insurance - EE			363.81
		State Disability Insurance Adj - EE			.00
		Workers’ Benefit Fund Assessment - EE			.00
		Workers’ Benefit Fund Assessment - ER			.00
		Local Income Tax			223.38
		School District Tax			.00
		Total Taxes Debited	Acct. No.	8900183101	Tran/ABA 021000018	593,417.61
	Other Transfers	Wage Garnishments	Acct. No.	8900183101	Tran/ABA 021000018	12,255.77		Total Liability
		Total Amount Debited From Your Account					605,673.38	605,673.38
	Bank Debits and	Checks				971,359.38		1,577,032.76
	Other Liability	Direct Deposit				810,221.27		2,387,254.03
		Adjustments/Prepay/Voids				737.17		2,386,516.86
	Taxes - Your	None This Payroll							Includes Adjustments that are your responsibility
	Responsibility							2,386,516.86

	Statistical Summary	LINENS -N- THINGS	Batch:	7190	Period Ending:	07/12/2008	Week	29
	Recap	Company Code: L-1	Quarter Number:	3	Pay Date:	07/18/2008	Page	1
®		Region Name: NPC NORTHEAST			Current Date:	07/14/2008

©1996 Automatic Data Processing, Inc.

Net Pay	Checks	971,359.38
	Direct Deposits	810,221.27
	Subtotal Net Pay		1,781,580.65
	Adjustments	737.17
	Total Net Pay Liability (Net Cash)		1,780,843.48

			You are responsible for Depositing these amounts		Amount debited from your account
Taxes	Agency	Rate	EE withheld	ER contrib.	EE withheld	ER contrib.
Federal	Federal Income Tax				182,553.38
	Earned Income Credit Advances
	Social Security				139,188.32	139,188.54
	Medicare				32,552.28	32,552.16
	Federal Unemployment Tax					5,717.16
	Subtotal Federal				354,293.98	177,457.86	531,751.84
State	AL State Income Tax				2,138.26
	AL State Unemployment/Disability Ins-ER	.8500				300.73
	Subtotal AL				2,138.26	300.73	2,438.99
	AR State Income Tax				1,815.80
	AR State Unemployment/Disability Ins-ER	2.7000				660.48
	Subtotal AR				1,815.80	660.48	2,476.28
	CT State Income Tax				4,888.77
	CT State Unemployment/Disability Ins-ER	1.5000				886.81
	Subtotal CT				4,888.77	886.81	5,775.58
	DC State Income Tax				102.56
	DC State Unemployment/Disability Ins-ER	1.5000				2.26
	Subtotal DC				102.56	2.26	104.82
	FL State Unemployment/Disability Ins-ER	.5000				1,107.00
	Subtotal FL					1,107.00	1,107.00
	GA State Income Tax				10,756.04
	GA State Unemployment/Disability Ins-ER	.6700				798.36
	Subtotal GA				10,756.04	798.36	11,554.40
	IN State Income Tax				6.15
	IN State Unemployment/Disability Ins-ER	1.9000				7.68
	Subtotal IN				6.15	7.66	13.81
	LA State Income Tax				3,067.41
	LA State Unemployment/Disability Ins-ER	1.1400				420.86
	Subtotal LA				3,067.41	420.86	3,488.27
	MA State Income Tax				45.33
	MA State Unemployment/Disability Ins-ER	2.4500				.92
	Subtotal MA				45.33	.92	46.25

	Statistical Summary	LINENS -N- THINGS	Batch:	7190	Period Ending:	07/12/2008	Week	29
	Detail	Company Code: L-1	Quarter Number:	3	Pay Date:	07/18/2008	Page	2
®		Region Name: NPC NORTHEAST			Current Date:	07/14/2008

©1996 Automatic Data Processing, Inc.

				You are responsible for Depositing these amounts		Amount debited from your account
Taxes		Agency	Rate	EE withheld	ER contrib.	EE withheld	ER contrib.
State (continued)		MD State Income Tax				2,752.13
		MD State Unemployment/Disability Ins-ER	.9000				136.51
		Subtotal MD				2,752.13	136.51	2,888.64
		ME State Income Tax				1,239.26
		ME State Unemployment/Disability Ins-ER	1.1900				209.57
		Subtotal ME				1,239.26	209.57	1,448.83
		MS State Income Tax				868.22
		MS State Unemployment/Disability Ins-ER	.8000				65.24
		Subtotal MS				868.22	65.24	933.46
		NC State Income Tax				11,840.00
		NC State Unemployment/Disability Ins-ER	1.3200				2,385.03
		Subtotal NC				11,840.00	2,385.03	14,225.03
		OH State Income Tax				12.25
		OH State Unemployment/Disability Ins-ER	1.1000
		Subtotal OH				12.25		12.25
		PA State Income Tax				142.80
		PA State Unemployment/Disability Ins-ER	3.0008
		PA State Unemployment Insurance-EE				2.59
		Subtotal PA				145.39		145.39
		RI State Income Tax				841.16
		RI State Unemployment/Disability Ins-ER	3.1000				464.34
		RI State Disability Insurance-EE				363.81
		Subtotal RI				1,204.97	464.34	1,669.31
		SC State Income Tax				4,327.88
		SC State Unemployment/Disability Ins-ER	1.6500				589.82
		Subtotal SC				4,327.88	589.82	4,917.70
		TN State Unemployment/Disability Ins-ER	1.5000				641.02
		Subtotal TN					641.02	641.02
		VA State Income Tax				6,858.37
		VA State Unemployment/Disability Ins-ER	.1500				126.37
		Subtotal VA				6,858.37	126.37	6,984.74
		WV State Income Tax				505.00
		WV State Unemployment/Disability Ins-ER	1.5000				65.62
		Subtotal WV				505.00	65.62	570.62
Local		0115 Jefferson Co				52.17
		076C Columbus				9.23
		110C Camp Hill B				3.07
	.	110Y York C				5.04

	Statistical Summary	LINENS -N- THINGS	Batch:	7190	Period Ending:	07/12/2008	Week	29
	Detail	Company Code: L-1	Quarter Number:	3	Pay Date:	07/18/2008	Page	3
®		Region Name: NPC NORTHEAST			Current Date:	07/14/2008

©1996 Automatic Data Processing, Inc.

			You are responsible for Depositing these amounts		Amount debited from your account
Taxes	Agency	Rate	EE withheld	ER contrib.	EE withheld	ER contrib.
Local (continued)	2040 Hamilton R				10.89
	2044 Allen R				1.81
	2108 Birmingham				117.22
	3301 New York Cit				23.95
	Subtotal Local				223.38		223.38
	Total Taxes		.00	.00	407,091.15	186,326.46	593,417.61
	Amount ADP Debited From Account	8900183101	Tran/ABA	021000018				593,417.61	Excludes Taxes That Are Your Responsibility
Other	Wage Garnishments				12,255.77
Transfers	Amount ADP Debited From Account	8900183101	Tran/ABA	021000018				12,255.77
Total Amount ADP Debited From Your Accounts								605,673.38

	Statistical Summary	LINENS -N- THINGS	Batch:	7190	Period Ending:	07/12/2008	Week	29
	Detail	Company Code: L-1	Quarter Number:	3	Pay Date:	07/18/2008	Page	4
®		Region Name: NPC NORTHEAST			Current Date:	07/14/2008

©1996 Automatic Data Processing, Inc.

Liability	Taxes Debited	Federal Income Tax			236,784.77
Recap		Earned Income Credit Advances			.00
		Social Security - EE			187,104.04
		Social Security - ER			187,104.21
		Social Security Adj - EE			.00
		Medicare - EE			43,758.07
		Medicare - ER			43,758.24
		Medicare Adj - EE			.00
		Federal Unemployment Tax			9,215.42
		State Income Tax			40,845.97
		State Unemployment Insurance - EE			.00
		State Unemployment/Disability Ins - ER			25,671.15
		State Unemployment Insurance Adj - EE			.00
		State Disability Insurance - EE			7,846.10
		State Disability Insurance Adj - EE			.67
		Workers’ Benefit Fund Assessment - EE			100.03
		Workers’ Benefit Fund Assessment - ER			100.03
		Local Income Tax			533.55
		School District Tax			.00
		Total Taxes Debited	Acct. No.	8900183101	Tran/ABA 021000018	782,822.25
	Other Transfers	Wage Garnishments	Acct. No.	8900183101	Tran/ABA 021000018	14,189.49		Total Liability
		Total Amount Debited From Your Account					797,011.74	797,011.74
	Bank Debits and	Checks				1,520,375.67		2,317,387.41
	Other Liability	Direct Deposit				908,365.46		3,225,752.87
		Adjustments/Prepay/Voids				13,165.60		3,238,918.47
	Taxes - Your	None This Payroll							Includes Adjustments that are your responsibility
	Responsibility							3,238,918.47

	Statistical Summary	LINENS -N- THINGS	Batch:	7190	Period Ending:	07/12/2008	Week	29
	Recap	Company Code: L-2	Quarter Number:	3	Pay Date:	07/18/2008	Page	1
®		Region Name: NPC NORTHEAST			Current Date:	07/14/2008

©1996 Automatic Data Processing, Inc.

Net Pay	Checks	1,520,375.67
	Direct Deposits	908,365.46
	Subtotal Net Pay		2,428,741.13
	Adjustments	13,165.60
	Total Net Pay Liability (Net Cash)		2,441,906.73

			You are responsible for Depositing these amounts		Amount debited from your account
Taxes	Agency	Rate	EE withheld	ER contrib.	EE withheld	ER contrib.
Federal	Federal Income Tax				236,784.77
	Earned Income Credit Advances
	Social Security				187,104.04	187,104.21
	Medicare				43,758.07	43,758.24
	Federal Unemployment Tax					9,215.42
	Subtotal Federal				467,646.88	240,077.87	707,724.75
State	AZ State Income Tax				3,013.76
	AZ State Unemployment/Disability Ins-ER	1.5600				1,473.61
	Subtotal AZ				3,013.76	1,473.61	4,487.37
	CA State Income Tax				15,120.09
	CA State Unemployment/Disability Ins-ER	3.2000				11,956.38
	CA State Disability Insurance-EE				7,846.77
	Subtotal CA				22,966.86	11,956.38	34,923.24
	CO State Income Tax				6,572.00
	CO State Unemployment/Disability Ins-ER	1.1200				1,224.90
	Subtotal CO				6,572.00	1,224.90	7,796.90
	IA State Income Tax				368.11
	IA State Unemployment/Disability Ins-ER	1.0000				103.75
	Subtotal IA				368.11	103.75	471.86
	ID State Income Tax				804.00
	ID State Unemployment/Disability Ins-ER	.6990				184.89
	Subtotal ID				804.00	184.89	988.89
	IL State Income Tax				8.39
	IL State Unemployment/Disability Ins-ER	2.0000
	Subtotal IL				8.39		8.39
	KS State Income Tax				1,449.13
	KS State Unemployment/Disability Ins-ER	.9700				186.43
	Subtotal KS				1,449.13	186.43	1,635.56
	MN State Income Tax				61.55
	MN State Unemployment/Disability Ins-ER	.6928				8.72
	Subtotal MN				61.55	8.72	70.27

	Statistical Summary	LINENS -N- THINGS	Batch:	7190	Period Ending:	07/12/2008	Week	29
	Detail	Company Code: L-2	Quarter Number:	3	Pay Date:	07/18/2008	Page	2
®		Region Name: NPC NORTHEAST			Current Date:	07/14/2008

©1996 Automatic Data Processing, Inc.

			You are responsible for Depositing these amounts		Amount debited from your account
Taxes	Agency	Rate	EE withheld	ER contrib.	EE withheld	ER contrib.
State (continued)	MO State Income Tax				2,731.28
	MO State Unemployment/Disability Ins-ER	1.6900				1,243.51		MO - Rebate-Has Reduced S.I.T. By 13.72
	Subtotal MO				2,731.28	1,243.51	3,974.79
	MT State Income Tax				1,333.00
	MT State Unemployment/Disability Ins-ER	1.4000				476.73
	Subtotal MT				1,333.00	476.73	1,809.73
	ND State Income Tax				167.78
	ND State Unemployment/Disability Ins-ER	.2000				20.57
	Subtotal ND				167.78	20.57	188.35
	NE State Income Tax				1,201.88
	NE State Unemployment/Disability Ins-ER	.3200				58.95
	Subtotal NE				1,201.88	58.95	1,260.83
	NM State Income Tax				927.69
	NM State Unemployment/Disability Ins-ER	.8000				259.88
	Subtotal NM				927.69	259.88	1,187.57
	NV State Unemployment/Disability Ins-ER	1.2000				709.71
	Subtotal NV					709.71	709.71
	OK State Income Tax				1,271.00
	OK State Unemployment/Disability Ins-ER	.6000				145.78
	Subtotal OK				1,271.00	145.78	1,416.78
	OR State Income Tax				4,438.49
	OR State Unemployment/Disability Ins-ER	1.2000				947.57
	OR Workers’ Benefit Fund Assessment-EE				100.03
	OR Workers’ Benefit Fund Assessment-ER					100.03
	Subtotal OR				4,538.52	1,047.60	5,586.12
	SD State Unemployment/Disability Ins-ER	1.1800				78.54
	Subtotal SD					78.54	78.54
	TX State Unemployment/Disability Ins-ER	1.1300				3,970.35
	Subtotal TX					3,970.35	3,970.35
	UT State Income Tax				1,377.82
	UT State Unemployment/Disability Ins-ER	1.1000				408.95
	Subtotal UT				1,377.82	408.95	1,786.77
	WA State Unemployment/Disability Ins-ER	1.0000				2,211.93
	Subtotal WA					2,211.93	2,211.93
Local	0603 Aurora				32.00			0630 Includes Employer Head Tax Of 16.00
	075D Denver				165.75			0750 Includes Employer Head Tax Of 68.00
	108K Kansas City				335.80

	Statistical Summary	LINENS -N- THINGS	Batch:	7190	Period Ending:	07/12/2008	Week	29
	Detail	Company Code: L-2	Quarter Number:	3	Pay Date:	07/18/2008	Page	3
®		Region Name: NPC NORTHEAST			Current Date:	07/14/2008

©1996 Automatic Data Processing, Inc.

			You are responsible for Depositing these amounts		Amount debited from your account
Taxes	Agency	Rate	EE withheld	ER contrib.	EE withheld	ER contrib.
Local (continued)	Subtotal Local				533.55		533.55
	Total Taxes		.00	.00	516,973.20	265,849.05	782,822,25
	Amount ADP Debited From Account	8900183101	Tran/ABA	021000018				782,822.25	Excludes Taxes That Are Your Responsibility
Other	Wage Garnishments				14,189.49
Transfers	Amount ADP Debited From Account	8900183101	Tran/ABA	021000018				14,189.49
Total Amount ADP Debited From Your Accounts								797,011.74

	Statistical Summary	LINENS -N- THINGS	Batch:	7190	Period Ending:	07/12/2008	Week	29
	Detail	Company Code: L-2	Quarter Number:	3	Pay Date:	07/18/2008	Page	4
®		Region Name: NPC NORTHEAST			Current Date:	07/14/2008

©1996 Automatic Data Processing, Inc.

Liability	Taxes Debited	Federal Income Tax			5,363.27
Recap		Earned Income Credit Advances			.00
		Social Security - EE			4,407.68
		Social Security - ER			4,407.69
		Social Security Adj - EE			.00
		Medicare - EE			1,030.81
		Medicare - ER			1,030.83
		Medicare Adj - EE			.00
		Federal Unemployment Tax			168.05
		State Income Tax			1,180.02
		State Unemployment Insurance - EE			.00
		State Unemployment/Disability Ins - ER			461.12
		State Unemployment Insurance Adj - EE			.00
		State Disability Insurance - EE			305.09
		State Disability Insurance Adj - EE			.00
		Workers’ Benefit Fund Assessment - EE			16.74
		Workers’ Benefit Fund Assessment - ER			16.74
		Local Income Tax			.00
		School District Tax			.00
		Total Taxes Debited	Acct. No.	8900183101	Tran/ABA 021000018	18,388.04
	Other Transfers	Wage Garnishments	Acct. No.	8900183101	Tran/ABA 021000018	421.10		Total Liability
		Total Amount Debited From Your Account					18,809.14	18,809.14
	Bank Debits and	Checks				31,203.83		50,012.97
	Other Liability	Direct Deposit				25,690.73		75,703.70
		Adjustments/Prepay/Voids				378.66		76,082.56
	Taxes - Your	None This Payroll							Includes Adjustments that are your responsibility
	Responsibility							76,082.56

	Statistical Summary	LINENS -N- THINGS	Batch:	7206	Period Ending:	07/12/2008	Week	29
	Recap	Company Code: L-6	Quarter Number:	3	Pay Date:	07/18/2008	Page	1
®		Region Name: NPC NORTHEAST			Current Date:	07/14/2008

©1996 Automatic Data Processing, Inc.

Net Pay	Checks					31,203.83
	Direct Deposits					25,690.73
	Subtotal Net Pay						56,894.56
	Adjustments					378.86
	Total Net Pay Liability (Net Cash)						57,273.42

			You are responsible for Depositing these amounts		Amount debited from your account
Taxes	Agency	Rate	EE withheld	ER contrib.	EE withheld	ER contrib.
Federal	Federal Income Tax				5,363.27
	Earned Income Credit Advances
	Social Security				4,407.68	4,407.69
	Medicare				1,030.81	1,030.83
	Federal Unemployment Tax					168.05
	Subtotal Federal				10,801.76	5,606.57	16,408.33
State	CA State Income Tax				514.90
	CA State Unemployment/Disability Ins-ER	3.2000				338.50
	CA State Disability Insurance-EE				305.09
	Subtotal CA				819.99	338.50	1,158.49
	FL State Unemployment/Disability Ins-ER	.3200				17.66
	Subtotal FL					17.66	17.66
	OR State Income Tax				665.12
	OR State Unemployment/Disability Ins-ER	.8000				104.96
	OR Worker’s Benefit Fund Assessment-EE				16.74
	OR Worker’s Benefit Fund Assessment-ER					16.74
	Subtotal OR				681.86	121.70	803.56
	Total Taxes		.00	.00	12,303.61	6,084.43	18,388.04
	Amount ADP Detailed From Account 8900183101		Tran/ABA	021000018				18,388.04	Excludes Taxes That Are Your Responsibility
Other	Wage Garnishments				421.10
Transfers	Amount ADP Detailed From Account 8900183101		Tran/ABA	021000018				421.10
Total Amount ADP Debited From Your Account								18,809.14

	Statistical Summary	LINENS -N- THINGS	Batch:	7206	Period Ending:	07/12/2008	Week	29
	Detail	Company Code: L-6	Quarter Number:	3	Pay Date:	07/18/2008	Page	2
®		Region Name: NPC NORTHEAST			Current Date:	07/14/2008

©1996 Automatic Data Processing, Inc.

Liability	Taxes Debited	Federal Income Tax	8,677.54
Recap		Earned Income Credit Advances	.00
		Social Security - EE	7,021.76
		Social Security - ER	7,021.84
		Social Security Adj - EE	.00
		Medicare - EE	1,642.15
		Medicare - ER	1,642.20
		Medicare Adj - EE	.00
		Federal Unemployment Tax	330.50
		State Income Tax	1,723.53
		State Unemployment Insurance - EE	.00
		State Unemployment/Disability Ins - ER	1,322.00
		State Unemployment Insurance Adj - EE	.00
		State Disability Insurance - EE	905.96
		State Disability Insurance Adj - EE	.00
		Workers’ Benefit Fund Assessment - EE	.00
		Workers’ Benefit Fund Assessment - ER	.00
		Local Income Tax	.00
		School District Tax	.00
		Total Taxes Debited Acct. No. 8900183101	Tran/ABA 021000018	30,287.48
	Other Transfers	Wage Garnishments Acct. No. 8900183101	Tran/ABA 021000018	187.83		Total Liability
		Total Amount Debited From Your Account			30,475.31	30,475.31
	Bank Debits and	Checks		61,690.25		92,165.56
	Other Liability	Direct Deposit		28,238.09		120,403.65
		Adjustments/Prepay/Voids		1,350.63		121,754.28
	Taxes - Your	None This Payroll					Includes Adjustments that are your responsibility
	Responsibility					121,754.28

	Statistical Summary	LINENS -N- THINGS	Batch:	7206	Period Ending:	07/12/2008	Week	29
	Recap	Company Code: L-7	Quarter Number:	3	Pay Date:	07/18/2008	Page	1
®		Region Name: NPC NORTHEAST			Current Date:	07/14/2008

©1996 Automatic Data Processing, Inc.

Net Pay	Checks	61,690.25
	Direct Deposits	28,238.09
	Subtotal Net Pay		89,928.34
	Adjustments	1,350.63
	Total Net Pay Liability (Net Cash)		91,278.97

			You are responsible for Depositing these amounts		Amount debited from your account
Taxes	Agency	Rate	EE withheld	ER contrib.	EE withheld	ER contrib.
Federal	Federal Income Tax				8,677.54
	Earned Income Credit Advances
	Social Security				7,021.76	7,021.84
	Medicare				1,642.15	1,642.20
	Federal Unemployment Tax					330.50
	Subtotal Federal				17,341.45	8,994.54	26,335.99
State	CA State Income Tax				1,723.53
	CA State Unemployment/Disability Ins-ER	3.2000				1,322.00
	CA State Disability Insurance-EE				905.96
	Subtotal CA				2,629.49	1,322.00	3,951.49
	Total Taxes		.00	.00	19,970.94	10,316.54	30,287.48
	Amount ADP Debited From Account 8900183101		Tran/ABA	021000018				30,287.48	Excludes Taxes That Are Your Responsibility
Other	Wage Garnishments				187.83
Transfers	Amount ADP Debited From Account 8900183101		Tran/ABA	021000018				187.83
Total Amount ADP Debited From Your Accounts								30,475.31

	Statistical Summary	LINENS -N- THINGS	Batch:	7206	Period Ending:	07/12/2008	Week	29
	Detail	Company Code: L-7	Quarter Number:	3	Pay Date:	07/18/2008	Page	2
®		Region Name: NPC NORTHEAST			Current Date:	07/14/2008

©1996 Automatic Data Processing, Inc.

AUTOMATIC DATA PROCESSING
TAX FILING SERVICE
400 W COVINA BLVD
SAN DIMAS, CA 91773

DATE:	07/23/08

INVOICE NO:	1764823-01
BR/CO:	73/L-l
BALANCE DUE:	$ 1,731,067.29 DR

ADJUSTED INVOICE

LNT INC
ATTN: TERI JAWOROWSKI
6 BRIGHTON ROAD
CLIFTON, NJ 07015

THE “BALANCE DUE” AMOUNT WILL BE CHARGED TO YOUR ACCOUNT ON 07/24/08.

BR/CO	DESCRIPTION	CHECK DATE	REASON	AMOUNT	COMMENT
73/L-l	TAX	07/25/08	21	731,991.70 DR	NEW ITEM VER 01
					BATCH #08969
PAYROLL TOTAL				$731,991.70 DR
73/L-2	TAX	07/25/08	21	235,796.14 DR	NEW ITEM VER 01
					BATCH #08969
PAYROLL TOTAL				$235,796.14 DR
73/L&T	TAX	07/25/08	21	636,893.95 DR	NEW ITEM VER 01
					BATCH #08969
PAYROLL TOTAL				$636,893.95 DR
73/L-3	TAX	07/25/08	21	84,000.82 DR	NEW ITEM VER 01
					BATCH #08969
PAYROLL TOTAL				$84,000.82 DR
73/L-4	TAX	07/25/08	21	29,308.96 DR	NEW ITEM VER 01
					BATCH #08969
PAYROLL TOTAL				$29,308.96 DR
73/L-5	TAX	07/25/08	21	14,904.76 DR	NEW ITEM VER 01
					BATCH #08969
PAYROLL TOTAL				$14,904.76 DR
SUB-TOTAL:				$1,732,896.33 DR

AUTOMATIC DATA PROCESSING
TAX FILING SERVICE
400 W COVINA BLVD
SAN DIMAS, CA 91773

DATE:	07/23/08

INVOICE NO:	1764823-01
BR/CO:	73/L-l
BALANCE DUE:	$ 1,731,067.29 DR

ADJUSTED INVOICE

BR/CO	DESCRIPTION	CHECK DATE	REASON	AMOUNT	COMMENT

73/L&T	UT-SUIER	06/30/08	03	122.09 CR	2.70% TO 1.10%
73/L-l	FL-SUIER	06/30/08	03	80,524.76 DR	0.50% TO 5.02%
73/L-l	FL-SUIER	06/30/08	03	80,524.76 CR	5.02% TO 0.50%
73/L-6	FL-SUIER	06/30/08	03	1,237.75 DR	0.32% TO 3.22%
73/L-6	FL-SUIER	06/30/08	03	1,237.75 CR	3.22% TO 0.32%
73/L-2	NV-SUIER	06/30/08	35	1,728.64 CR
73/L-2	OK-SUIER	03/31/08	54	21.69 DR	TRC5544566V1

SUB-TOTAL ADJ FOR TAX				$1,829.04 CR

		INVOICE TOTAL		$1,731,067.29 DR

		BALANCE DUE		$1,731,067.29 DR

IF YOU HAVE ANY QUESTIONS CONCERNING THIS INVOICE, PLEASE CALL YOUR CLIENT SERVICE REPRESENTATIVE.

REASON DESCRIPTION:

21                       YOUR ACCOUNT IS BEING CHARGED FOR THE PAYROLL TAX LIABILITY (OR PAYROLL ADJUSTMENTS) FOR THE ABOVE REFERENCED PAYROLL CHECK DATE.

03                       ADP HAS BEEN NOTIFIED OF AN UPDATE TO YOUR STATE UNEMPLOYMENT INSURANCE (SUIER) CONTRIBUTION RATE. THE RATE CHANGE IS RETROACTIVE TO THE BEGINNING OF THE QUARTER ASSOCIATED WITH THE ABOVE REFERENCED PAYROLL CHECK DATE. THIS HAS RESULTED IN ADP ISSUING YOUR COMPANY A CREDIT/DEBIT (CR/DR).

AUTOMATIC DATA PROCESSING
TAX FILING SERVICE
400 W COVINA BLVD
SAN DIMAS, CA 91773

DATE:	07/23/08

INVOICE NO:	1764823-01
BR/CO:	73/L-l
BALANCE DUE:	$ 1,731,067.29 DR

REASON DESCRIPTION:

35                       THE REFERENCED TAX AGENCY HAS NOTIFIED US OF A CREDIT BALANCE IN YOUR ACCOUNT. THE AMOUNT ABOVE REPRESENTS THE CREDIT AMOUNT ACCORDING TO THE AGENCY OR THE AMOUNT OF UNDEPOSITED TAX IN YOUR ACCOUNT WITH ADP (WHICHEVER IS LESS).

54                       THE ABOVE REFERENCED AGENCY HAS ISSUED A NOTICE OF ADDITIONAL TAX DUE. OUR RECORDS INDICATE THAT PRIOR TAX LIABILITIES WERE UNDERPAID BECAUSE AN AGENCY NOTICE OF TAX CREDIT OR OVERPAYMENT HAS APPLIED TO A PREVIOUS TAX RETURN AND THIS CREDIT WAS SUBSEQUENTLY DETERMINED TO BE INVALID, OR TO HAVE BEEN OVERAPPLIED. ADP WILL PAY THESE FUNDS TO THE AGENCY ON YOUR BEHALF, AND COPIES OF CORRESPONDENCE CONCERNING THIS MATTER WILL BE FORWARDED TO YOU SHORTLY.

Automatic Data Processing
Tax/Financial Services
400 Covina Blvd.
San Dimas, California 91773
(909) 592-6411

FACSIMILE TRANSMISSION

ATTENTION:	TERI JAWOROWSKI

TO:	LNT INC
BR/CO:	73/L-1

FROM:	Wire Transfer Department

DATE:	07/23/08
TIME:	02:57:34

Number of Pages: Including Cover Sheet: 4

URGENT!

SPECIAL NOTE:

Please see attached INVOICE for “the amount” to be charged to your ACCOUNT on DATE INDICATED.

If you have any questions regarding transmission problems please contact the Wire Transfer Department at 866-742-5166 between 6:30a.m. – 5:00p.m. PT

If you have any questions concerning the details of the invoice please contact your Account Manager or Client Service Representative.

Liability	Taxes Debited	Federal Income Tax			302,297.23
Recap		Earned Income Credit Advances			.00
		Social Security - EE			99,441.00
		Social Security - ER			99,441.01
		Social Security Adj - EE			.00
		Medicare - EE			27,738.62
		Medicare - ER			27,738.67
		Medicare Adj - EE			.00
		Federal Unemployment Tax			212.78
		State Income Tax			71,268.69
		State Unemployment Insurance - EE			962.47
		State Unemployment/Disability Ins - ER			4,528.48
		State Unemployment Insurance Adj - EE			.00
		State Disability Insurance - EE			414.35
		State Disability Insurance Adj - EE			.00
		Workers’ Benefit Fund Assessment - EE			.00
		Workers’ Benefit Fund Assessment - ER			.00
		Local Income Tax			2,850.65
		School District Tax			.00
		Total Taxes Debited	Acct. No.	8900183101	Tran/ABA 021000018	636,893.95
	Other Transfers	Wage Garnishments	Acct. No.	8900183101	Tran/ABA 021000018	2,210.91		Total Liability
		Total Amount Debited From Your Account					639,104.86	639,104.86
	Bank Debits and	Checks				59,652.32		698,757.18
	Other Liability	Direct Deposit				1,267,307.74		1,966,064.92
		Adjustments/Prepay/Voids				14,466.63		1,980,531.55
	Taxes - Your	State Disability Insurance - EE				4.80			Includes Adjustments and Taxes that are your responsibility
	Responsibility	Total Taxes Your Responsibility					4.80	1,980,536.35

	Statistical Summary	LINENS -N- THINGS	Batch:	8969	Period Ending:	07/19/2008	Week	30
	Recap	Company Code: L&T	Quarter Number:	3	Pay Date:	07/25/2008	Page	1
®		Region Name: NPC NORTHEAST			Current Date:	07/21/2008

©1996 Automatic Data Processing, Inc.

Net Pay	Checks					59,652.32
	Direct Deposits					1,267,307.74
	Subtotal Net Pay						1,326,960.06
	Adjustments					14,466.63
	Total Net Pay Liability (Net Cash)						1,341,426,69

			You are responsible for Depositing these amounts		Amount debited from your account
Taxes	Agency	Rate	EE withheld	ER contrib.	EE withheld	ER contrib.
Federal	Federal Income Tax				302,297.23
	Earned Income Credit Advances
	Social Security				99,441.00	99,441.01
	Medicare				27,738.62	27,738.67
	Federal Unemployment Tax					212.78
	Subtotal Federal				429,476.85	127,392.46	556.869.31
State	AZ State Income Tax				208.61
	AZ State Unemployment/Disability Ins-ER	.9800
	Subtotal AZ				208.61		208.61
	CA State Income Tax				2,799.93
	CA State Unemployment/Disability Ins-ER	3.2000
	CA State Disability Insurance-EE				414.35
	Subtotal CA				3,214.28		3,214.28
	CO State Income Tax				122.00
	CO State Unemployment/Disability Ins-ER	.6000
	Subtotal CO				122.00		122.00
	CT State Income Tax				392.10
	CT State Unemployment/Disability Ins-ER	1.9000
	Subtotal CT				392.10		392.10
	GA State Income Tax				378.52
	GA State Unemployment/Disability Ins-ER	.0300
	Subtotal GA				378.52		378.52
	IL State Income Tax				1,117.18
	IL State Unemployment/Disability Ins-ER	7.2000
	Subtotal IL				1,117.18		1,117.18
	IN State Income Tax				123.99
	IN State Unemployment/Disability Ins-ER	1.3000
	Subtotal IN				123.99		123.99
	LA State Income Tax				184.76
	LA State Unemployment/Disability Ins-ER	1.1700
	Subtotal LA				184.76		184.76

	Statistical Summary	LINENS -N- THINGS	Batch:	8969	Period Ending:	07/19/2008	Week	30
	Detail	Company Code: L&T	Quarter Number:	3	Pay Date:	07/25/2008	Page	2
®		Region Name: NPC NORTHEAST			Current Date:	07/21/2008

©1996 Automatic Data Processing, Inc.

			You are responsible for Depositing these amounts		Amount debited from your account
Taxes	Agency	Rate	EE withheld	ER contrib.	EE withheld	ER contrib.
State (continued)	MA State Income Tax				159.15
	MA State Unemployment/Disability Ins-ER	6.5200
	Subtotal MA				159.15		159.15
	MD State Income Tax				272.44
	MD State Unemployment/Disability Ins-ER	.6000
	Subtotal MD				272.44		272.44
	ME State Income Tax				200.11
	ME State Unemployment/Disability Ins-ER	2.2100
	Subtotal ME				200.11		200.11
	MI State Income Tax				222.15
	MI State Unemployment/Disability Ins-ER	3.4000
	Subtotal MI				222.15		222.15
	MN State Income Tax				38.63
	MN State Unemployment/Disability Ins-ER	10.7020
	Subtotal MN				38.63		38.63
	MO State Income Tax				216.91			MO - Rebate-Has Reduced S.I.T. By 1.08
	MO State Unemployment/Disability Ins-ER	5.9800
	Subtotal MO				216.91		216.91
	NC State Income Tax				2,944.00
	NC State Unemployment/Disability Ins-ER	1.3200
	Subtotal NC				2,944.00		2,944.00
	NJ State Income Tax				56,146.98
	NJ State Unemployment/Disability Ins-ER	2.0000				4,442.52
	NJ State Unemployment Insurance-EE				943.67
	NJ State Disability Insurance-EE
	Subtotal NJ				57.090.85	4,442.52	61,533.37
	NY State Income Tax				3,933.52
	NY State Employment/Disability Ins-ER	1.1000
	NY State Disability Insurance-EE		4.80
	Subtotal NY		4.80		3,933.52		3,938.32
	OH State Income Tax				433.99
	OH State Unemployment/Disability Ins-ER	1.9000
	Subtotal OH				433.99		433.99
	PA State Income Tax				1,071.93
	PA State Unemployment/Disability Ins-ER	3.8472
	PA State Unemployment Insurance-EE				18.60
	Subtotal PA				1,090.53		1,090.53

	Statistical Summary	LINENS -N- THINGS	Batch:	8969	Period Ending:	07/19/2008	Week	30
	Detail	Company Code: L&T	Quarter Number:	3	Pay Date:	07/25/2008	Page	3
®		Region Name: NPC NORTHEAST			Current Date:	07/21/2008

©1996 Automatic Data Processing, Inc.

			You are responsible for Depositing these amounts		Amount debited from your account
Taxes	Agency	Rate	EE withheld	ER contrib.	EE withheld	ER contrib.
State (continued)	UT State Income Tax				147.95
	UT State Unemployment/Disability Ins-ER	2.7000
	Subtotal UT				147.95		147.95
	VA State Income Tax				153.84
	VA State Unemployment/Disability Ins-ER	.1200
	Subtotal VA				153.84		153.84
	WA State Unemployment/Disability Ins-ER	2.9800				85.96
	Subtotal WA					85.96	85.96
Local	0022 New York City				2,704.83
	110A Aurora				43.10
	110P Plum B				33.66
	120C Cuyahoga Fal				48.10
	172A Lehman T				20.96
	Subtotal Local				2,850.65		2,850.65
	Total Taxes		4.80	.00	504,973.01	131,920.94	636,898.75
	Amount ADP Debited From Account 8900183101		Tran/ABA	021000018				636,893.95	Excludes Taxes That Are Your Responsibility
Other	Wage Garnishments				2,210.91
Transfers	Amount ADP Debited From Account 8900183101		Tran/ABA	021000018				2,210.91
Total Amount ADP Debited From Your Accounts								639,104.86

	Statistical Summary	LINENS -N- THINGS	Batch:	8969	Period Ending:	07/19/2008	Week	30
	Detail	Company Code: L&T	Quarter Number:	3	Pay Date:	07/25/2008	Page	4
®		Region Name: NPC NORTHEAST			Current Date:	07/21/2008

©1996 Automatic Data Processing, Inc.

Liability	Taxes Debited	Federal Income Tax			221,495.72
Recap		Earned Income Credit Advances			.00
		Social Security - EE			158,309.42
		Social Security - ER			158,309.00
		Social Security Adj - EE			.00
		Medicare - EE			37,023.80
		Medicare - ER			37,023.88
		Medicare Adj - EE			.00
		Federal Unemployment Tax			6,899.40
		State Income Tax			77,448.63
		State Unemployment Insurance - EE			1,957.47
		State Unemployment/Disability Ins - ER			25,206.68
		State Unemployment Insurance Adj - EE			.00
		State Disability Insurance - EE			371.52
		State Disability Insurance Adj - EE			.00
		Workers’ Benefit Fund Assessment - EE			.00
		Workers’ Benefit Fund Assessment - ER			.00
		Local Income Tax			7,946.18
		School District Tax			.00
		Total Taxes Debited	Acct. No.	8900183101	Tran/ABA 021000018	731,991.70
	Other Transfers	Wage Garnishments	Acct. No.	8900183101	Tran/ABA 021000018	13,676.06		Total Liability
		Total Amount Debited From Your Account					745,667.76	745,667.76
	Bank Debits and	Checks				1,157,373.32		1,903,041.08
	Other Liability	Direct Deposit				824,779.09		2,727,820.17
		Adjustments/Prepay/Voids				1,389.33		2,726,430.84
	Taxes - Your	State Disability Insurance - EE				998.91			Includes Adjustments and Taxes that are your responsibility
	Responsibility	Total Taxes Your Responsibility					998.91	2,727,429.75

	Statistical Summary	LINENS -N- THINGS	Batch :	8969	Period Ending :	07/19/2008	Week	30
	Recap	Company Code: L-1	Quarter Number:	3	Pay Date :	07/25/2008	Page	1
®		Region Name: NPC NORTHEAST			Current Date :	07/21/2008

©1996 Automatic Data Processing, Inc.

Net Pay	Checks	1,157,373.32
	Direct Deposits	824,779.09
	Subtotal Net Pay		1,982,152.41
	Adjustments	1,389.33
	Total Net Pay Liability (Net Cash)		1,980,763.08

			You are responsible for Depositing these amounts		Amount debited from your account
Taxes	Agency	Rate	EE withheld	ER contrib.	EE withheld	ER contrib.
Federal	Federal Income Tax				221,495.72
	Earned Income Credit Advances
	Social Security				158,309.42	158,309.00
	Medicare				37,023.80	37,023.88
	Federal Unemployment Tax					6,899.40
	Subtotal Federal				416,828.94	202,232.28	619,061.22
State	CT State Income Tax				5,115.05
	CT State Unemployment/Disability Ins-ER	1.5000				923.40
	Subtotal CT				5,115.05	923.40	6,038.45
	DC State Income Tax				537.09
	DC State Unemployment/Disability Ins-ER	1.5000				118.00
	Subtotal DC				537.09	118.00	655.09
	DE State Income Tax				500.28
	DE State Unemployment/Disability Ins-ER	1.6000				167.64
	Subtotal DE				500.28	167.64	667.92
	IN State Income Tax				4,026.00
	IN State Unemployment/Disability Ins-ER	1.9000				810.24
	Subtotal IN				4,026.00	810.24	4,836.24
	KY State Income Tax				1,873.77
	KY State Unemployment/Disability Ins-ER	2.1000				357.44
	Subtotal KY				1,873.77	357.44	2,231.21
	LA State Income Tax				16.63
	LA State Unemployment/Disability Ins-ER	1.1400
	Subtotal LA				16.63		16.63
	MA State Income Tax				20,363.99
	MA State Unemployment/Disability Ins-ER	2.4500				5,878.64
	Subtotal MA				20,363.99	5,878.64	26,242.63
	MD State Income Tax				4,857.52
	MD State Unemployment/Disability Ins-ER	.9000				344.66
	Subtotal MD				4,857.52	344.66	5,202.18
	ME State Income Tax				1,227.65
	ME State Unemployment/Disability Ins-ER	1.1900				201.71
	Subtotal ME				1,227.65	201.71	1,429.36

	Statistical Summary	LINENS -N- THINGS	Batch :	8969	Period Ending :	07/19/2008	Week	30
	Detail	Company Code: L-1	Quarter Number:	3	Pay Date :	07/25/2008	Page	2
®		Region Name: NPC NORTHEAST			Current Date :	07/21/2008

©1996 Automatic Data Processing, Inc.

			You are responsible for Depositing these amounts		Amount debited from your account
Taxes	Agency	Rate	EE withheld	ER contrib.	EE withheld	ER contrib.
State (continued)	NC State Income Tax
	NC State Unemployment/Disability Ins-ER 1.	3200				1.87
	Subtotal NC					1.87	1.87
	NH State Unemployment/Disability Ins-ER .	5000				121.04
	Subtotal NH					121.04	121.04
	NJ State Income Tax				8,591.19
	NJ State Unemployment/Disability Ins-ER	1.7000				7,068.76
	NJ State Unemployment Insurance-EE				1,767.09
	NJ State Disability Insurance-EE
	Subtotal NJ				10,358.28	7,068.76	17,427.04
	NY State Income Tax				15,442.38
	NY State Unemployment/Disability Ins-ER	1.9000				4,164.07
	NY State Disability Insurance-EE		998.91
	Subtotal NY		998.91		15,442.38	4,164.07	20,605.36
	OH State Income Tax				4,117.22
	OH State Unemployment/Disability Ins-ER	1.1000				1,035.61
	Subtotal OH				4,117.22	1,035.61	5,152.83
	PA State Income Tax				9,345.76
	PA State Unemployment/Disability Ins-ER	3.0008				3,397.49
	PA State Unemployment Insurance-EE				190.38
	Subtotal PA				9,536.14	3,397.49	12,933.63
	RI State Income Tax				867.47
	RI State Unemployment/Disability Ins-ER	3.1000				473.36
	RI State Disability Insurance-EE				371.52
	Subtotal RI				1,238.99	473.36	1,712.35
	VA State Income Tax				62.77
	VA State Unemployment/Disability Ins-ER .	1500
	Subtotal VA				62.77		62.77
	VT State Income Tax				503.86
	VT State Unemployment/Disability Ins-ER	2.3000				142.75
	Subtotal VT				503.86	142.75	646.61
Local	010P Philadelphia				790.30
	029N Hendricks Nr				35.33
	040Y Yonkers R				8.32
	076C Columbus				592.42
	082M Marlon Nr				24.08
	102C Cuyahoga Fal				229.74
	102L Louisville R				133.88

	Statistical Summary	LINENS -N- THINGS	Batch :	8969	Period Ending :	07/19/2008	Week	30
	Detail	Company Code: L-1	Quarter Number:	3	Pay Date :	07/25/2008	Page	3
®		Region Name: NPC NORTHEAST			Current Date :	07/21/2008

©1996 Automatic Data Processing, Inc.

			You are responsible for Depositing these amounts		Amount debited from your account
Taxes	Agency	Rate	EE withheld	ER contrib.	EE withheld	ER contrib.
Local (continued)	104A Abington T				84.44
	106N Montgomery T				123.15
	106R Montgomery T				46.60
	108A Avon				253.88
	108D Downington B				169.12
	108M Mayfield Hei				164.60
	108N Lancaster C				305.71
	108P Pitcairn B				4.19
	108W North Wales				12.52
	110A Aurora				105.23
	110C Camp Hill B				117.76
	110M Millcreek T				147.70
	110N Lower Paxton				95.93
	110Y York C				126.99
	112E Hendricks R				48.81
	114M Monroeville				85.30
	120R Lower Paxton				76.68
	122F Lexington-Fa				243.47
	122R Rossford				290.22
	1478 Stroud T Nr				70.67
	1810 Paducah				226.65
	1812 Florence				279.82
	186L Jefferson Co				53.04
	189N Stroud T				19.54
	2006 Vanderburgh				52.02
	2007 Vanderburgh				11.53
	201M Mentor				258.39
	2040 Hamilton R				136.13
	2044 Allen R				93.68
	2045 Allen Nr				4.45
	205F Fayette Ctny				32.64
	2064 St. Joseph R				55.52
	2067 St. Joseph N				20.27
	207M Marion R				286.51
	2075 Vigo R				123.63
	2076 Vigo Nr				9.21
	209B Boone County				4.93
	210C Cranberry T				26.61
	211W Whitehall T				23.57
	3301 New York Cit				1,394.37
	3912 Philadelphia				134.67

op	Statistical Summary	LINENS -N- THINGS	Batch :	8969	Period Ending :	07/19/2008	Week	30
	Detail	Company Code: L-1	Quarter Number:	3	Pay Date :	07/25/2008	Page	4
®		Region Name: NPC NORTHEAST			Current Date :	07/21/2008

©1996 Automatic Data Processing, Inc.

			You are responsible for Depositing these amounts		Amount debited from your account
Taxes	Agency	Rate	EE withheld	ER contrib.	EE withheld	ER contrib.
Local (continued)	5033 Whitehall T				131.12
	5118 State Colleg				18.44
	7795 Frazer T				104.33
	7958 Hempfield T				58.07
	Subtotal Local				7,946.18		7,946.18
	Total Taxes		998.91	.00	504,552.74	227,438.96	732,990.61
	Amount ADP Debited From Account 8900183101		Tran/ABA 021000018					731,991.70	Excludes Taxes That Are Your Responsibility

Other	Wage Garnishments				13,676.06
Transfers	Amount ADP Debited From Account 8900183101		Tran/ABA 021000018					13,676.06

Total Amount ADP Debited From Your Accounts								745,667.76

	Statistical Summary	LINENS -N- THINGS	Batch :	8969	Period Ending :	07/19/2008	Week	30
	Detail	Company Code: L-1	Quarter Number:	3	Pay Date :	07/25/2008	Page	5
®		Region Name: NPC NORTHEAST			Current Date :	07/21/2008

©1996 Automatic Data Processing, Inc.

Liability	Taxes Debited	Federal Income Tax			69,870.25
Recap		Earned Income Credit Advances			.00
		Social Security - EE			51,579.33
		Social Security - ER			51,579.57
		Social Security Adj - EE			.00
		Medicare - EE			12,063.03
		Medicare - ER			12,062.96
		Medicare Adj - EE			.00
		Federal Unemployment Tax			2,370.44
		State Income Tax			28,277.87
		State Unemployment Insurance - EE			.00
		State Unemployment/Disability Ins - ER			7,604.96
		State Unemployment Insurance Adj - EE			.00
		State Disability Insurance - EE			44.06
		State Disability Insurance Adj - EE			.00
		Workers’ Benefit Fund Assessment - EE			.00
		Workers’ Benefit Fund Assessment - ER			.00
		Local Income Tax			343.67
		School District Tax			.00
		Total Taxes Debited	Acct. No.	8900183101	Tran/ABA 021000018	235,796.14
	Other Transfers	Wage Garnishments	Acct. No.	8900183101	Tran/ABA 021000018	4,922.50		Total Liability
		Total Amount Debited From Your Account					240,718.64	240,718.64
	Bank Debits and	Checks				374,390.63		615,109.27
	Other Liability	Direct Deposit				275,631.52		890,740.79
		Adjustments/Prepay/Voids				2,346.46		893,087.25
	Taxes - Your	None This Payroll							Includes Adjustments that are
	Responsibility							893,087.25	your responsibility

	Statistical Summary	LINENS -N- THINGS	Batch :	8969	Period Ending :	07/19/2008	Week	30
	Recap	Company Code: L-2	Quarter Number:	3	Pay Date :	07/25/2008	Page	1
®		Region Name: NPC NORTHEAST			Current Date :	07/21/2008

©1996 Automatic Data Processing, Inc.

Net Pay	Checks	374,390.63
	Direct Deposits	275,631.52
	Subtotal Net Pay		650,022.15
	Adjustments	2,346.46
	Total Net Pay Liability (Net Cash)		652,368.61

			You are responsible for Depositing these amounts		Amount debited from your account
Taxes	Agency	Rate	EE withheld	ER contrib.	EE withheld	ER contrib.
Federal	Federal Income Tax				69,870.25
	Earned Income Credit Advances
	Social Security				51,579.33	51,579.57
	Medicare				12,063.03	12,062.96
	Federal Unemployment Tax					2,370.44
	Subtotal Federal				133,512.61	66,012.97	199,525.58
State	CA State Income Tax				63.43
	CA State Unemployment/Disability Ins-ER	3.2000				32.58
	CA State Disability Insurance-EE				44.06
	Subtotal CA				107.49	32.58	140.07
	IL State Income Tax				11,321.09
	IL State Unemployment/Disability Ins-ER	2.0000				4,378.56
	Subtotal IL				11,321.09	4,378.56	15,699.65
	MI State Income Tax				8,148.78
	MI State Unemployment/Disability Ins-ER	2.2000				1,848.57
	Subtotal MI				8,148.78	1,848.57	9,997.35
	MN State Income Tax				3,739.72
	MN State Unemployment/Disability Ins-ER	.6928				551.52
	Subtotal MN				3,739.72	551.52	4,291.24
	TX State Unemployment/Disability Ins-ER	1.1300				2.33
	Subtotal TX					2.33	2.33
	WI State Income Tax				5,004.85
	WI State Unemployment/Disability Ins-ER	1.3000				791.40
	Subtotal WI				5,004.85	791.40	5,796.25
Local	005L Lansing				27.81
	005N Walker				120.05
	006L Lansing				60.78
	027G Grand Rapids				71.23
	028G Grand Rapids				63.80
	Subtotal Local				343.67		343.67

	Statistical Summary	LINENS -N- THINGS	Batch :	8969	Period Ending :	07/19/2008	Week	30
	Detail	Company Code: L-2	Quarter Number:	3	Pay Date :	07/25/2008	Page	2
®		Region Name: NPC NORTHEAST			Current Date :	07/21/2008

©1996 Automatic Data Processing, Inc.

			You are responsible for Depositing these amounts		Amount debited from your account
Taxes	Agency	Rate	EE withheld	ER contrib.	EE withheld	ER contrib.
(continued)	Total Taxes		.00	.00	162,178.21	73,617.93	235,796.14
	Amount ADP Debited From Account	8900183101	Tran/ABA	021000018				235,796.14	Excludes Taxes That Are
									Your Responsibility
Other	Wage Garnishments				4,922.50
Transfers	Amount ADP Debited From Account	8900183101	Tran/ABA	021000018				4,922.50
Total Amount ADP Debited From Your Accounts								240,718.64

	Statistical Summary	LINENS -N- THINGS	Batch :	8969	Period Ending :	07/19/2008	Week	30
	Detail	Company Code: L-2	Quarter Number:	3	Pay Date :	07/25/2008	Page	3
®		Region Name: NPC NORTHEAST			Current Date :	07/21/2008

©1996 Automatic Data Processing, Inc.

Liability	Taxes Debited	Federal Income Tax			29.931.14
Recap		Earned Income Credit Advances			.00
		Social Security - EE			16,703.11
		Social Security - ER			16,703.02
		Social Security Adj - EE			.00
		Medicare - EE			4,005.57
		Medicare - ER			4,005.51
		Medicare Adj - EE			.00
		Federal Unemployment Tax			70.26
		State Income Tax			6,646.92
		State Unemployment Insurance - EE			962.40
		State Unemployment/Disability Ins - ER			4,958.41
		State Unemployment Insurance Adj - EE			.00
		State Disability Insurance - EE			14.48
		State Disability Insurance Adj - EE			.00
		Workers’ Benefit Fund Assessment - EE			.00
		Workers’ Benefit Fund Assessment - ER			.00
		Local Income Tax			.00
		School District Tax			.00
		Total Taxes Debited	Acct. No.	8900183101	Tran/ABA 021000018	84,000.82
	Other Transfers	Wage Garnishments	Acct. No.	8900183101	Tran/ABA 021000018	5,015.22		Total Liability
		Total Amount Debited From Your Account					89,016.04	89,016.04
	Bank Debits and	Checks				64,623.89		153,639.93
	Other Liability	Direct Deposit				136,057.54		289,697.47
		Adjustments/Prepay/Voids				125.00		289,822.47
	Taxes - Your	None This Payroll							Includes Adjustments that are your responsibility
	Responsibility							289,822.47

	Statistical Summary	LINENS -N- THINGS	Batch :	8969	Period Ending :	07/19/2008	Week	30
	Recap	Company Code: L-3	Quarter Number:	3	Pay Date :	07/25/2008	Page	1
®		Region Name: NPC NORTHEAST			Current Date :	07/21/2008

©1996 Automatic Data Processing, Inc.

Net Pay	Checks	64,623.89
	Direct Deposits	136,057.54
	Subtotal Net Pay		200,681.43
	Adjustments	125.00
	Total Net Pay Liability (Net Cash)		200,806.43

			You are responsible for Depositing these amounts		Amount debited from your account
Taxes	Agency	Rate	EE withheld	ER contrib.	EE withheld	ER contrib.
Federal	Federal Income Tax				29,931.14
	Earned Income Credit Advances
	Social Security				16,703.11	16,703.02
	Medicare				4,005.57	4,005.51
	Federal Unemployment Tax					70.26
	Subtotal Federal				50,639.82	20,778.79	71,418.61
State	CA State Income Tax				72.01
	CA State Unemployment/Disability Ins-ER	3.2000
	CA State Disability Insurance-EE				14.48
	Subtotal CA				86.49		86.49
	MA State Income Tax				341.94
	MA State Unemployment/Disability Ins-ER	6.5200
	Subtotal MA				341.94		341.94
	NC State Income Tax				1,660.00
	NC State Unemployment/Disability Ins-ER	1.3200				429.62
	Subtotal NC				1,660.00	429.62	2,089.62
	NJ State Income Tax				4,531.31
	NJ State Unemployment/Disability Ins-ER	2.0000				4,528.79
	NJ State Unemployment Insurance-EE				962.40
	NJ State Disability Insurance-EE
	Subtotal NJ				5,493.71	4,528.79	10,022.50
	NY State Income Tax				41.66
	NY State Unemployment/Disability Ins-ER	1.1000
	NY State Disability Insurance-EE
	Subtotal NY				41.66		41.66
	Total Taxes		.00	.00	58,263.62	25,737.20	84,000.82
	Amount ADP Debited From Account 8900183101		Tran/ABA	021000018				84,000.82	Excludes Taxes That Are Your Responsibility
Other	Wage Garnishments				5,015.22
Transfers	Amount ADP Debited From Account 8900183101		Tran/ABA	021000018				5,015.22
Total Amount ADP Debited From Your Accounts								89,016.04

	Statistical Summary	LINENS -N- THINGS	Batch :	8969	Period Ending :	07/19/2008	Week	30
	Detail	Company Code: L-3	Quarter Number:	3	Pay Date :	07/25/2008	Page	2
®		Region Name: NPC NORTHEAST			Current Date :	07/21/2008

©1996 Automatic Data Processing, Inc.

Liability	Taxes Debited	Federal Income Tax			10,300.18
Recap		Earned Income Credit Advances			.00
		Social Security - EE			7,392.55
		Social Security - ER			7,392.61
		Social Security Adj - EE			.00
		Medicare - EE			1,728.88
		Medicare - ER			1,728.92
		Medicare Adj - EE			.00
		Federal Unemployment Tax			31.41
		State Income Tax			581.23
		State Unemployment Insurance - EE			.00
		State Unemployment/Disability Ins - ER			153.18
		State Unemployment Insurance Adj - EE			.00
		State Disability Insurance - EE			.00
		State Disability Insurance Adj - EE			.00
		Workers’ Benefit Fund Assessment - EE			.00
		Workers’ Benefit Fund Assessment - ER			.00
		Local Income Tax			.00
		School District Tax			.00
		Total Taxes Debited	Acct. No.	8900183101	Tran/ABA 021000018	29,308.96
	Other Transfers	Wage Garnishments	Acct. No.	8900183101	Tran/ABA 021000018	2,187.64		Total Liability
		Total Amount Debited From Your Account					31,469.60	31,496.60
	Bank Debits and	Checks				39,496.45		70,993.05
	Other Liability	Direct Deposit				48,897.40		119,890.45
		Adjustments/Prepay/Voids				.00		119,890.45
	Taxes - Your	Local Income Tax				619.73			Includes Taxes that are your responsibility
	Responsibility	Total Taxes Your Responsibility					619.73	120,510.18

	Statistical Summary	LINENS -N- THINGS	Batch :	8969	Period Ending :	07/19/2008	Week	30
	Recap	Company Code: L-4	Quarter Number:	3	Pay Date :	07/25/2008	Page	1
®		Region Name: NPC NORTHEAST			Current Date :	07/21/2008

©1996 Automatic Data Processing, Inc.

Net Pay	Checks	39,496.45
	Direct Deposits	48,897.40
	Subtotal Net Pay		88,393.85
	Adjustments	.00
	Total Net Pay Liability (Net Cash)		88,393.85

			You are responsible for Depositing these amounts		Amount debited from your account
Taxes	Agency	Rate	EE withheld	ER contrib.	EE withheld	ER contrib.
Federal	Federal Income Tax				10,300.18
	Earned Income Credit Advances
	Social Security				7,392.55	7,392.61
	Medicare				1,728.88	1,728.92
	Federal Unemployment Tax					31.41
	Subtotal Federal				19,421.61	9,152.94	28,574.55
State	KY State Income Tax				581.23
	KY State Unemployment/Disability Ins-ER	2.6000				153.18
	Subtotal KY				581.23	153.18	734.41
Local	102S Shepherdsvil		619.73
	Subtotal Local		619.73				619.73
	Total Taxes		619.73	.00	20,002.84	9,306.12	29,928.69
	Amount ADP Debited From Account 8900183101		Tran/ABA	021000018				29,308.96	Excludes Taxes That Are Your Responsibility
Other	Wage Garnishments				2,187.64
Transfers	Amount ADP Debited From Account 8900183101		Tran/ABA	021000018				2,187.64
Total Amount ADP Debited From Your Accounts								31,496.60

	Statistical Summary	LINENS -N- THINGS	Batch :	8969	Period Ending :	07/19/2008	Week	30
	Detail	Company Code: L-4	Quarter Number:	3	Pay Date :	07/25/2008	Page	2
®		Region Name: NPC NORTHEAST			Current Date :	07/21/2008

©1996 Automatic Data Processing, Inc.

Liability	Taxes Debited	Federal Income Tax				6,923.36
Recap		Earned Income Credit Advances				.00
		Social Security - EE				3,029.88
		Social Security - ER				3,029.87
		Social Security Adj - EE				.00
		Medicare - EE				708.62
		Medicare - ER				708.60
		Medicare Adj - EE				.00
		Federal Unemployment Tax				.00
		State Income Tax				504.43
		State Unemployment Insurance - EE				.00
		State Unemployment/Disability Ins - ER				.00
		State Unemployment Insurance Adj - EE				.00
		State Disability Insurance - EE				.00
		State Disability Insurance Adj - EE				.00
		Workers’ Benefit Fund Assessment - EE				.00
		Workers’ Benefit Fund Assessment - ER				.00
		Local Income Tax				.00
		School District Tax				.00
		Total Taxes Debited	Acct.	No.	8900183101	Tran/ABA 021000018	14,904.76
	Other Transfers	Wage Garnishments	Acct.	No.	8900183101	Tran/ABA 021000018	154.95		Total Liability
		Total Amount Debited From Your Account						15,059.71	15,059.71
	Bank Debits and	Checks					1,455.18		16,514.89
	Other Liability	Direct Deposit					31,238.92		47,753.81
		Adjustments/Prepay/Voids					.00		47,753.81
	Taxes - Your	Local Income Tax					267.55			Includes Taxes that are your responsibility
	Responsibility	Total Taxes Your Responsibility						267.55	48,021.36

	Statistical Summary	LINENS -N- THINGS	Batch :	8969	Period Ending :	07/19/2008	Week	30
	Recap	Company Code: L-5	Quarter Number:	3	Pay Date :	07/25/2008	Page	1
®		Region Name: NPC NORTHEAST			Current Date :	07/21/2008

©1996 Automatic Data Processing, Inc.

Net Pay	Checks	1,455.18
	Direct Deposits	31,238.92
	Subtotal Net Pay		32,694.10
	Adjustments	.00
	Total Net Pay Liability (Net Cash)		32,694.10

			You are responsible for Depositing these amounts		Amount debited from your account
Taxes	Agency	Rate	EE withheld	ER contrib.	EE withheld	ER contrib.
Federal	Federal Income Tax				6,923.36
	Earned Income Credit Advances
	Social Security				3,029.88	3,029.87
	Medicare				708.62	708.60
	Federal Unemployment Tax
	Subtotal Federal				10,661.86	3,738.47	14,400.33
State	IN State Income Tax				97.49
	IN State Unemployment/Disability Ins-ER	1.3000
	Subtotal IN				97.49		97.49
	KY State Income Tax				406.94
	KY State Unemployment/Disability Ins- ER	2.6000
	Subtotal KY				406.94		406.94
Local	102S Shepherdsvil		267.55
	Subtotal Local		267.55				267.55
	Total Taxes		267.55	.00	11,166.29	3,738.47	15,172.31
	Amount ADP Debited From Account 8900183101		Tran/ABA	021000018				14,904.76	Excludes Taxes That Are Your Responsibility
Other	Wage Garnishments				154.95
Transfers	Amount ADP Debited From Account 8900183101		Tran/ABA	021000018				154.95
Total Amount ADP Debited From Your Accounts								15,059.71

	Statistical Summary	LINENS -N- THINGS	Batch :	8969	Period Ending :	07/19/2008	Week	30
	Detail	Company Code: L-5	Quarter Number:	3	Pay Date :	07/25/2008	Page	2
®		Region Name: NPC NORTHEAST			Current Date :	07/21/2008

©1996 Automatic Data Processing, Inc.

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	07/26/08

MOR-4B: SUMMARY OF TAX RETURNS FILED DURING REPORTING PERIOD

Taxing Authority	State	Type of Tax	Due Date	Date Filed

CITY OT TUCSON	AZ	Business Privilege Tax	07/20/08	07/20/08
COLORADO	CO	Consumer Use Tax	07/20/08	07/20/08
COLORADO	CO	Consumer Use Tax	07/20/08	07/20/08
OHIO	OH	Consumer Use Tax	07/20/08	07/20/08
INDIANA	IN	Food & Beverage Tax	07/30/08	07/30/08
CITY OF BIRMINGHAM	AL	Lease Tax Return	07/20/08	07/20/08
CABELL COUNTY	WV	Personal Property Tax	8/31/08	7/21/08
CATAWBA COUNTY	NC	Personal Property Tax	1/5/09	7/21/08
CHARTER TWNSHP OF ORI	MI	Personal Property Tax	9/14/08	7/7/08
CITY OF CONCORD	NC	Personal Property Tax	1/5/09	7/21/08
CITY OF CRANSTON, RI	RI	Personal Property Tax	7/31/08	7/7/08
CITY OF DANBURY, CONN	CT	Personal Property Tax	7/31/08	7/1/08
CITY OF LANSING	MI	Personal Property Tax	9/14/08	7/7/08
CITY OF LEOMINSTER	MA	Personal Property Tax	8/1/08	7/7/08
CITY OF LIVONIA	MI	Personal Property Tax	9/14/08	7/7/08
CITY OF MERIDEN	CT	Personal Property Tax	7/31/08	7/7/08
CITY OF NEWTON	MA	Personal Property Tax	8/1/08	7/14/08
CITY OF NORWALK	CT	Personal Property Tax	7/31/08	7/1/08
CITY OF NOVI	MI	Personal Property Tax	9/14/08	7/7/08
CITY OF ROCHESTER HIL	MI	Personal Property Tax	9/14/08	7/1/08
CITY OF SOUTH PORTLAN	ME	Personal Property Tax	7/15/08	7/21/08
CITY OF STERLING HEIGHTS	MI	Personal Property Tax	9/14/08	7/7/08
CITY OF TAUNTON	MA	Personal Property Tax	8/1/08	7/7/08
CITY OF TROY	MI	Personal Property Tax	9/14/08	7/14/08
CITY OF WALKER	MI	Personal Property Tax	9/14/08	7/14/08
CITY OF WARWICK	RI	Personal Property Tax	7/31/08	7/7/08
CITY TREASURER	MI	Personal Property Tax	9/14/08	7/7/08
CONTRA COSTA COUNTY	CA	Personal Property Tax	8/31/08	7/1/08
CONTRA COSTA COUNTY	CA	Personal Property Tax	8/31/08	7/1/08
COUNTY OF SANTA BARBARA	CA	Personal Property Tax	8/31/08	7/7/08
COUNTY OF SANTA BARBARA	CA	Personal Property Tax	8/31/08	7/7/08
COUNTY OF SANTA CLARA	CA	Personal Property Tax	8/31/08	7/7/08
COUNTY OF SANTA CLARA	CA	Personal Property Tax	8/31/08	7/7/08
COUNTY OF SANTA CLARA	CA	Personal Property Tax	8/31/08	7/7/08
DC TREASURER	DC	Personal Property Tax	7/31/08	7/21/08
DEKALB TAX COMMISSION	GA	Personal Property Tax	8/15/08	7/1/08
DEKALB TAX COMMISSION	GA	Personal Property Tax	8/15/08	7/1/08
DENISE D. HAMMAND, TREASURER	MI	Personal Property Tax	9/14/08	7/7/08
GALLATIN COUNTY TREASURER	MT	Personal Property Tax	7/31/08	7/7/08
GUILFORD COUNTY TAX D	NC	Personal Property Tax	1/5/09	7/21/08
GWINNETT COUNTY	GA	Personal Property Tax	9/15/08	7/21/08
HAMILTON COUNTY TREASURY	IN	Personal Property Tax	7/30/08	7/21/08
LAWRENCE L. MATHENCY	CA	Personal Property Tax	8/31/08	7/21/08
LAWRENCE L. MATHENCY	CA	Personal Property Tax	8/31/08	7/21/08
LAWRENCE L. MATHENCY	CA	Personal Property Tax	8/31/08	7/21/08
LAWRENCE L. MATHENCY	CA	Personal Property Tax	8/31/08	7/21/08
MERCED COUNTY TAX COLLECTOR	CA	Personal Property Tax	8/31/08	7/21/08
MISSOULA COUNTY TREASURER	MT	Personal Property Tax	7/31/08	7/7/08
ORANGE COUNTY TAX	CA	Personal Property Tax	8/31/08	7/7/08
PITTSFIELD CHARTER	MI	Personal Property Tax	9/14/08	7/14/08
RIVERSIDE COUNTY TREASURER	CA	Personal Property Tax	8/31/08	7/7/08
RIVERSIDE COUNTY TREASURER	CA	Personal Property Tax	8/31/08	7/7/08
RIVERSIDE COUNTY TREASURER	CA	Personal Property Tax	8/31/08	7/7/08
RIVERSIDE COUNTY TREASURER	CA	Personal Property Tax	8/31/08	7/7/08
RIVERSIDE COUNTY TREASURER	CA	Personal Property Tax	8/31/08	7/7/08
SAGINAW CHARTER TOWNSHIP	MI	Personal Property Tax	9/14/08	7/7/08
SMART BUSINESS ADVISORY	HO	Personal Property Tax	7/26/08	7/7/08
TAX COLLECTOR	CT	Personal Property Tax	7/31/08	7/14/08
TOWN OF BELLINGHAM	MA	Personal Property Tax	8/1/08	7/7/08
TOWN OF BRAINTREE	MA	Personal Property Tax	8/1/08	7/7/08
TOWN OF BURLINGTON	MA	Personal Property Tax	8/1/08	7/7/08
TOWN OF CHELMSFORD	MA	Personal Property Tax	8/1/08	7/7/08
TOWN OF COLLIERVILLE	TN	Personal Property Tax	8/31/08	7/1/08
TOWN OF DANVERS	MA	Personal Property Tax	8/1/08	7/14/08
TOWN OF DEDHAM	MA	Personal Property Tax	8/1/08	7/7/08
TOWN OF ENFIELD	CT	Personal Property Tax	7/31/08	7/7/08
TOWN OF FARMINGTON	CT	Personal Property Tax	7/31/08	7/7/08
TOWN OF FRAMINGHAM	MA	Personal Property Tax	8/1/08	7/7/08

MOR-4B

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	07/26/08

MOR-4B: SUMMARY OF TAX RETURNS FILED DURING REPORTING PERIOD

Taxing Authority	State	Type of Tax	Due Date	Date Filed

TOWN OF HADLEY	MA	Personal Property Tax	8/1/08	7/7/08
Town Of Kingston	MA	Personal Property Tax	8/1/08	7/21/08
TOWN OF LISBON	CT	Personal Property Tax	7/31/08	7/14/08
TOWN OF MANCHESTER #3	CT	Personal Property Tax	7/31/08	7/7/08
TOWN OF MILLBURY	MA	Personal Property Tax	8/1/08	7/14/08
TOWN OF PLAINVILLE	CT	Personal Property Tax	7/31/08	7/7/08
TOWN OF SEEKONK	MA	Personal Property Tax	8/1/08	7/7/08
TOWN OF WATERTOWN #67	MA	Personal Property Tax	8/1/08	7/14/08
TOWN OF WEYMOUTH	MA	Personal Property Tax	8/1/08	7/14/08
UNIFIED GOVERNMENT	KS	Personal Property Tax	12/20/08	7/7/08
WATERFORD TAX COLLECTOR	CT	Personal Property Tax	7/31/08	7/7/08
YELLOWSTONE COUNTY	MT	Personal Property Tax	7/31/08	7/21/08
GEORGIA	GA	Prepayment	Paid W/ Return	Paid W/ Return
MISSOURI	MO	Prepayment	07/02/08	07/02/08
NEW YORK	NY	Prepayment	07/20/08	07/20/08
NORTH CAROLINA	NC	Prepayment	07/24/08	07/24/08
OKLAHOMA	OK	Prepayment	07/20/08	07/20/08
COLORADO	CO	Public Improvement Fee	07/20/08	07/20/08
39TH ST TDD / CITY OF INDEPENDENCE	MO	Sales and Use Tax	07/30/08	07/30/08
ALABAMA	AL	Sales and Use Tax	07/20/08	07/20/08
ALABAMA	AL	Sales and Use Tax	07/20/08	07/20/08
ALABAMA	AL	Sales and Use Tax	07/20/08	07/20/08
ARIZONA	AZ	Sales and Use Tax	07/20/08	07/20/08
ARIZONO	AZ	Sales and Use Tax	07/20/08	07/20/08
ARKANSAS	AR	Sales and Use Tax	07/20/08	07/20/08
ARKANSAS	AR	Sales and Use Tax	07/20/08	07/20/08
BROOMFIELD	CO	Sales and Use Tax	07/20/08	07/20/08
CADDO SHREVEPORT	LA	Sales and Use Tax	07/20/08	07/20/08
CADDO SHREVEPORT	LA	Sales and Use Tax	07/20/08	07/20/08
CADDO SHREVEPORT	LA	Sales and Use Tax	07/20/08	07/20/08
CALIFORNIA	CA	Sales and Use Tax	07/20/08	07/20/08
CALIFORNIA	CA	Sales and Use Tax	07/20/08	07/20/08
CALIFORNIA	CA	Sales and Use Tax	07/20/08	07/20/08
CALIFORNIA	CA	Sales and Use Tax	07/20/08	07/20/08
CALIFORNIA	CA	Sales and Use Tax	07/20/08	07/20/08
CHESTERFIELD VALLEY TRANSP DEVLOPM DISTRICT	MO	Sales and Use Tax	07/20/08	07/20/08
CITY & COUNTY OF BIRMINGHAM	AL	Sales and Use Tax	07/20/08	07/20/08
CITY & COUNTY OF DENVER	CO	Sales and Use Tax	07/20/08	07/20/08
CITY & COUNTY OF DENVER	CO	Sales and Use Tax	07/20/08	07/20/08
CITY OF AURORA	CO	Sales and Use Tax	07/20/08	07/20/08
CITY OF AURORA	CO	Sales and Use Tax	07/20/08	07/20/08
CITY OF BATON ROUGE & EAST BATON ROUGE PARISH	LA	Sales and Use Tax	07/20/08	07/20/08
CITY OF BATON ROUGE & EAST BATON ROUGE PARISH	LA	Sales and Use Tax	07/20/08	07/20/08
CITY OF BATON ROUGE & EAST BATON ROUGE PARISH	LA	Sales and Use Tax	07/20/08	07/20/08
CITY OF BIRMINGHAM	AL	Sales and Use Tax	07/20/08	07/20/08
CITY OF BROOMFIELD	CO	Sales and Use Tax	07/20/08	07/20/08
CITY OF CHANDLER	AZ	Sales and Use Tax	07/20/08	07/20/08
CITY OF CHANDLER	AZ	Sales and Use Tax	07/20/08	07/20/08
CITY OF COLORADO SPRINGS	CO	Sales and Use Tax	07/20/08	07/20/08
CITY OF COLORADO SPRINGS	CO	Sales and Use Tax	07/20/08	07/20/08
CITY OF COLUMBIA	MO	Sales and Use Tax	07/20/08	07/20/08
CITY OF DURANGO	CO	Sales and Use Tax	07/20/08	07/20/08
CITY OF DURANGO	CO	Sales and Use Tax	07/20/08	07/20/08
CITY OF FLAGSTAFF	AZ	Sales and Use Tax	07/20/08	07/20/08
CITY OF FORT COLLINS	CO	Sales and Use Tax	07/20/08	07/20/08
CITY OF FORT COLLINS	CO	Sales and Use Tax	07/20/08	07/20/08
CITY OF HOOVER	AL	Sales and Use Tax	07/20/08	07/20/08
CITY OF HOOVER	AL	Sales and Use Tax	07/20/08	07/20/08
CITY OF HOOVER	AL	Sales and Use Tax	07/20/08	07/20/08
CITY OF HUNTSVILLE	AL	Sales and Use Tax	07/20/08	07/20/08
CITY OF HUNTSVILLE	AL	Sales and Use Tax	07/20/08	07/20/08
CITY OF HUNTSVILLE	AL	Sales and Use Tax	07/20/08	07/20/08
CITY OF LAFAYETTE	LA	Sales and Use Tax	07/20/08	07/20/08
CITY OF LAKEWOOD	CO	Sales and Use Tax	07/20/08	07/20/08
CITY OF LAKEWOOD	CO	Sales and Use Tax	07/20/08	07/20/08
CITY OF LAKEWOOD	CO	Sales and Use Tax	07/20/08	07/20/08
CITY OF LAKEWOOD	CO	Sales and Use Tax	07/20/08	07/20/08
CITY OF LONE TREE	CO	Sales and Use Tax	07/20/08	07/20/08

MOR-4B

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	07/26/08

MOR-4B: SUMMARY OF TAX RETURNS FILED DURING REPORTING PERIOD

Taxing Authority	State	Type of Tax	Due Date	Date Filed

CITY OF MOBILE	AL	Sales and Use Tax	07/20/08	07/20/08
CITY OF MOBILE	AL	Sales and Use Tax	07/20/08	07/20/08
CITY OF MOBILE	AL	Sales and Use Tax	07/20/08	07/20/08
CITY OF MONTGOMERY	AL	Sales and Use Tax	07/20/08	07/20/08
CITY OF MONTGOMERY	AL	Sales and Use Tax	07/20/08	07/20/08
CITY OF MONTGOMERY	AL	Sales and Use Tax	07/20/08	07/20/08
CITY OF PEORIA	AZ	Sales and Use Tax	07/20/08	07/20/08
CITY OF PEORIA	AZ	Sales and Use Tax	07/20/08	07/20/08
CITY OF PHOENIX	AZ	Sales and Use Tax	07/20/08	07/20/08
CITY OF PHOENIX	AZ	Sales and Use Tax	07/20/08	07/20/08
CITY OF PHOENIX	AZ	Sales and Use Tax	07/20/08	07/20/08
CITY OF PHOENIX	AZ	Sales and Use Tax	07/20/08	07/20/08
CITY OF PRESCOTT	AZ	Sales and Use Tax	07/20/08	07/20/08
CITY OF PRESCOTT	AZ	Sales and Use Tax	07/20/08	07/20/08
CITY OF SCOTTSDALE	AZ	Sales and Use Tax	07/20/08	07/20/08
CITY OF SCOTTSDALE	AZ	Sales and Use Tax	07/20/08	07/20/08
CITY OF SCOTTSDALE	AZ	Sales and Use Tax	07/20/08	07/20/08
CITY OF TEMPE	AZ	Sales and Use Tax	07/20/08	07/20/08
CITY OF TEMPE	AZ	Sales and Use Tax	07/20/08	07/20/08
CITY OF THORNTON	CO	Sales and Use Tax	07/20/08	07/20/08
CITY OF THORNTON	CO	Sales and Use Tax	07/20/08	07/20/08
CITY OF TUCSON	AZ	Sales and Use Tax	07/20/08	07/20/08
CITY OF WESTMINSTER	CO	Sales and Use Tax	07/20/08	07/20/08
CITY OF WESTMINSTER	CO	Sales and Use Tax	07/20/08	07/20/08
CITY OF WILSON	VT	Sales and Use Tax	07/20/08	07/20/08
COLORADO	CO	Sales and Use Tax	07/20/08	07/20/08
COLORADO	CO	Sales and Use Tax	07/20/08	07/20/08
CONNECTICUT	CT	Sales and Use Tax	07/20/08	07/20/08
CONNECTICUT	CT	Sales and Use Tax	07/27/08	07/27/08
CONNECTICUT	CT	Sales and Use Tax	07/27/08	07/27/08
FLORIDA	FL	Sales and Use Tax	07/20/08	07/20/08
FLORIDA	FL	Sales and Use Tax	07/20/08	07/20/08
FLORIDA	FL	Sales and Use Tax	07/20/08	07/20/08
FLORIDA	FL	Sales and Use Tax	07/20/08	07/20/08
GEORGIA	GA	Sales and Use Tax	07/20/08	07/20/08
GEORGIA	GA	Sales and Use Tax	07/20/08	07/20/08
GEORGIA	GA	Sales and Use Tax	07/20/08	07/20/08
GRAVOIS BLUFFS TDD / CITY OF FENTON	MO	Sales and Use Tax	07/20/08	07/20/08
IDAHO	ID	Sales and Use Tax	07/20/08	07/20/08
IDAHO	ID	Sales and Use Tax	07/20/08	07/20/08
ILLINOIS	IL	Sales and Use Tax	7,15,22, & Last day	07/07/08
INDIANA	IN	Sales and Use Tax	07/20/08	07/20/08
INDIANA	IN	Sales and Use Tax	07/20/08	07/20/08
INDIANA	IN	Sales and Use Tax	07/20/08	07/20/08
IOWA	IA	Sales and Use Tax	07/20/08	07/20/08
JEFFERSON COUNTY	AL	Sales and Use Tax	07/20/08	07/20/08
JEFFERSON COUNTY	AL	Sales and Use Tax	07/20/08	07/20/08
JEFFERSON COUNTY	AL	Sales and Use Tax	07/20/08	07/20/08
JEFFERSON COUNTY EDUCATION	AL	Sales and Use Tax	07/20/08	07/20/08
JEFFERSON COUNTY EDUCATION	AL	Sales and Use Tax	07/20/08	07/20/08
JEFFERSON COUNTY EDUCATION	AL	Sales and Use Tax	07/20/08	07/20/08
JEFFERSON PARISH	LA	Sales and Use Tax	07/20/08	07/20/08
JEFFERSON PARISH	LA	Sales and Use Tax	07/20/08	07/20/08
JEFFERSON PARISH	LA	Sales and Use Tax	07/20/08	07/20/08
JEFFERSON PARISH	LA	Sales and Use Tax	07/20/08	07/20/08
JEFFERSON PARISH	LA	Sales and Use Tax	07/20/08	07/20/08
KANSAS	KS	Sales and Use Tax	07/20/08	07/20/08
KANSAS	KS	Sales and Use Tax	07/20/08	07/20/08
KANSAS	KS	Sales and Use Tax	07/20/08	07/20/08
KENTUCKY	KY	Sales and Use Tax	07/20/08	07/20/08
KENTUCKY	KY	Sales and Use Tax	07/20/08	07/20/08
KENTUCKY	KY	Sales and Use Tax	07/20/08	07/20/08
LAFAYETTE PARISH	LA	Sales and Use Tax	07/20/08	07/20/08
LAFAYETTE PARISH	LA	Sales and Use Tax	07/20/08	07/20/08
LAUDERDALE COUNTY & CITY OF FLORENCE	AL	Sales and Use Tax	07/20/08	07/20/08
LAUDERDALE COUNTY & CITY OF FLORENCE	AL	Sales and Use Tax	07/20/08	07/20/08
LAUDERDALE COUNTY & CITY OF FLORENCE	AL	Sales and Use Tax	07/20/08	07/20/08
LONE TREE	CO	Sales and Use Tax	07/20/08	07/20/08

MOR-4B

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	07/26/08

MOR-4B: SUMMARY OF TAX RETURNS FILED DURING REPORTING PERIOD

Taxing Authority	State	Type of Tax	Due Date	Date Filed

LOUISIANA	LA	Sales and Use Tax	07/20/08	07/20/08
LOUISIANA	LA	Sales and Use Tax	07/20/08	07/20/08
LOUISIANA	LA	Sales and Use Tax	07/20/08	07/20/08
M150 & 135TH ST TDD	MO	Sales and Use Tax	07/20/08	07/20/08
MADISON COUNTY	AL	Sales and Use Tax	07/20/08	07/20/08
MADISON COUNTY	AL	Sales and Use Tax	07/20/08	07/20/08
MADISON COUNTY	AL	Sales and Use Tax	07/20/08	07/20/08
MAINE	ME	Sales and Use Tax	07/15/08	07/15/08
MAINE	ME	Sales and Use Tax	07/15/08	07/15/08
MAINE	ME	Sales and Use Tax	07/20/08	07/20/08
MARYLAND	MD	Sales and Use Tax	07/20/08	07/20/08
MARYLAND	MD	Sales and Use Tax	07/20/08	07/20/08
MARYLAND	MD	Sales and Use Tax	07/20/08	07/20/08
MASSACHUSETTS	MA	Sales and Use Tax	07/20/08	07/20/08
MASSACHUSETTS	MA	Sales and Use Tax	07/20/08	07/20/08
MASSACHUSETTS	MA	Sales and Use Tax	07/20/08	07/20/08
MICHIGAN	MI	Sales and Use Tax	07/15/08	07/15/08
MICHIGAN	MI	Sales and Use Tax	07/20/08	07/20/08
MINNESOTA	MN	Sales and Use Tax	07/20/08	07/20/08
MISSISSIPPI	MS	Sales and Use Tax	07/20/08	07/20/08
MISSISSIPPI	MS	Sales and Use Tax	07/20/08	07/20/08
MISSISSIPPI	MS	Sales and Use Tax	07/20/08	07/20/08
MISSISSIPPI	MS	Sales and Use Tax	07/20/08	07/20/08
MISSOURI	MO	Sales and Use Tax	07/20/08	07/20/08
MISSOURI	MO	Sales and Use Tax	07/20/08	07/20/08
MOBILE COUNTY	AL	Sales and Use Tax	07/20/08	07/20/08
MOBILE COUNTY	AL	Sales and Use Tax	07/20/08	07/20/08
MONTGOMERY COUNTY	AL	Sales and Use Tax	07/20/08	07/20/08
MONTGOMERY COUNTY	AL	Sales and Use Tax	07/20/08	07/20/08
MONTGOMERY COUNTY	AL	Sales and Use Tax	07/20/08	07/20/08
NEBRASKA	NE	Sales and Use Tax	07/20/08	07/20/08
NEBRASKA	NE	Sales and Use Tax	07/20/08	07/20/08

MOR-4B

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	07/26/08

MOR-5: SUMMARY OF UNPAID POSTPETITION DEBTS

	Number of Days Past Due
	Current	0-30	31-60		61-90	Over 90	Total

Accounts Payable-Merchandise [1], [2]	$8,638,183	$2,506,342	$966,602	[7]	$—	$—	$12,111,128
Accounts Payable-Expense [1], [3]	2,193,894	174,663	(13,589)		—	—	2,354,969
Wages Payable	7,616,450	—	—		—	—	7,616,450
Taxes Payable	36,403,866	—	—		—	—	36,403,866
Rent / Leases - Building	—	—	—		—	—	—
Secured Debt	195,077,398	—	—		—	—	195,077,398
Professional Fees [4]	381,131	—	—		—	—	381,131
Amounts Due to Insiders [5], [6]	166,667	166,667	136,905		—	—	470,239

Total Postpetition Debts	$250,477,589	$2,847,673	$1,089,919		$—	$—	$254,415,181

[1]	This schedule includes actual payables for Merchandise and Non-Merchandise expenses and therefore excludes any accrual balances.
[2]

The Accounts Payable-Merchandise figure does not tie directly to the balance sheet. The attached aging (MOR-5A) includes items in the Merchandise Accruals, Refunds and Allowances account on the balance sheet, as well as offsetting refunds due from vendors that are captured as accounts receivable on the balance sheet.

[3]	The Accounts Payable-Expense figure does not tie directly to balance sheet account. Balance sheet account includes amounts Due to Insiders which is reported separately in this analysis.
[4]	Includes professional fee invoices that have received interim approval and a certificate of no objection or partial no objection has been filed.
[5]	Wages payable to employees who are insider creditors are included in the Wages Payable line item.
[6]

The Debtors are accruing approximately $166 thousand per month in management fees payable to Apollo Management V, L.P. And NRDC pursuant to a management agreement. The Debtors have not paid these fees since filing Chapter 11, and do not anticipate doing so in the near term.

[7]

The balance in the 31-60 aging is subject to change and will in all likelihood decline dramatically. The Debtors believe the amounts due to each vendor in this aging bucket were either partially or fully paid prepetition through merchandise prepayments. The Debtors are currently reconciling the invoices and prepayments

MOR-5

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	07/26/08

MOR-5A: LISTING OF AGED ACCOUNTS PAYABLE - MERCHANDISE

	Number of Days Past Due
VENDOR NAME	Current	0-30	31-60	61-90 [1]	Over 90	Total

1888 MILLS L/C	$34,488	$(4,384)	$—	$—	$—	$30,103
ACME INT ENTERPRISES, INC. IMPORT	27,264	—	—	—	—	27,264
ADSOUTH MARKETING, LLC.	4,716	—	—	—	—	4,716
AEOLUS DOWN L/C	258,645	—	111,027	—	—	369,672
AERO PRODUCTS INTERNATIONAL	222,730	—	—	—	—	222,730
AEROGROW INTERNATIONAL, INC.	—	—	(18,484)	—	—	(18,484)
AIM LP	—	—	(18)	—	—	(18)
ALDIK ARTIFICIAL FLOWER CO., INC. LC	237	—	—	—	—	237
ALL-CLAD METAL CRAFTERS	—	—	(55)	—	—	(55)
ALLEGRO MFG. INC.	—	54	—	—	—	54
AMCOR, INC.	(560)	(4,627)	(34,047)	—	—	(39,234)
AMERICAN CENTURY HOME FABRICS INC.	5,419	10,576	4,407	—	—	20,402
AMERICAN COVERS, INC.	619	2,569	4,298	—	—	7,486
AMERICAN FIBER IND.	12,394	(127,017)	—	—	—	(114,624)
AMERICAN PACIFIC ENTERPRISES	—	—	(4,526)	—	—	(4,526)
AMERICAN TACK & HARDWARE	(185)	9,899	336	—	—	10,050
AMERICAN TEXTILE COMPANY	141,369	—	—	—	—	141,369
ANCHOR ACQUISITION, LLC	36,155	4	—	—	—	36,159
ANGEL SALES, INC.	342	97	—	—	—	439
APEX PRODUCTS, LLC	2,543	13,352	3,780	—	—	19,674
APPLICA CONSUMER PRODUCTS, INC.	44,532	(9,271)	—	—	—	35,261
ARC INTERNATIONAL	26,985	24,112	—	—	—	51,098
ARTISSIMO	1,455	732	—	—	—	2,187
ARY, INC.	1,885	—	—	—	—	1,885
AUSTIN-ABBOTT	907	1,469	—	—	—	2,376
AVANTI PRESS, INC.	(1,167)	960	—	—	—	(206)
AXIS IMEX, INC.	1,550	16,495	2,448	—	—	20,494
BAJER DESIGN	—	2,178	—	—	—	2,178
BALTA US, INC.	—	—	(9)	—	—	(9)
BALTIC LINEN COMPANY, INC/IMPORT	—	60	—	—	—	60
BARUCH COMPANY(THE)	74,336	—	—	—	—	74,336
BASIC LINE INC	219,466	—	—	—	—	219,466
BASSETT MIRROR COMPANY, INC.	1,501	5,713	—	—	—	7,214
BATH BY TOWN & COUNTRY LIVING	846	110	—	—	—	956
BEACON LOOMS INC.	45,249	—	—	—	—	45,249
BEAUTY UNLIMITED	—	—	(112)	—	—	(112)
BEME INTERNATIONAL LLC	(216,687)	32,851	37,347	—	—	(146,489)
BERKSHIRE BLANKET	2,941	(5,725)	—	—	—	(2,785)
BESS HOME FASHIONS	5,228	—	—	—	—	5,228
BESS HOME FASHIONS/BMC GROUP	16,904	—	—	—	—	16,904
BETTER SLEEP INC.	38,706	296,032	(3,796)	—	—	330,941
BISSELL INC	118,912	—	—	—	—	118,912
BLACK & DECKER / I.LEHRHOFF & CO.	52,797	(46,653)	—	—	—	6,144
BLUE RIDGE INTERNATIONAL	129,344	—	—	—	—	129,344
BOARD DUDES, INC., THE	—	—	(40)	—	—	(40)
BOSTON WAREHOUSE TRADING CORP.	6,837	26,663	—	—	—	33,500
BRENTWOOD ORIGINALS	410,733	(11,201)	—	—	—	399,532
BRITA PRODUCTS CO.	—	—	—	—	—	—
BRITANNE CORPORATION	9,589	6,317	—	—	—	15,906
BROWNSTONE GALLERY IMPORT	68,176	131	—	—	—	68,307
BRUMLOW MILLS, INC.	8,263	—	—	—	—	8,263
BUILT NY, INC.	25,908	60,740	460	—	—	87,108
BURNES HOME ACCENTS LLC	165,189	—	—	—	—	165,189
BY APPOINTMENT IMPORT	241,356	—	—	—	—	241,356
C.R. GIBSON/THOMAS NELSON, INC.	7,804	12,820	10,106	—	—	30,730
CALDREA COMPANY, THE	806	31,187	1,075	—	—	33,069
CALPHALON CORP.	—	(34,078)	—	—	—	(34,078)
CAMBRIDGE SILVERSMITHS	36,485	—	—	—	—	36,485
CAPRESSO INC.	22,730	—	—	—	—	22,730
CARPENTER COMPANY	27,100	4,447	—	—	—	31,548
CASA CREATIONS, INC.	220,403	721	—	—	—	221,124
CATALINA PRODUCTS CORP.	—	120	—	—	—	120
CDR, INC.	660	5,283	—	—	—	5,943
CEDAR FRESH HOME PRODUCTS LLC	—	16	—	—	—	16

MOR-5A

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	07/26/08

MOR-5A: LISTING OF AGED ACCOUNTS PAYABLE - MERCHANDISE

	Number of Days Past Due
VENDOR NAME	Current	0-30	31-60	61-90 [1]	Over 90	Total

CERTIFIED INTERNATIONAL	—	1,101	—	—	—	1,101
CHANTAL	31,845	—	—	—	—	31,845
CHEF’N CORPORATION	(25,451)	23,721	—	—	—	(1,730)
CHF INDUSTRIES, INC. IMPORT	1,251	—	—	—	—	1,251
COCA-COLA BOTTLING CO. OF NEW YORK	(365)	565	(1,550)	—	—	(1,350)
COLONIAL CANDLE OF CAPE COD &	—	(8,720)	—	—	—	(8,720)
COLUMBIA FRAME INC.	47,318	—	—	—	—	47,318
COLUMBINE CODY CORPORATION IMPORT	5,571	14,479	—	—	—	20,049
COMPAC INDUSTRIES, INC.	—	22	—	—	—	22
CONAIR (DIRECT)	1,296	—	—	—	—	1,296
CONAIR CORPORATION	566,398	(227,007)	—	—	—	339,391
CONAIR CORPORATION - NON ELECTRICS	—	(532)	—	—	—	(532)
CONVENIENCE VALET	—	50	—	—	—	50
CONVERTING, INC.	5,369	—	—	—	—	5,369
COPCO	111,152	—	—	—	—	111,152
CRAMER INC.	1,170	117	—	—	—	1,287
CREATIVE BATH PRODUCTS	198,577	2,208	—	—	—	200,784
CRISA CORP.	57,079	—	(3,943)	—	—	53,136
CROSCILL INC.	90,210	(12,933)	—	—	—	77,278
CRYOPAK CORPORATION	—	—	(256)	—	—	(256)
CRYSTAL CLEAR	—	65	—	—	—	65
CUSTOM DESIGNS	—	12	(12)	—	—	—
DAN RIVER INC. IMPORT	—	894	(894)	—	—	—
DASCO	5,290	7,436	—	—	—	12,726
DAVID’S COOKIES	—	12,055	876	—	—	12,931
DCWV HOME	(164,168)	—	720	—	—	(163,448)
DELICIOUS BRANDS, LLC	9,851	(1,741)	331	—	—	8,441
DeLONGHI AMERICA, INC.	—	(1,632)	—	—	—	(1,632)
DEMARLE, INC.	7,391	220	—	—	—	7,610
DESIGN DESIGN, INC.	3,178	—	—	—	—	3,178
DEXAS INTERNATIONAL INC.	—	—	—	—	—	—
DIAL INDUSTRIES	—	—	—	—	—	—
DIONI	(75)	—	—	—	—	(75)
DIVATEX HOME FASHIONS	—	(95,310)	—	—	—	(95,310)
DOMISTYLE, INC/IMPORT	6,119	—	—	—	—	6,119
DONISA/VOHANN	1,827	6,296	1,791	—	—	9,914
DOWN LITE INTERNATIONAL	—	1,472	—	—	—	1,472
DYNAMIC DESIGNS, INC. IMPORT	104	79,073	—	—	—	79,177
DYSON INCORPORATED	(344)	(1,441)	(2,582)	—	—	(4,366)
E & B GIFTWARE, LLC	44,112	—	—	—	—	44,112
E.MISHAN & SONS INC.(EMSON)	103,151	828	—	—	—	103,979
E.MISHAN & SONS,INC.(EMSON)	20,680	572	450	—	—	21,702
EARLEX INC.	8,775	—	—	—	—	8,775
EDGECRAFT CORPORATION	13,906	8,438	510	—	—	22,854
EL PASO CHILE COMPANY, THE	10,200	—	—	—	—	10,200
ELLERY HOMESTYLES	59,907	38,628	—	—	—	98,534
ELLISON FIRST ASIA LLC	43,795	—	—	—	—	43,795
ELMER’S PRODUCTS, INC.	—	—	(1)	—	—	(1)
ELRENE HOME FASHIONS	65,642	4,075	—	—	—	69,717
EMERSON RADIO CORP. IMPORT	178,452	—	—	—	—	178,452
EMESS DESIGN GROUP L.L.C.	—	—	—	—	—	—
EPOCA INC IMPORT	3,620	—	—	—	—	3,620
EURO-CUISINE, INC.	1,032	432	—	—	—	1,464
EURO-PRO OPERATING LLC	(25,718)	(54,618)	(49,899)	—	—	(130,235)
EVERGREEN ENTERPRISES	2,430	978	—	—	—	3,408
EVERGREEN LABS. INC.	706	4,152	39	—	—	4,897
EVRIHOLDER PRODUCTS INC.	9,029	—	—	—	—	9,029
EXCALIBUR ELECTRONICS INC.	—	21,174	—	—	—	21,174
EXCEL	—	(727)	—	—	—	(727)
FAGOR AMERICA INC.	11,760	(380)	—	—	—	11,380
FALLANI & COHN	1,523	44	—	—	—	1,567
FAMOUS HOME FASHION INC.	0	251	—	—	—	251
FARBERWARE COOKWARE	(290,886)	282,459	—	—	—	(8,427)
FETCO HOME DECOR INC.	(60,605)	—	(36,193)	—	—	(96,798)

MOR-5A

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	07/26/08

MOR-5A: LISTING OF AGED ACCOUNTS PAYABLE - MERCHANDISE

	Number of Days Past Due
VENDOR NAME	Current	0-30	31-60	61-90 [1]	Over 90	Total

FISKARS CONSUMER PRODUCTS, INC.	—	—	—	—	—	—
FLOXITE COMPANY INC.	4,246	26,130	3,667	—	—	34,043
FOCUS ELECTRICS, LLC	—	—	(36)	—	—	(36)
FOCUS PRODUCTS GROUP (CANADA)	101,899	(6,830)	—	—	—	95,069
FOOT FLUSH INTERNATIONAL, LLC	—	—	(1,561)	—	—	(1,561)
FOR LIFE PRODUCTS,INC.	9,471	10,243	—	—	—	19,714
FOR YOUR EARS ONLY INC.	—	—	—	—	—	—
FORESTON TRENDS	69,051	—	—	—	—	69,051
FRANCO MFG CO., INC.	—	35	—	—	—	35
FULHAM GROUP (THE)	—	31,796	—	—	—	31,796
GATCO	1,098	1,610	—	—	—	2,708
GEMLINE FRAME CO., INC.	—	—	—	—	—	—
GERSON COMPANY, THE IMPORT	4,648	—	—	—	—	4,648
GINSEY INDUSTRIES, INC.L/C	(35,573)	385	—	—	—	(35,187)
GLENOIT CORPORATION	68,364	—	—	—	—	68,364
GLJ,LLC	39,656	31,914	—	—	—	71,570
GODINGER SILVER ART CO.,LTD.	90	19,798	—	—	—	19,888
GOLDEN TADCO INT’L CORP. L/C	4,749	—	—	—	—	4,749
GORDON & GORDON INC.	—	7,097	—	—	—	7,097
GORILLA GLUE COMPANY, THE	—	(146)	—	—	—	(146)
GRACIOUS LIVING CORP.L/C	—	22	(1,916)	—	—	(1,895)
GRANT HOWARD ASSOCIATES	—	6,445	—	—	—	6,445
GROUPE SEB USA	—	—	—	—	—	—
GSC TECHNOLOGY CORPORATION	8,583	—	—	—	—	8,583
HAGERTY	6,019	9,666	10,532	—	—	26,216
HAIER AMERICA	41,325	—	—	—	—	41,325
HAMILTON BEACH PROCTOR SILEX	29,280	—	—	—	—	29,280
HAMPTON FORGE LTD.	(78,000)	185	—	—	—	(77,815)
HANNA’S CANDLE COMPANY	58,547	—	—	—	—	58,547
HARBOUR SOURCING INT’L LTD IMPORT	—	—	(1,863)	—	—	(1,863)
HARVEST TRADING GROUP INC.	34,733	—	—	—	—	34,733
HELEN OF TROY L.P.	468	—	—	—	—	468
HERITAGE MINT LTD. IMPORT	6,578	51,125	(207)	—	—	57,496
HINDOSTONE PRODUCTS, INC.	1,155	2,637	3,315	—	—	7,107
HMS MFG. CO.	(2,047)	—	2,047	—	—	—
HOME ESSENTIALS & BEYOND	42,042	—	—	—	—	42,042
HOME NICHES, INC. IMPORT	6,033	—	—	—	—	6,033
HOME PRODUCTS INTERNATIONAL, NA	42,026	—	—	—	—	42,026
HOME TRADITIONS	—	507	—	—	—	507
HOMEDICS CORPORATION	184,576	8,388	—	—	—	192,964
HOMEDICS, INC IMPORT	75,487	—	—	—	—	75,487
HOMESTEAD INT’L GROUP/IMPORT	—	41	—	—	—	41
HOPE COMPANY, THE	5,385	48,301	—	—	—	53,686
HOT HEADZ OF AMERICA LLC	—	2,663	—	—	—	2,663
HUNTER FAN COMPANY	—	—	(159)	—	—	(159)
IDEA VILLAGE PRODUCTS CORP	452,519	225	—	—	—	452,743
IDEAL PRODUCTS CO., LLC	3,540	—	—	—	—	3,540
IGNITE USA LLC	5,110	—	—	—	—	5,110
IMATION ELECTRONICS PRODUCTS IMPORT	—	(20,546)	—	—	—	(20,546)
IMPEX SYSTEMS GROUP, INC.	1,784	5,510	10	—	—	7,305
IMUS RANCH FOODS, INC.	5,403	10,304	—	—	—	15,707
IN ZONE, INC.	—	(8,943)	—	—	—	(8,943)
INDIA INK	45,206	—	—	—	—	45,206
INGENIOUS DESIGNS LLC IMPORT	(43,000)	—	—	—	—	(43,000)
INNOFRESH PRODUCTS, INC.	630	345	216	—	—	1,191
INTERCONTINENTAL ART INC.	10,144	229,959	—	—	—	240,103
INTERDESIGN,INC.	170,008	104	—	—	—	170,112
INTERNATIONAL SILVER	—	(302)	17	—	—	(286)
IROBOT	(95,829)	(32,776)	272,153	—	—	143,548
ISI-NORTH AMERICA, INC.	5,130	—	—	—	—	5,130
ITW SPACE BAG	114,803	2,571	—	—	—	117,374
J.A. HENCKELS	99,832	11,904	—	—	—	111,736
J.HUNT & CO. JIMCO	151,788	24,516	—	—	—	176,303
JAY FRANCO AND SONS INC.	320	—	—	—	—	320

MOR-5A

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	07/26/08

MOR-5A: LISTING OF AGED ACCOUNTS PAYABLE - MERCHANDISE

	Number of Days Past Due
VENDOR NAME	Current	0-30	31-60	61-90 [1]	Over 90	Total

JLA HOME,INC.	—	—	(2,549)	—	—	(2,549)
JOBAR INTERNATIONAL, INC.	9,180	—	—	—	—	9,180
JOHN RITZENTHALER COMPANY	(57)	—	—	—	—	(57)
JOKARI/US, INC.	28,296	—	—	—	—	28,296
JOLLEN HOME CREATION LTD L/C	49,783	—	—	—	—	49,783
JOSEPH ENTERPRISES, INC.	3,678	33,080	—	—	—	36,758
KAUFMAN SALES, INC IMPORT	1,281	—	—	—	—	1,281
KAY-DEE DESIGNS, INC.	16,532	—	—	—	—	16,532
KEMP & BEATLEY INC IMPORT	80	—	—	—	—	80
KEYSTONE MANUFACTURING CO.,INC.	2,952	—	—	—	—	2,952
KITCHEN AID PORTABLE APPLIANCES	(7,586)	(11,166)	(12,807)	—	—	(31,560)
KITCHEN ART INC.	6,581	4,185	36	—	—	10,803
KITTRICH CORPORATION	10,794	517	—	—	—	11,311
KLEAR-VU CORPORATION	66,188	—	—	—	—	66,188
L.A.IMPRINTS	1,302	11,924	1,680	—	—	14,906
LAMONT L/C	8,894	—	—	—	—	8,894
LAPINE ASSOC,INC.-GARMIN	(280)	(280)	(1,400)	—	—	(1,960)
LARIEN PRODUCTS	—	4,144	2,772	—	—	6,916
LAWRENCE FRAMES	—	5,065	—	—	—	5,065
LEIFHEIT INT’L USA INC.	—	—	(19,815)	—	—	(19,815)
LENOX BRANDS / DANSK	540	—	—	—	—	540
LENOX, INC.	1,772	—	—	—	—	1,772
LEXICAL TECHNOLOGIES	5,695	15,309	—	—	—	21,004
LIFETIME BRANDS INC.	42	329	—	—	—	371
LODGE MANUFACTURING CO.	—	(396)	—	—	—	(396)
LOT 26 STUDIO LLC	—	123,642	—	—	—	123,642
LOUISVILLE BEDDING	158,151	(6,833)	—	—	—	151,319
LUIGI BORMIOLI CORPORATION - IMPORT	41,483	1,462	1,138	—	—	44,083
LUX PRODUCTS CORPORATION	6,373	7,928	7,119	—	—	21,419
LUXURY LIVING INC	—	4,955	—	—	—	4,955
M.E. HEUCK CO.	—	13	—	—	—	13
MAGIC AMERICAN PRODUCTS,INC.	9,233	15,893	—	—	—	25,125
MAGIC SLIDERS	13,256	75,736	597	—	—	89,590
MALDEN	—	2,830	—	—	—	2,830
MANLEY TOYS LTD. IMPORT	(740)	(370)	(370)	—	—	(1,480)
MAPLES INDUSTRIES INC.	9,119	594	—	—	—	9,713
MASTERPIECE ART GALLERY	2,819	—	—	—	—	2,819
MAVERICK IND.	—	—	—	—	—	—
MAYTAG APPLIANCES	—	(140)	(3,623)	—	—	(3,763)
MCS IMPORT	—	3,571	8,158	—	—	11,729
MEDELCO INC.	4,043	238	—	—	—	4,281
MEDIA CORP, LLC	—	73	—	—	—	73
MEDICI 888, LLC IMPORT	11,494	7,520	—	—	—	19,014
MEDPORT LLC	—	22,010	—	—	—	22,010
MELANNCO INT’L LTD.	60	—	—	—	—	60
MELITTA USA, INC.	2,545	14,042	—	—	—	16,588
MERCH SOURCE LLC	—	(1,913)	—	—	—	(1,913)
METROKANE IMPORTS	(14,691)	3,494	—	—	—	(11,198)
MEYER CORP. U.S.	(644,932)	309,437	—	—	—	(335,496)
MIKASA	—	—	—	—	—	—
MISTO INTERNATIONAL LLC	4,380	—	—	—	—	4,380
MODERN MARKETING CONCEPTS	45	4,436	—	—	—	4,480
MOHAWK RUG & TEXTILES	48,016	(4,536)	—	—	—	43,480
MSA PRODUCTS, INC/IMPORT	(8)	(278)	(1,749)	—	—	(2,035)
NASSAU CANDY DISTRIBUTORS, INC.	28,970	—	—	—	—	28,970
NATURES PILLOWS INC.	66,927	1,134	—	—	—	68,061
NEATNIX	—	17,597	25	—	—	17,621
NEW ADVANCED PRODUCTS INC.	20,222	6,703	2,731	—	—	29,657
NEW VIEW/IMPORT	29,545	149,445	—	—	—	178,990
NEWPORT/LAYTON HOME FASHIONS C/O	10,906	58,557	—	—	—	69,464
NEXT CREATIONS, INC.	—	3,406	—	—	—	3,406
NIFTY HOME PRODUCTS INC.	216	171	—	—	—	387
NORELCO/PHILIPS	—	420	—	—	—	420
NORITAKE	—	5,699	—	—	—	5,699

MOR-5A

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	07/26/08

MOR-5A: LISTING OF AGED ACCOUNTS PAYABLE - MERCHANDISE

	Number of Days Past Due
VENDOR NAME	Current	0-30	31-60	61-90 [1]	Over 90	Total

OGGI CORPORATION	83	500	—	—	—	583
OLDE THOMPSON	—	2,055	—	—	—	2,055
ONEIDA LTD/IMPORT	0	—	—	—	—	0
ONTEL PRODUCTS CORPORATION	449	112	—	—	—	562
ORIGINAL GOURMET FOOD COMPANY, INC.	1,685	324	—	—	—	2,009
OWEN MANUFACTURING	—	2,535	—	—	—	2,535
OXO INTERNATIONAL, LTD.	521	—	—	—	—	521
PACIFIC COAST FEATHER COMPANY	—	48,646	—	—	—	48,646
PAPERPRODUCTS DESIGNS	69,854	—	—	—	—	69,854
PARK B SMITH LTD.	4,475	(1,225)	—	—	—	3,250
PEKING HANDICRAFTS	—	1,741	—	—	—	1,741
PERFECT CURVE, INC.	47,686	908	—	—	—	48,593
PHELPS INDUSTRIES, LLC	4,662	—	—	—	—	4,662
PHILIPS ORAL HEALTHCARE WORLDWIDE	—	6,774	—	—	—	6,774
PHOTOCO INC.	492	238	—	—	—	730
PINNACLE FRAMES & ACCENTS, INC.	636	—	—	—	—	636
POLDER INC/IMPORT	9,693	—	—	—	—	9,693
POMEROY COLLECTION, THE	600	—	—	—	—	600
POPCORN WHOLESALE, LLC	—	20	—	—	—	20
PRECIDIO INC.	—	—	—	—	—	—
PREMIER CANDLE CORPORATION	—	(644)	—	—	—	(644)
PRIDE OUTDOOR PRODUCTS GROUP IMPORT	(788)	—	—	—	—	(788)
PROCTER AND GAMBLE DISTRIBUTING CO.	(8,709)	(15,561)	(10,764)	—	—	(35,034)
PRODYNE	3,398	140	—	—	—	3,537
PROMOTOPIA, INC.	5,020	8,906	—	—	—	13,925
RANGE KLEEN	5,004	209	—	—	—	5,213
REDI SHADE, INC.	6,908	5,921	—	—	—	12,829
REED AND BARTON	2,119	—	—	—	—	2,119
REGAL HOME COLLECTIONS INC. IMPORT	(18)	(4,058)	—	—	—	(4,076)
REGENCY WRAPS INC.	2,003	734	337	—	—	3,074
REVERE MILLS INC.	51,419	7,674	—	—	—	59,093
REVMAN INTERNATIONAL INC.	—	10,732	(14,844)	—	—	(4,112)
RICHLOOM HOME FASHIONS - IMPORT	9,853	—	—	—	—	9,853
ROBINSON HOME PRODUCTS INC.	1,626	—	—	—	—	1,626
ROYAL DOULTON	176	—	—	—	—	176
ROYALE LINENS	112,245	—	—	—	—	112,245
RPI GROUP, THE	24,381	—	—	—	—	24,381
RUBBERMAID INCORPORATED	—	(1,221)	—	—	—	(1,221)
S LICHTENBERG & CO., INC.	264,347	—	—	—	—	264,347
SAECO USA, INC.	2,720	—	—	—	—	2,720
SAM HEDAYA LINENS	—	31	—	—	—	31
SANDER SALES ENTERPRISES LTD. IMPORT	32,722	—	222,210	—	—	254,932
SANGO	69,593	37,220	—	—	—	106,813
SATURDAY KNIGHT LTD	12,994	—	—	—	—	12,994
SCENT SATION, INC.	348,458	—	—	—	—	348,458
SDI TECHNOLOGIES L/C	81,312	—	—	—	—	81,312
SELECT MEDIA SERVICES, LLC	(3,464)	(2,484)	(761)	—	—	(6,710)
SEVENTH GENERATION	726	—	—	—	—	726
SG FOOTWEAR/THE MESSER GROUP	—	129	—	—	—	129
SHAW RUGS	—	—	—	—	—	—
SHEDRAIN CORPORATION	—	(361)	(37,230)	—	—	(37,591)
SHIELD INDUSTRIES, INC.	220	4,937	201	—	—	5,358
SHONFELD’S (USA), INC.L/C	—	—	(5)	—	—	(5)
SIMONIZ USA, INC.	2,697	7,068	—	—	—	9,765
SIMTEC CO.	—	19,048	43,274	—	—	62,322
SKOTZ MFG INC.	5,490	9,811	19,035	—	—	34,336
SMART INVENTIONS	13,265	17,310	—	—	—	30,576
SMITH & JOHNSON DRY GOODS, INC.	—	2	(2)	—	—	—
SNOW RIVER	11,549	39,893	4,430	—	—	55,872
SNS INTERNATIONAL	360	(877)	—	—	—	(517)
SOLITUDES	4,906	—	—	—	—	4,906
SONIC SCRUBBERS, LLC	2,188	406	—	—	—	2,594
SOURCE GLOBAL ENTERPRISES INC	58,853	37,688	—	—	—	96,540
SOY BASICS, LLC	4,904	546,915	2,696	—	—	554,515

MOR-5A

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	07/26/08

MOR-5A: LISTING OF AGED ACCOUNTS PAYABLE - MERCHANDISE

	Number of Days Past Due
VENDOR NAME	Current	0-30	31-60	61-90 [1]	Over 90	Total

SPECTRUM BRANDS, INC.	37,392	—	—	—	—	37,392
SPECTRUM DIVERSIFIED DESIGNS INC.	24,189	—	—	—	—	24,189
SPLASH HOME	—	27	—	—	—	27
SPRING MILL HOME PRODUCTS CORP.	—	(113)	—	—	—	(113)
SPRINGS DECORATIVE FLOORING INC.	—	222	(222)	—	—	—
SPRINGS INC.	—	4	(4)	—	—	—
SPRINGS INDUSTRIES	74,910	(37,569)	—	—	—	37,341
SPRINGS WINDOW FASHIONS	174,687	18,336	—	—	—	193,023
STARPLAST USA LLC	23,179	98,444	65,176	—	—	186,799
STERLING IMPORT & EXPORT	—	85	50	—	—	135
SUNBEAM PRODUCTS, INC.	—	—	(82)	—	—	(82)
SUNHAM & CO (USA) INC-IMPORT	214,498	34,658	—	—	—	249,156
SUN-YIN USA INC. IMPORT	54,346	—	—	—	—	54,346
SURE-FIT PRODUCTS CO.	95,808	(14,183)	—	—	—	81,624
TABLECRAFT PRODUCTS COMPANY	(11,544)	—	—	—	—	(11,544)
TABLETOPS UNLIMITED INC/IMPORT	(29)	—	—	—	—	(29)
TARTAN PRODUCTS COMPANY	566	3,746	148	—	—	4,459
TEAM INTERNATIONAL GROUP	509	1,708	—	—	—	2,217
TECH ENTERPRISES, INC.	—	(5,186)	—	—	—	(5,186)
TECHNIMARK, INC.	582	—	—	—	—	582
TERSANO (INTERNATIONAL) SRL	—	(1,064)	568	—	—	(497)
TEXSTYLE LLC L/C	35,795	57,121	—	—	—	92,916
T-FAL USA	—	13,734	(13,743)	—	—	(10)
THANE DISTRIBUTION GROUP	35,658	—	—	—	—	35,658
THERMOS	—	—	—	—	—	—
THIRSTYSTONE RESOURCES, INC.	9,054	5,561	8,230	—	—	22,845
TIENSHEN	—	(2,672)	—	—	—	(2,672)
TREND EVOLUTION, LLC	3,762	—	—	—	—	3,762
TRI-COASTAL DESIGN	—	—	—	—	—	—
TRIPAR INTERNATIONAL INC.	1,843	—	—	—	—	1,843
TRISTAR PRODUCTS INC.	40,429	—	—	—	—	40,429
TWEEL HOME FURNISHINGS	—	75	—	—	—	75
TWEEZERMAN	22,173	147,203	—	—	—	169,376
UMBRA LLC	121,274	—	—	—	—	121,274
UNITED SUPPLY	1,702	—	—	—	—	1,702
UNIVERSAL MERCHANDISE LTD / IMPORT	—	(1,102)	—	—	—	(1,102)
VACUVIN USA	5,872	—	—	—	—	5,872
VALSPAR	—	—	113	—	—	113
VANTAGE INC./LEGGETT & PLATT	—	595	—	—	—	595
VARIMPO USA, LTD.L/C	311,666	118,940	—	—	—	430,606
VELAMOUR	—	2,226	204	—	—	2,430
VERSAILLES HOME FASHIONS INC.	—	494	—	—	—	494
VICTORIA CLASSICS IMPORT	(291,391)	(57,271)	—	—	—	(348,662)
VICTORY LAND GROUP, INC. L/C	40,047	74,280	—	—	—	114,327
VORNADO AIR LLC	126,736	—	—	—	—	126,736
WAMSUTTA DOMESTICS	219,861	(609,724)	—	—	—	(389,863)
WARING (CONAIR)	5,600	(28,034)	—	—	—	(22,434)
WARP BROTHERS	14,591	50,442	—	—	—	65,033
WATERFORD WEDGEWOOD USA INC.	2,935	—	—	—	—	2,935
WATERPIK TECHNOLOGIES	25,947	—	—	—	—	25,947
W-C DESIGNS INC	11,045	41,903	—	—	—	52,948
WESTON GALLERY, THE L/C	1,631	—	—	—	—	1,631
WESTPOINT HOME INC IMPORT	328,346	(24,157)	—	—	—	304,189
WESTPOINT STEVENS	—	551	(736)	—	—	(185)
WHOLE SPACE INDUSTRIES LTD	16,280	—	373,031	—	—	389,311
WICKER BONANZA LTD. IMPORT	—	—	(35)	—	—	(35)
WILLIAM BOUNDS	—	243	—	—	—	243
WILLOWBROOK COMPANY, THE	140,778	486	—	—	—	141,264
WILTON IMPORT	96,836	(13,348)	—	—	—	83,488
WINE ENTHUSIAST, THE - IMPORT	1,141	—	—	—	—	1,141
WMS TRADE GROUP INC	9,276	43,457	13,204	—	—	65,937
WMS TRADE GROUP, INC.	—	—	117	—	—	117
WORLD KITCHEN INC.	134,195	—	—	—	—	134,195
WYTHE-WILL DISTRBUTING LLC	15,188	—	—	—	—	15,188

MOR-5A

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	07/26/08

MOR-5A: LISTING OF AGED ACCOUNTS PAYABLE - MERCHANDISE

	Number of Days Past Due
VENDOR NAME	Current	0-30	31-60	61-90 [1]	Over 90	Total

XCELL INTERNATIONAL CORP.	1,193	75	—	—	—	1,268
YANKEE CANDLE COMPANY	(232,553)	(11,825)	—	—	—	(244,378)
YUNG JOHANN HILLMAN INC.	—	10,035	—	—	—	10,035
ZAGAT SURVEY	11	264	268	—	—	542
ZRIKE CO., THE	—	1,430	—	—	—	1,430
ZYLISS USA CORP.	26,473	—	—	—	—	26,473

	$8,638,183	$2,506,342	$966,602	$—	$—	$12,111,128

[1]         The balance in the 31-60 aging is subject to change and will in all likelihood decline dramatically. The Debtors believe the amounts due to each vendor in this aging bucket were either partially or fully paid prepetition through merchandise prepayments. The Debtors are currently reconciling the invoices and prepayments related to this aging bucket and will make payment when the final amount due is determined.

MOR-5A

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	07/26/08

MOR-5A: LISTING OF ACCOUNTS PAYABLE - EXPENSE

	Number of Days Past Due
Vendor Name	Current	0-30	31-60	61-90	Over 90	Total

3200 MAILLOOP DR	39,203	—	—	—	—	39,203
A DAVID BROWN	—	50	—	—	—	50
ADT SECURITY SERVICES	5,426	—	—	—	—	5,426
ADT SECURITY SERVICES	1,756	—	—	—	—	1,756
ADVANCED POWER TECHNOLOGIES	1,767	—	—	—	—	1,767
ADVANTAGE 1 DISTRIBUTING, INC.	442	—	—	—	—	442
AFA PROTECTIVE SYSTEMS, INC.	33,861	—	—	—	—	33,861
AIR TECHNOLOGIES CORP	1,857	—	—	—	—	1,857
AIRPORT CENTER ASSOC.	4,834	—	—	—	—	4,834
AL SOLTANIAN	—	689	—	—	—	689
ALAN CORBETT	—	216	—	—	—	216
ALAN JACOBS	—	87	—	—	—	87
ALDERWOODPARKWAY PLAZA LP	—	10,000	—	—	—	10,000
ALFRED PERL	—	685	—	—	—	685
ALLEGRA PRINTING	2,184	—	—	—	—	2,184
ALPINE MECHANICAL SERVICES LLC	31,687	—	—	—	—	31,687
ALTERNATIVES IN ENGINEERING,	38,214	—	—	—	—	38,214
ALTO FINANCIAL SERVICES	208	—	—	—	—	208
AMERICAN ALARM SYSTEMS	150	—	—	—	—	150
AMERICAN EXPRESS INCENTIVE	—	16,723	—	—	—	16,723
AMERICAN PROJECT & REPAIR, INC	8,426	—	—	—	—	8,426
AMERICAN RIVER INTERNATIONAL	6,900	—	—	—	—	6,900
ANDREW KACHIANOS	—	200	—	—	—	200
ANDREW S JHAWAR	—	10,000	—	—	—	10,000
ANDY VIEIRA	—	(1,286)	—	—	—	(1,286)
ANGELA CAHILL	—	1,617	—	—	—	1,617
A-PRIME HANDLING, INC.	366	—	—	—	—	366
ARAMARK UNIFORM SERVICES	1,463	—	—	—	—	1,463
ARTHUR J GALLAGHER	7,500	—	—	—	—	7,500
AUTO DOORS INC. OF GA	25,657	—	—	—	—	25,657
AWI	414	—	—	—	—	414
BAPTISTWORKS - FERN VALLEY	33	—	—	—	—	33
BE FARMER	—	314	—	—	—	314
BERNARD HODES GROUP	17,343	—	—	—	—	17,343
BICSEC SECURITY INC.	840	—	—	—	—	840
BOSS FACILITY SERVICES, INC.	114,191	—	—	—	—	114,191
BRINCO MECHANICAL SERVICES INC.	2,279	—	—	—	—	2,279
BROCKS FP, INC.	1,141	—	—	—	—	1,141
BYRON LOVE	—	1,534	—	—	—	1,534
CAL SAFETY COMPLIANCE CORP	1,850	—	—	—	—	1,850
CARDINAL CARRYOR	537	—	—	—	—	537
CARDINAL INTEGRATED SYSTEMS	985	—	—	—	—	985
CARL J. CINCOTTA, JR.	1,290	—	—	—	—	1,290
CARLSON MARKETING GROUP	856	—	—	—	—	856
CAROLINE CHOW	—	72	—	—	—	72
CASS INFORMATION SYSTEMS	371	—	—	—	—	371
CCH INCORPORATED	4,126	—	—	—	—	4,126
CDW LOGISTICS, INC.	13,333	—	—	—	—	13,333
CED	2,227	—	—	—	—	2,227
CF MURFREESBORO ASSOCIATES	2,350	—	—	—	—	2,350
CHAMPION PACKAGING PRODUCTS	3,803	—	—	—	—	3,803
CHECKPOINT (EAS)	116	—	—	—	—	116
CHICAGO STYLE WEDDING	6,900	—	—	—	—	6,900
CHRISTINE GALAL	—	27	—	—	—	27
CHRISTINE HENERT	—	145	—	—	—	145
CINTAS CORPORATION	93	—	—	—	—	93
CINTAS CORPORATION	689	—	—	—	—	689
CITY OF BREA	50	—	—	—	—	50
CLASSIC MARKING PRODUCTS, INC.	173	—	—	—	—	173
CLEAN IMAGE CUSTODIAL	3,401	—	—	—	—	3,401
COMDATA STORED VALUE SOLUTIONS	57,928	—	—	—	—	57,928
COMFORT SYSTEMS USA	3,382	—	—	—	—	3,382

MOR-5A

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	07/26/08

MOR-5A: LISTING OF ACCOUNTS PAYABLE - EXPENSE

	Number of Days Past Due
Vendor Name	Current	0-30	31-60	61-90	Over 90	Total

COMMAND SECURITY CORPORATION	4,128	—	—	—	—	4,128
COMMERCIAL AIR SYSTEMS INC	2,747	—	—	—	—	2,747
COMMONWEALTH COMMUNICATIONS	1,779	—	—	—	—	1,779
CONNEY SAFETY PRODUCTS	126	—	—	—	—	126
CORPORATE SAFE SPECIALISTS	3,758	—	—	—	—	3,758
CP/IPERS SALAM LLC	12,296	—	—	—	—	12,296
CRAWFORD & CO	19,841	—	—	—	—	19,841
CRUSH BEARINGS & DRIVES INC	6,072	—	—	—	—	6,072
CSM Bonaventure Limited	—	—	(12,725)	—	—	(12,725)
CUNNINGHAM GOLF CART	104	—	—	—	—	104
CVS PHARMACY	60,621	—	—	—	—	60,621
DAIBES LNT ASSOCIATES LLC	153,563	—	—	—	—	153,563
DAMIAN J GIANGIACOMO	—	10,000	—	—	—	10,000
DAVE ROBERTS	—	995	—	—	—	995
DAVID DAUM	—	128	—	—	—	128
DC TREASURER	—	4,489	—	—	—	4,489
DEAN DESJARDINS	—	113	—	—	—	113
DEBORAH STEC	—	166	—	—	—	166
DELAWARE RIVER LAND CO., LLC	—	13,572	—	—	—	13,572
DELUXE BUSINESS SERVICES	88	—	—	—	—	88
DENISE LAFAVE	—	262	—	—	—	262
DENTCO	7,044	—	—	—	—	7,044
DENVILLE HARDWARE & PAINT CO.	145	—	—	—	—	145
DIRECT SOURCE	5,503	—	—	—	—	5,503
DISH NETWORK	6	—	—	—	—	6
DIVERSIFIED TECHNICAL SOLUTION	3,157	—	—	—	—	3,157
DODSON BROS.EXTERMINATING CO.,	105	—	—	—	—	105
DR JOYCE BROWN	—	10,000	—	—	—	10,000
DRM WASTE MGT.	208,970	—	—	—	—	208,970
DUNBAR ARMORED	21,728	—	—	—	—	21,728
EASYLINK SERVICES INT’L CORP	99	—	—	—	—	99
EMEDCO	127	—	—	—	—	127
ENCORE/EMERLING DESIGN	425	—	—	—	—	425
ERRICO D’AGOSTINO JR.	—	452	—	—	—	452
F. DAVID CODER	—	206	—	—	—	206
F.S. SCHARDEIN & SONS INC.	1,297	—	—	—	—	1,297
FASTENAL COMPANY	249	—	—	—	—	249
FESCO	670	—	—	—	—	670
FISH WINDOW CLEANING	636	—	—	—	—	636
FOOD EXPRESS, INC.	1,093	—	—	—	—	1,093
FOOTSTAR	50	—	—	—	—	50
FRANK SAVINO	—	730	—	—	—	730
FRED GROSSI	—	811	—	—	—	811
FREDERICK WINE	—	234	—	—	—	234
FRISCO POLICE DEPT.	25	—	—	—	—	25
G & K SERVICES	84	—	—	—	—	84
G & K SERVICES	1,147	—	—	—	—	1,147
GARDA CL ATLANTA	39,296	—	—	—	—	39,296
GARY THORNHILL	—	860	—	—	—	860
GE CAPITAL	617	—	—	—	—	617
GENESIS FACILITY MANAGEMENT	2,048	—	—	—	—	2,048
GENEVE PONSON	—	322	—	—	—	322
GEORGE G GOLLEHER	—	10,000	—	—	—	10,000
GEORGE JOSEPH	—	1,269	—	—	—	1,269
GIFT CARD PARTNERS	71,317	—	—	—	—	71,317
GIFTS.COM	—	10,000	—	—	—	10,000
GILLIS/JARKE	2,284	—	—	—	—	2,284
GLL US Retail LP Legacy Place	—	—	(863)	—	—	(863)
GLOBAL FACILITY SOLUTIONS INC	2,550	—	—	—	—	2,550
GRAPHIC TECHNOLOGY SERVICES,	4,432	—	—	—	—	4,432
GREENSBORO AREA CHAMBER OF COMMERCE	371	—	—	—	—	371
HEARST MAGAZINES	4	—	—	—	—	4

MOR-5A

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	07/26/08

MOR-5A: LISTING OF ACCOUNTS PAYABLE - EXPENSE

	Number of Days Past Due
Vendor Name	Current	0-30	31-60	61-90	Over 90	Total

HELP/SYSTEMS INC.	17,205	—	—	—	—	17,205
HORIZON NATIONAL CONTRACT	14,800	—	—	—	—	14,800
HUB GROUP, INC	7,420	—	—	—	—	7,420
HUGH J. SCULLIN	—	48	—	—	—	48
IMTECH GRAPHICS	3,011	—	—	—	—	3,011
INDUSTRIAL BUILDING SERV., INC	6,780	—	—	—	—	6,780
INFINITY ELEVATOR COMPANY, INC	362	—	—	—	—	362
INLAND US MANAGEMENT, LLC	—	250	—	—	—	250
INNER WORKINGS	13,769	—	—	—	—	13,769
IRON MOUNTAIN RECORDS	9,725	—	—	—	—	9,725
ITA GROUP	13,787	—	—	—	—	13,787
J.C. MOAG CORPORATION	1,046	—	—	—	—	1,046
JAMES M. PLEASANTS CO.INC.	580	—	—	—	—	580
JARED LEIMAN	—	(75)	—	—	—	(75)
JASON T JOHNSON	—	244	—	—	—	244
JDA SOFTWARE SERVICES, INC	4,234	—	—	—	—	4,234
JEFF MARTIN	—	1,371	—	—	—	1,371
JENNIFER JUSTICE	—	386	—	—	—	386
JENNIFER TRAVIS	—	57	—	—	—	57
JOHN CONTI COFFEE COMPANY	819	—	—	—	—	819
JOHNSON CONTROLS	641	—	—	—	—	641
JOMARK	8,195	—	—	—	—	8,195
JOSE CRUZ	—	99	—	—	—	99
JOYCE DONATELLI	—	46	—	—	—	46
JULIA NEWTON-PHARES	—	357	—	—	—	357
KAYSER’S DAIRY, INC.	2,355	—	—	—	—	2,355
KDM-POP SOLUTIONS GROUP	1,352	—	—	—	—	1,352
KENNETH BIRD	—	1,877	—	—	—	1,877
KENNETH JAMES	—	120	—	—	—	120
KEVIN BRIDGES	—	130	—	—	—	130
KEY EQUIPMENT FIANCE	4,427	—	—	—	—	4,427
KRAUTH ELECTRIC	122	—	—	—	—	122
LANGE’S LAWN SERVICE	6,750	—	—	—	—	6,750
LARO SERIVE	20,016	—	—	—	—	20,016
LAWSON SOFTWARE, INC.	10,152	—	—	—	—	10,152
LEE HECHT HARRISON LLC	1,100	—	—	—	—	1,100
LEE S. NEIBART	—	10,000	—	—	—	10,000
LENOX IND. INC.	137,359	—	—	—	—	137,359
LINENS DENVER	34,564	—	—	—	—	34,564
LINENS RANCHO MIRAGE	30,896	—	—	—	—	30,896
LINTEX INC	32,699	—	—	—	—	32,699
LISA ROBINSON	—	1,399	—	—	—	1,399
LITEMOR DISTRIBUTORS (NY) L.L.	12,690	—	—	—	—	12,690
LITTLE EGYPT GOLF CARS, LTD	416	—	—	—	—	416
LP NETWORK INC.	4,713	—	—	—	—	4,713
MAMMOTH FIRE ALARM INC.	226	—	—	—	—	226
MANDEVILLE SIGNS INC.	1,660	—	—	—	—	1,660
MARGO RICE	—	100	—	—	—	100
MARIANNE ANTHONY	—	67	—	—	—	67
MARK BLEWETT	—	593	—	—	—	593
MARK MOLINARO	—	296	—	—	—	296
MARK MOTLEY	—	888	—	—	—	888
MARTY HAHN	—	671	—	—	—	671
MARY SHEILA MARQUIS	—	(22)	—	—	—	(22)
MASON INVESTMENT	1,750	—	—	—	—	1,750
MASSGLASS & DOOR SERVICE, INC.	4,919	—	—	—	—	4,919
MATERIAL HANDLING SUPPLY	13,974	—	—	—	—	13,974
MCKEE STEWART EQUIP. CORP.	276	—	—	—	—	276
McQUAY SERVICE	765	—	—	—	—	765
METRO DOOR	1,795	—	—	—	—	1,795
METRO TECH	4,666	—	—	—	—	4,666
MICHAEL PATTON	—	91	—	—	—	91

MOR-5A

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	07/26/08

MOR-5A: LISTING OF ACCOUNTS PAYABLE - EXPENSE

	Number of Days Past Due
Vendor Name	Current	0-30	31-60	61-90	Over 90	Total

MICHAEL PRICE	—	563	—	—	—	563
MICHELE VELLEGAS	—	29	—	—	—	29
MICROGRAPHIC INFORMATION INC.	10,185	—	—	—	—	10,185
MIDLAND INFORMATION SYSTEMS,	4,055	—	—	—	—	4,055
MIDTOWN NEON SIGN CORP.	1,349	—	—	—	—	1,349
MIKE BLAIS	—	158	—	—	—	158
MILLER PROTECTIVE SERVICE	487	—	—	—	—	487
MMCDD	1,650	—	—	—	—	1,650
MOBILE STORAGE GROUP	9,797	—	—	—	—	9,797
MONICA MORAN	—	1,633	—	—	—	1,633
MONTI INDUSTRIES	3,514	—	—	—	—	3,514
MOORE WALLACE	3,068	—	—	—	—	3,068
MR. JOHN	162	—	—	—	—	162
NANCY BORCHERS WALLACE	—	850	—	—	—	850
NETWORK ELECTRICAL SERVICES	6,601	—	—	—	—	6,601
NEVADA DEPT. OF TAXATION	—	25	—	—	—	25
NEW HORIZON OF CENTRAL & NORTHERN	465	—	—	—	—	465
NEWCASTLE PROPERTIES, LLC	23,005	—	—	—	—	23,005
NJ IORIO LANDSCAPING	867	—	—	—	—	867
NORTH EASTERN CHEMICALS, INC.	905	—	—	—	—	905
OCE IMAGISTICS INC	475	—	—	—	—	475
OFFICE DEPOT	611	—	—	—	—	611
ORION SYSTEMS	996	—	—	—	—	996
PAMELA ROMANO	—	10,000	—	—	—	10,000
PARKER COMMERCIAL CONSTRUCTION	1,987	—	—	—	—	1,987
PATRICK GLEASON	—	316	—	—	—	316
PAUL BRADEN	—	697	—	—	—	697
PERKAROMA	7,941	—	—	—	—	7,941
PERSONNEL CONCEPTS	99	—	—	—	—	99
PETER COPSES	—	10,000	—	—	—	10,000
PI WORLDWIDE	175	—	—	—	—	175
PITNEY BOWES GLOBAL FIN.SERVICE LLC	174	—	—	—	—	174
PLANO THINGS LP	41,850	—	—	—	—	41,850
PMN ELECTRIC & GAS	—	6,202	—	—	—	6,202
PNC/IBM MACHINES CORP.	3,451	—	—	—	—	3,451
PREMIER TRANSPORTATION	5,793	—	—	—	—	5,793
PROTECTORS SECURITY SERV. INC	1,241	—	—	—	—	1,241
PRUYN BEARING CO.	396	—	—	—	—	396
PSE&G #441	—	1,069	—	—	—	1,069
PUTNAM ROLLING LADDER CO., INC	1,646	—	—	—	—	1,646
QUALITY REPRO CENTERS, INC	746	—	—	—	—	746
QUALITY SOLUTIONS, INC.	2,186	—	—	—	—	2,186
R.W. ROGERS CO	3,060	—	—	—	—	3,060
RENEE HILVERDING	—	50	—	—	—	50
RIVERFRONT HEALTH SYSTEMS	70	—	—	—	—	70
ROBERT LEIS	—	184	—	—	—	184
ROBERT SERENSON	—	262	—	—	—	262
ROCCO DINAPOLI	—	715	—	—	—	715
RONALD EHRENTRAUT	—	539	—	—	—	539
RR DONNELLEY RECEIVEABLES, INC.	13,128	—	—	—	—	13,128
RSM MAINTENANCE LLC	5,082	—	—	—	—	5,082
RUSSELL BENSLEY	—	62	—	—	—	62
RYAN STIGALL	—	107	—	—	—	107
S & S SYTEMS LLC	1,103	—	—	—	—	1,103
SAM ASHER	—	263	—	—	—	263
SCHINDLER ELEVATOR CORP.	11,078	—	—	—	—	11,078
SCHWARZ	164,122	—	—	—	—	164,122
SCOTT ABERT	—	107	—	—	—	107
SCOTT FOLLK	—	(910)	—	—	—	(910)
SCOTT SILVER	—	428	—	—	—	428
SECURITY RESOURCES INC.	2,326	—	—	—	—	2,326
SHARP BUSINESS SYSTEMS	634	—	—	—	—	634

MOR-5A

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	07/26/08

MOR-5A: LISTING OF ACCOUNTS PAYABLE - EXPENSE

	Number of Days Past Due
Vendor Name	Current	0-30	31-60	61-90	Over 90	Total

SHAWN YOKELEY	—	96	—	—	—	96
SHOP LOCAL	4,634	—	—	—	—	4,634
SHORT CUTS LAWN CARE	490	—	—	—	—	490
SMG SECURITY SYSTEM INC.	75	—	—	—	—	75
SOFTWARE HOUSE INTERNATIONAL	1,552	—	—	—	—	1,552
SOUTHERN CALIFORNIA EDISON 431	—	10,105	—	—	—	10,105
STANDARD PARKING	320	—	—	—	—	320
STANLEY CONVERGENT SECURITY	311	—	—	—	—	311
STEVE COX	—	118	—	—	—	118
STEVE MYKOLIW	—	623	—	—	—	623
SUPERIER LANDSCAPE	4,350	—	—	—	—	4,350
SUSAN BENTON	—	105	—	—	—	105
TALX CORPORATION	11,047	—	—	—	—	11,047
TAYLORS FLORIST	70	—	—	—	—	70
TECHNOLOGY RECOVERY GROUP	15	—	—	—	—	15
TELECHECK	12,127	—	—	—	—	12,127
TEMPTATION VENDING L.L.C.	589	—	—	—	—	589
THE OLIVER GROUP	9,900	—	—	—	—	9,900
THE WEEKS-LERMAN GROUP, LLC	10,159	—	—	—	—	10,159
THOMAS HABBYSHAW	—	752	—	—	—	752
THOMAS JOHNSON	—	1,734	—	—	—	1,734
THOMPKINS & DAVIDSON, LLP	1,174	—	—	—	—	1,174
TIFFANY & CO.	2,062	—	—	—	—	2,062
TOM FISCHETTI	—	205	—	—	—	205
TOPLINE MATERIAL HANDLING	983	—	—	—	—	983
TRI-DIM FILTER CORP.	92,597	—	—	—	—	92,597
ULTRA PAK INC.	2,117	—	—	—	—	2,117
UNIVERSAL SURVIELLANCE SYSTEMS	230	—	—	—	—	230
UPS TRADE MANAGEMENT	2,000	—	—	—	—	2,000
US LAWNS OF GREENSBORO	1,430	—	—	—	—	1,430
V.P. CLARENCE & CO.	31,641	—	—	—	—	31,641
VETERANS WORLDWIDE MAINT	4,558	—	—	—	—	4,558
VILLA LIGHTING SUPPLY	323	—	—	—	—	323
VINCENT DIGIOVINE	—	126	—	—	—	126
VON SCHWEINITZ & ASSOC.	9,648	—	—	—	—	9,648
VURU TECHNOLOGY	1,929	—	—	—	—	1,929
W.B. MASON CO, INC.	14,512	—	—	—	—	14,512
WACO LNT	31,528	—	—	—	—	31,528
WATCHGUARD SERVICES	5,822	—	—	—	—	5,822
WATCHUNG SPRING WATER CO. INC.	100	—	—	—	—	100
WAUKESHA STROAGE	478	—	—	—	—	478
WESCO RECIEVABLES CORP	1,012	—	—	—	—	1,012
WILLIAM J. MIRO II	450	—	—	—	—	450
WILLIAM STOLZ	—	2,775	—	—	—	2,775
WILLIAMS FOOD SERVICE	123	—	—	—	—	123
XEROX CORPORATION	2,439	—	—	—	—	2,439
XEROX CORPORATION	1,602	—	—	—	—	1,602
ZURICH NORTH AMERICA	67,804	—	—	—	—	67,804

	$2,193,894	$174,663	$(13,589)	$—	$—	$2,354,969

MOR-5A

In re: Linens Holding Co. et al.	Case No.:	08-10832
	Fiscal Month Ended:	07/26/08

MOR-6: ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Amount

Accounts Receivable Reconciliation
Total Accounts Receivable at the Beginning of the Reporting Period	$38,019,033
Plus: Amounts Billed During the Period	4,181,554
Less: Amounts Collected During the Period	(617,699)
Total Accounts Receivable at the End of the Reporting Period	$41,582,888

Accounts Receivable Aging
0 - 30 Days Old	$31,429,882
31 - 60 Days Old	1,852,556
61 - 90 Days Old	2,090,922
91+ Days Old	6,351,698
Total Accounts Receivable	41,725,057
Amounts Considered Uncollectible (bad debt)	(142,169)
Accounts Receivable (net)	$41,582,888

DEBTOR QUESTIONNAIRE

Question		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period?	X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3.	Have all postpetition tax returns been timely filed?	X
4.	Are workers compensation, general liability, and other necessary insurance coverages in effect?	X
5.	Has any bank account been opened during the reporting period?		X

Explanations to Debtor Questionnaire:
1.

On May 30, 2008, the Bankruptcy Court approved liquidation sales in 120 stores. The Debtors entered into agency agreements with SB Capital Group, LLC and Tiger Capital Group to conduct the inventory and fixed asset liquidation and the liquidation sales commenced on May 31, 2008 and continued during the reporting period.

2.	N/A
3.	N/A
4.	N/A
5.	N/A

MOR-6